SAN JUAN PROJECT PARTICIPATION AGREEMENT

                                      AMONG

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                          TUCSON ELECTRIC POWER COMPANY

                       THE CITY OF FARMINGTON, NEW MEXICO

                            M-S-R PUBLIC POWER AGENCY

                THE INCORPORATED COUNTY OF LOS ALAMOS, NEW MEXICO

                   SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY

                                 CITY OF ANAHEIM

                     UTAH ASSOCIATED MUNICIPAL POWER SYSTEMS

             TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.



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                                TABLE OF CONTENTS

SECTION                                                                  PAGE
-------                                                                  ----

                 I. PARTIES AND INTRODUCTORY MATTERS

  1     PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  2     RECITALS  .  . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  3     AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
  4     EFFECTIVE DATE AND TERMINATION . . . . . . . . . . . . . . . . .   8
  5     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                  II. OWNERSHIP OF SAN JUAN PROJECT

  6     OWNERSHIPS  AND TITLES . . . . . . . . . . . . . . . . . . . . .  19
  7     CAPITAL  IMPROVEMENTS  AND  RETIREMENTS OF SAN JUAN PROJECT
          AND  PARTICIPANTS'  SOLELY OWNED FACILITIES . . .               23

  8     WAIVER OF RIGHT TO PARTITION . . . . . . . . . . . . . . . . . .  27
  9     BINDING  COVENANTS.  . . . . . . . . . . . . . . . . . . . . . .  28
  10    MORTGAGE AND TRANSFER OF PARTICIPANTS' INTERESTS . . .            30
  11    RIGHTS OF FIRST  REFUSAL . . . . . . . . . . . . . . . . . . . .  33
  12    RIGHTS OF PNM AND TEP IN WATER AND COAL  . . . . . . . . . . . .  38
  13    SEVERANCE OF IMPROVEMENTS  . . . . . . . . . . . . . . . . . . .  39

           III. ENTITLEMENTS TO OUTPUT OF SAN JUAN PROJECT

  14    ENTITLEMENT TO CAPACITY AND ENERGY . . . . . . . . . . . . . . .  40
  15    CAPACITY ALLOCATION OF SWITCHYARD FACILITIES . . . . . . .        42
  16    USE OF FACILITIES DURING CURTAILMENTS  . . . . . . . . . . . . .  44

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  17    START-UP AND AUXILIARY  POWER AND ENERGY  REQUIREMENTS . . . . .  46

                         IV. ADMINISTRATION

  18    COORDINATION COMMITTEE . . . . . . . . . . . . . . . . . . . . .  47
  19    ENGINEERING AND OPERATING COMMITTEE  . . . . . . . . . . . . . .  51
  20    FUELS  COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . .  55
  21    AUDITING  COMMITTEE  . . . . . . . . . . . . . . . . . . . . . .  61

                  V. BUDGETS AND OPERATING EXPENSES

  22    OPERATION AND MAINTENANCE EXPENSES . . . . . . . . . . . . . . .  64
  23    FUEL  COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . .  72
  24    ANNUAL  BUDGETS  . . . . . . . . . . . . . . . . . . . . . . . .  78
  25    PAYMENT  OF  TAXES . . . . . . . . . . . . . . . . . . . . . . .  79
  26    MATERIALS  AND  SUPPLIES . . . . . . . . . . . . . . . . . . . .  80
  27    EMERGENCY  SPARE PARTS . . . . . . . . . . . . . . . . . . . . .  82

                         VI. OPERATING AGENT

  28    OPERATION AND MAINTENANCE  . . . . . . . . . . . . . . . . . . .  83
  29    OPERATING  EMERGENCY . . . . . . . . . . . . . . . . . . . . . .  89
  30    PAYMENT OF EXPENSES BY PARTICIPANTS  . . . . . . . . . . . . . .  92
  31    OPERATING  INSURANCE . . . . . . . . . . . . . . . . . . . . . .  94
  32    SURPLUS OR RETIRED PROPERTY  . . . . . . . . . . . . . . . . . .  98
  33    REMOVAL OF OPERATING AGENT . . . . . . . . . . . . . . . . . . .  99
  34    DEFAULTS BY OPERATING AGENT  . . . . . . . . . . . . . . . . . . 101

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              VII. DEFAULTS, LIABILITY AND ARBITRATION

  35    DEFAULTS  .  . . . . . . . . . . . . . . . . . . . . . . . . . . 103
  36    LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
  37    ARBITRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . 115

                 VIII. RETIREMENT AND RECONSTRUCTION

  38    DESTRUCTION, DAMAGE OR CONDEMNATION OF A UNIT  . . . . . . . . . 118
  39    RIGHTS OF PARTICIPANTS UPON TERMINATION  . . . . . . . . . . . . 120
  40    DECOMMISSIONING OF THE PROJECT . . . . . . . . . . . . . . . . . 121

                    IX. MISCELLANEOUS PROVISIONS

  41    RELATIONSHIP OF PARTICIPANTS . . . . . . . . . . . . . . . . . . 122
  42    NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 123
  43    OTHER  PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . 125
  44    EXECUTION IN COUNTERPARTS . . . . . . . . . . . . . . . . . . .  128
  45    AMENDMENTS  .  . . . . . . . . . . . . . . . . . . . . . . . . . 129

   EXHIBIT I                   Real Property
   EXHIBIT II                  Annual Minimum Coal
   EXHIBIT III                 Switchyard Facilities
   EXHIBIT IV                  Ownership of Equipment
   EXHIBIT V                   O&M of Equipment
   EXHIBIT VI                  A&G Expenses
   EXHIBIT VII                 Coal Allocation and Billing
   EXHIBIT VIII                Adjustment of Voting Requirements
   EXHIBIT IX                  Fixed Fuel Expense


                                      iii
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30

                                     PART I

                        PARTIES AND INTRODUCTORY MATTERS

         1.0      PARTIES:

         The parties to this San Juan Project Participation Agreement ("Agreement") are: PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico
corporation ("PNM"); TUCSON ELECTRIC POWER COMPANY, an Arizona corporation ("TEP"); THE CITY OF FARMINGTON, NEW MEXICO, an incorporated municipality and a body politic and corporate, existing as a political subdivision under the constitution and laws of the State of New Mexico ("Farmington"); M-S-R PUBLIC POWER AGENCY, a joint exercise of powers agency organized under the laws of the State of California ("M-S-R"); THE INCORPORATED COUNTY OF LOS ALAMOS, NEW MEXICO, a body politic and corporate, existing as a political subdivision under the constitution and laws of the State of New Mexico ("LAC"); SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint exercise of powers agency organized under the laws of the State of California ("SCPPA"); THE CITY OF ANAHEIM, a municipal corporation organized under the laws of the State of California ("Anaheim"); UTAH ASSOCIATED MUNICIPAL POWER SYSTEMS, a political subdivision of the State of Utah ("UAMPS"); and TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado cooperative corporation ("Tri-State"). These parties are the participants in the San Juan Project, and are hereinafter sometimes referred to individually as a "Participant" and collectively as "Participants."


                                       1
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         2.0 RECITALS:  This  Agreement is made with  reference to the following facts, among others:

                  2.1 PNM is an electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of New Mexico.

                  2.2 TEP is an electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of Arizona.

                  2.3 Farmington operates a municipal electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of New Mexico.

                  2.4 M-S-R is a public entity engaged in the generation, transmission, purchase and sale of electric power and energy in the western United States for the benefit of its member public agencies.

                  2.5 LAC operates a municipal electric utility engaged in the generation, transmission and distribution of electric power and energy in a part of the State of New Mexico.

                  2.6 SCPPA is a public entity created to acquire, construct, finance, operate and maintain generation and transmission projects on behalf of its members.

                  2.7 Anaheim operates a municipal utility in the State of California engaged in the generation, transmission and distribution of electric power.

                  2.8 UAMPS is a public entity created to plan, finance, develop, acquire, construct, improve, better, operate and maintain projects, or ownership interests or capacity rights therein, for the generation, transmission and distribution of electric energy for the benefit of its members.


                                       2
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                  2.9 Tri-State is a cooperative corporation created pursuant to the laws of the State of Colorado. Tri-State's primary functions involve the generation, transmission, transformation and sale of electricity to its member distribution cooperatives.

                  2.10 PNM and TEP each has an undivided one-half (1/2) ownership interest in the real property associated with the San Juan Project, which real property is described in Exhibit I, attached hereto and incorporated herein, and is identified therein as Parcels A through F.

                  2.11 PNM and TEP have entered into the Coal Sales Agreement with San Juan Coal Company ("SJCC"), pursuant to which SJCC agreed to supply the San Juan Project with coal.

                  2.12 PNM contracted with the United States Department of the Interior, Bureau of Reclamation, under the Colorado River Storage Project Act to purchase 20,200 acre feet of water per year from Navajo Reservoir under Contract 14-06-400-4821 dated April 11, 1968. Said contract was amended by an amendatory contract dated September 29, 1977, wherein the United States Department of the Interior, Bureau of Reclamation (i) acknowledged PNM's assignment to TEP of an undivided one-half (1/2) interest in PNM's rights and obligations imposed under the April 11, 1968, contract; and (ii) revised the amount of water available for consumptive use by the San Juan Project from the Navajo Reservoir from 20,200 acre feet per year to 16,200 acre feet per year.

                  2.13 The San Juan Project Co-Tenancy Agreement was executed as of February 15, 1972, effective as of July 1, 1969. The original Co-Tenancy Agreement was modified by joint action of PNM and TEP, as follows: Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, Modification No. 9 on January 12, 1994 and Modification No. 10 on November 30, 1995 (the original of such Co-Tenancy Agreement, as amended by Modifications 1 through 10, is referred to herein as the "Co-Tenancy Agreement").


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                  2.14 The San Juan Project Operating  Agreement was executed as of December 21, 1973, effective as of July 1, 1969. The original Operating Agreement was modified by joint action of PNM and TEP, as follows: Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3, on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, Modification No. 9 on January 12, 1994 and Modification No. 10 on November 30, 1995 (the original of such Operating Agreement, as amended by Modifications 1 through 10, is referred to herein as the "Operating Agreement").

                  2.15 A San Juan Project Construction Agreement was executed as of December 21, 1973, effective as of July 1, 1969, to govern the construction of the San Juan Project; this agreement was thereafter modified from time to time and was terminated in 1995 by action of PNM and TEP.

                  2.16 On May 16, 1979, TEP and PNM entered into an agreement whereby on that date TEP conveyed to PNM TEP's 50 percent undivided ownership interest in Unit 4.

                  2.17 On November 17, 1981, PNM transferred an 8.475 percent undivided ownership interest in Unit 4 to Farmington.


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                  2.18 On December  31,  1983,  PNM  transferred  a 28.8 percent undivided ownership interest in Unit 4 to M-S-R.

                  2.19 On October 31, 1984, TEP transferred its 50 percent undivided ownership interest in Unit 3 to Alamito Company, which later changed its name to Century Power Company ("Century").

                  2.20 On July 1, 1985, PNM transferred a 7.2 percent undivided ownership interest in Unit 4 to LAC.

                  2.21 On July 1, 1993, Century transferred a 41.8 percent undivided ownership interest in Unit 3 to SCPPA.

                  2.22 On August 12, 1993, PNM transferred a 10.04 percent undivided ownership interest in Unit 4 to Anaheim.

                  2.23 On June 2, 1994, PNM transferred a 7.028 percent undivided ownership interest in Unit 4 to UAMPS.

                  2.24 On January 2, 1996, Century transferred an 8.2 percent undivided ownership interest in Unit 3 to Tri-State.

                  2.25  Farmington,   M-S-R,  LAC,  SCPPA,  Anaheim,  UAMPS  and
         Tri-State were classified as "Unit Participants" in the San Juan Project, pursuant to the Co-Tenancy Agreement.

                  2.26 As of April 29, 1994, PNM, TEP, Century, SCPPA, Farmington, M-S-R, LAC and Anaheim executed the San Juan Project Designated Representative Agreement (the "DR Agreement") to implement the requirements of the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by UAMPS and Tri-State at the time of their respective purchases of ownership interests in the San Juan Project.

                  2.27 The Participants desire, in this Agreement, to amend and restate, and to replace in their entirety, the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.





                                       6
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         3.0 AGREEMENT: The Participants, for and in consideration of the mutual covenants to be by them kept and performed, agree as follows.





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         4.0      EFFECTIVE DATE AND TERMINATION:

                  4.1 Except as otherwise provided in Section 4.3, this Agreement shall become effective upon the later of the following dates:
         (a) the date upon which the FERC accepts for filing this Agreement; provided that, if the FERC orders a hearing to determine whether this Agreement is just and reasonable, this Agreement shall not become effective until the date when an order, no longer subject to judicial review, has been issued by the FERC determining this Agreement to be just and reasonable without changes or modifications unacceptable to the Participants; or (b) the date upon which the Rural Utilities Service ("RUS") approves this Agreement on behalf of Tri-State.

                  4.2 Following execution by all Participants, PNM shall file a copy of this Agreement with the FERC in a timely manner. In such filing, PNM shall request waiver of applicable FERC notice requirements in order to allow this Agreement to become effective as of the earliest feasible date. All other Participants shall support PNM's filing by the prompt filing of a certificate or letter of concurrence or intervention in support of the filing.

                  4.3 Following (a) an order by the FERC or any other regulatory agency having jurisdiction, or (b) a letter or other communication from the RUS, the Participants shall each review such order, letter or communication to determine if the FERC, RUS or any agency having jurisdiction has changed or modified a condition or conditions, deleted a condition or conditions, or imposed a new condition or conditions with regard to this Agreement; or has conditioned its approval of this Agreement upon changes or modifications to a condition or conditions, deletion of a condition or conditions or imposition of a new condition or conditions. The Participant receiving such order, letter or communication shall promptly provide a copy of such order, letter or communication to the other Participants. Within fifteen (15) business days after receipt by the other Participants of the copy of the order, letter or communication, the Participants shall indicate to each other in writing their acceptance or rejection of this Agreement based upon any changes, modifications, deletions or new conditions required by the FERC, RUS or any agency having jurisdiction. A failure to notify within said fifteen (15) day period shall be the equivalent to a notification of acceptance. If any Participant rejects this Agreement because the


                                       8
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         FERC, RUS or any agency having  jurisdiction  has modified a condition, deleted a condition or imposed a new condition in this Agreement, or has conditioned its approval on such a change, modification, deletion or new condition, the Participants will be deemed to have rejected this Agreement and they shall attempt, in good faith, to renegotiate the terms and conditions of this Agreement to resolve such changed,
         modified,   deleted  or  new  condition  to  the  satisfaction  of  the
         Participants within one hundred twenty (120) days after the date of such order, letter or communication and thereafter to obtain requisite regulatory approval of such renegotiated agreement.

                  4.4 This Agreement shall continue in force and effect until July 1, 2022, unless otherwise agreed in writing by the Participants.



                                       9
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         5.0  DEFINITIONS:  The following  terms,  when used herein with initial capitalization, and whether in the singular or the plural, shall have the meaning specified:

                  5.1  ACCOUNTING   PRACTICE:   Generally  accepted   accounting
         principles in accordance with FERC Accounts applicable to electric utility operations.

                  5.2 AGREEMENT: This San Juan Project Participation Agreement, including all exhibits and attachments hereto, and as may be modified or amended from time to time.

                  5.3 ANNUAL MINIMUM COAL DELIVERY: The quantities of coal set forth on Exhibit H to the Coal Sales Agreement, which amounts are shown on Exhibit II, attached hereto and incorporated herein.

                  5.4  AUDITING  COMMITTEE:  A committee  which is  described in
         Section 21.

                  5.5 AVAILABLE OPERATING CAPACITY: The maximum net electrical capacity of each installed and operating Unit which is available at any given time to the Participants at the 345 kV buses.

                  5.6 CAPACITY: Electrical rating expressed in megawatts ("MW").

                  5.7 CAPITAL IMPROVEMENTS: Any property, land or land rights added to the San Juan Project or the substitution, replacement, enlargement or improvement of any Units of Property, structures, facilities, equipment, property, land or land rights constituting a part of the San Juan Project, which in accordance with Accounting Practice would be capitalized, and also including the costs of removal, salvage or disposal of any Units of Property being replaced or substituted.

                  5.8 CARRY-OVER TONS: Coal deliveries made annually to the San Juan Project by SJCC in excess of the Annual Minimum Coal Delivery, as more fully described in the Coal Sales Agreement.


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

                  5.9 CARRY-OVER TONS ACCOUNT: A record system established and maintained by the Operating Agent to allocate to each Participant Carry-over Tons earned by the San Juan Project.

                  5.10 COAL SALES AGREEMENT: Agreement between PNM, TEP and SJCC executed on August 18, 1980, as amended or modified and as may be amended and modified from time to time.

                  5.11 CONTROL AREA: An area comprised of an electric system or systems, bounded by interconnection metering and telemetry, and capable of controlling generation to maintain its interchange schedule with other control areas and contributing to frequency regulation of the interconnection.

                  5.12 COORDINATION COMMITTEE: A committee which is described in
         Section 18.

                  5.13 CO-TENANCY AGREEMENT: The agreement described in Section 2.13.

                  5.14 DR AGREEMENT: The agreement described in Section 2.26, as amended from time to time.

                  5.15 EMERGENCY COAL STORAGE PILE: The coal storage pile for the San Juan Project, sometimes referred to as the "minimum coal storage pile," which is to be drawn upon when fuel deliveries are interrupted.

                  5.16 EMERGENCY SPARE PARTS: Spare parts or auxiliary equipment, the cost of which is capitalized, which are stocked for emergency use for the San Juan Project and which are not scheduled for periodic replacement.

                  5.17 ENERGY: The accumulated amount of power produced over a stated time interval, expressed in kilowatt hours ("kWh") or megawatt hours ("MWh").

                  5.18 ENGINEERING AND OPERATING COMMITTEE: A committee which is described in Section 19.

                  5.19 EXCESS FIXED FUEL EXPENSE: Annual Fixed Fuel Expenses in excess of Minimum Fixed Fuel Expense.

                  5.20 FC LINE: That 345 kV transmission line between the San Juan generating station and the Four Corners generating plant.

                  5.21 FIXED FUEL EXPENSE: Those expenses itemized on Exhibit IX, attached hereto and incorporated herein.

                  5.22 FERC: The Federal Energy Regulatory Commission or any successor thereto.

                  5.23 FERC ACCOUNTS: The FERC Uniform System of Accounts prescribed for Public Utilities and Licensees (Class A and Class B). References in this Agreement to a specific FERC account number shall mean the number in effect as of the date of this Agreement and any successor account number.

                  5.24  FUELS  COMMITTEE:  A  committee  which is  described  in
         Section 20.

                  5.25 MATERIALS AND SUPPLIES: Those materials and supplies, the cost of which is charged to FERC Account 154, which are stocked for use in the operation and maintenance of the San Juan Project.

                  5.26 MINIMUM FIXED FUEL EXPENSE: Fixed Fuel Expense associated with the Annual Minimum Coal Delivery.

                  5.27 MINIMUM NET GENERATION: The lowest net load at which each Unit can be reliably maintained in service on a continuous basis on coal fuel.


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

                  5.28 NET EFFECTIVE GENERATING CAPACITY: The maximum continuous
         ability  of  each  Unit  to  produce  power,   less   auxiliary   power
         requirements.

                  5.29 NET ENERGY GENERATION: The Energy generated by each Unit which is available to the respective Participants at the 345 kV bus.

                  5.30 OPERATING ACCOUNT: The bank account(s) in the names of the Participants established by the Operating Agent pursuant to Section 28.

                  5.31 OPERATING AGENT: The Participant or other entity which has been selected by the Participants as the entity responsible for the operation and maintenance of the San Juan Project pursuant to this Agreement.

                  5.32 OPERATING AGREEMENT: The agreement described in Section 2.14.

                  5.33 OPERATING EMERGENCY: An unplanned event or circumstance at the San Juan Project which reduces or may reduce the availability of Capacity or Energy from a Unit.

                  5.34 OPERATING FUNDS: Monies advanced to, and disbursed by, the Operating Agent on behalf of the Participants in accordance with this Agreement.

                  5.35 OPERATING INSURANCE: Policies of insurance secured or to be secured and maintained in accordance with Section 31.

                  5.36 OPERATING WORK: Engineering, contract preparation and administration, purchasing, repair, supervision, training, expediting, inspection, testing, protection, operation, use, management, replacement, retirement, reconstruction and maintenance of and for the benefit of the San Juan Project pursuant to this Agreement, including the administration of this Agreement and of any other Project Agreements and the procurement of fuel and water and other necessary materials and supplies.

                  5.37 PARTICIPANT: PNM, TEP, Farmington, M-S-R, LAC, SCPPA, Anaheim, UAMPS or Tri-State.

                  5.38 PARTICIPANT MINIMUM FIXED FUEL EXPENSE: For each Participant, the Minimum Fixed Fuel Expense, as provided in Section 23, multiplied by that Participant's Participation Share as provided in
         Section 6.2.6.

                  5.39  PARTICIPATION   SHARE:  Each  Participant's   percentage
         ownership interest in the various elements of the San Juan Project as set forth in Section 6.

                  5.40  PROJECT  AGREEMENTS:   This  Agreement  and  such  other
         agreements as are determined by the Coordination Committee to be necessary to define the rights and duties of the Participants with respect to the San Juan Project.

                  5.41 PRUDENT UTILITY PRACTICE: Any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in the light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Prudent Utility Practice is intended to be acceptable practices, methods or acts generally accepted in the industry, as such practices may be affected by special operational design characteristics of the San Juan Project, the quality and quantity of fuel delivered in accordance with the Coal Sales Agreement or successor agreement, the rights and obligations of the Participants in accordance with this Agreement and any other special circumstances affecting the Operating Work.

                  5.42 SAN JUAN PROJECT: The four unit, coal-fired electric generation plant located in San Juan County, New Mexico, near Farmington, New Mexico. The San Juan Project includes all facilities, structures, transmission and distribution lines incident to the four-unit electric generating plant. The San Juan Project does not include distribution lines, transmission lines, equipment in the Switchyard Facilities or other facilities owned exclusively by a Participant.

                  5.43 SWITCHYARD FACILITIES: The switchyard facilities required for the San Juan Project as shown by materials listed in Exhibit III, attached hereto and incorporated herein.

                  5.44 TOTAL MONTHLY COAL COST: The amount charged the Operating Agent by SJCC in accordance with the Coal Sales Agreement.

                  5.45     UNIT:  Unit 1, Unit 2, Unit 3 or Unit 4.

                  5.46 UNIT 1: The second operating unit of the San Juan Project, which was placed in commercial service on December 31, 1976 and which presently has a net capacity rating of 327 MW.

                  5.47 UNIT 2: The first operating unit of the San Juan Project, which was placed in commercial service on November 30, 1973 and which presently has a net capacity rating of 316 MW.

                  5.48 UNIT 3: The third operating unit of the San Juan Project, which was placed in commercial service on December 31, 1979 and which presently has a net capacity rating of 497 MW.

                  5.49 UNIT 4: The fourth operating unit of the San Juan Project, which was placed in commercial service on April 27, 1982 and which presently has a net capacity rating of 507 MW.

                  5.50 UNITS OF PROPERTY: Property as described in the FERC's list of units of property for use in connection with the Uniform System of Accounts Prescribed for Public Utilities and Licensees Subject to the Provisions of the Federal Power Act, contained in 18 CFR Part 116, in effect on the effective date of this Agreement, as thereafter modified or amended.

                  5.51   VARIABLE   FUEL   EXPENSES:   All  fuel   expenses  not
         specifically identified as Fixed Fuel Expenses.

                  5.52 WATER CONTRACT: The contract with the United States Department of the Interior, Bureau of Reclamation, under the Colorado River Storage Project Act, as more fully described in Section 2.12.

                  5.53     WILLFUL ACTION:

                           5.53.1 Action taken or not taken by a Participant (or
                  the Operating Agent), at the direction of its directors, members of its governing body, officers or employees having management or administrative responsibility affecting its performance under a Project Agreement, which action is knowingly or intentionally taken or not taken with conscious indifference to the consequences thereof or with intent that injury or damage would probably result therefrom; or

                           5.53.2 Action taken or not taken by a Participant (or
                  the Operating Agent) at the direction of its directors, members of its governing body, officers or employees having management or administrative responsibility affecting its performance under a Project Agreement, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under a Project Agreement and which action occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default, or if no time to cure is specified therein, occurs or continues beyond a reasonable time to cure such default; or

                           5.53.3 Action taken or not taken by a Participant (or
                  the Operating Agent), at the direction of its directors, members of its governing body, officers or employees having management or administrative responsibility affecting its performance under a Project Agreement, which action is knowingly or intentionally taken or not taken with the knowledge that such action taken or not taken is a material default under a Project Agreement.

                           5.53.4 The phrase  "employees  having  management  or
                  administrative responsibility," as used in this Section 5.53, means employees of a Participant who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling and supervising such Participant's performance under a Project Agreement; provided however, that, with respect to employees of the Operating Agent acting in its capacity as such and not in its capacity as a Participant, such phrase shall refer only to (i) the senior employee of the Operating Agent on duty at the San Juan Project who is responsible for the operation of the Units, and
                  (ii) anyone in the organizational structure of the Operating Agent between such senior employee and an officer.

                           5.53.5 Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent.

                                     PART II
                          OWNERSHIP OF SAN JUAN PROJECT

         6.0      OWNERSHIPS AND TITLES:

                  6.1 PNM and TEP, respectively, each has an undivided one-half (1/2) ownership interest in the real property interests described in
         Exhibit I as Parcels A through F.

                  6.2 Unless otherwise provided in Exhibit IV, the Units and other facilities of the San Juan Project and Capital Improvements shall be owned and title held by the Participants, in the following percentages:

                           6.2.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2 only, in accordance with the following percentages:

                                    6.2.1.1          PNM:  50 percent
                                    6.2.1.2          TEP:  50 percent
                                    6.2.1.3          M-S-R:  0 percent
                                    6.2.1.4          Farmington:  0 percent
                                    6.2.1.5          Tri-State:  0 percent
                                    6.2.1.6          LAC:  0 percent
                                    6.2.1.7          SCPPA:  0 percent
                                    6.2.1.8          Anaheim:  0 percent
                                    6.2.1.9          UAMPS:  0 percent

                           6.2.2 For Unit 3 and for all equipment and facilities
                  directly related to Unit 3 only, in accordance with the following percentages:

                                    6.2.2.1          PNM:  50 percent
                                    6.2.2.2          TEP:  0 percent
                                    6.2.2.3          M-S-R:  0 percent
                                    6.2.2.4          Farmington:  0 percent
                                    6.2.2.5          Tri-State:  8.2 percent
                                    6.2.2.6          LAC:  0 percent
                                    6.2.2.7          SCPPA:  41.8 percent
                                    6.2.2.8          Anaheim:  0 percent
                                    6.2.2.9          UAMPS:  0 percent

                           6.2.3 For Unit 4 and for all equipment and facilities
                  directly related to Unit 4 only, in accordance with the following percentages:

                                    6.2.3.1          PNM:  38.457 percent
                                    6.2.3.2          TEP:  0 percent
                                    6.2.3.3          M-S-R:  28.8 percent
                                    6.2.3.4          Farmington:  8.475 percent
                                    6.2.3.5          Tri-State:  0 percent
                                    6.2.3.6          LAC:  7.20 percent
                                    6.2.3.7          SCPPA:  0 percent
                                    6.2.3.8          Anaheim:  10.04 percent
                                    6.2.3.9          UAMPS:  7.028 percent

                           6.2.4 For equipment and facilities  common to Units 1
                  and 2 only, in accordance with the following percentages:

                                    6.2.4.1          PNM:  50 percent
                                    6.2.4.2          TEP:  50 percent
                                    6.2.4.3          M-S-R:  0 percent
                                    6.2.4.4          Farmington:  0 percent
                                    6.2.4.5          Tri-State:  0 percent
                                    6.2.4.6          LAC:  0 percent
                                    6.2.4.7          SCPPA:  0 percent
                                    6.2.4.8          Anaheim:  0 percent
                                    6.2.4.9          UAMPS:  0 percent

                           6.2.5 For equipment and facilities  common to Units 3
                  and 4 only, in accordance with the following percentages:

                                    6.2.5.1          PNM:  44.119 percent
                                    6.2.5.2          TEP:  0 percent
                                    6.2.5.3          M-S-R:  14.4 percent
                                    6.2.5.4          Farmington:  4.249 percent
                                    6.2.5.5          Tri-State:  4.1 percent
                                    6.2.5.6          LAC:  3.612 percent
                                    6.2.5.7          SCPPA:  20.9 percent
                                    6.2.5.8          Anaheim:  5.07 percent
                                    6.2.5.9          UAMPS:  3.55 percent

                           6.2.6 For equipment and  facilities  common to all of
                  the Units in accordance with the following percentages:

                                    6.2.6.1          PNM:  46.297 percent
                                    6.2.6.2          TEP:  19.8 percent
                                    6.2.6.3          M-S-R:  8.7 percent
                                    6.2.6.4          Farmington:  2.559 percent
                                    6.2.6.5          Tri-State:  2.49 percent
                                    6.2.6.6          LAC:  2.175 percent
                                    6.2.6.7          SCPPA:  12.71 percent
                                    6.2.6.8          Anaheim:  3.10 percent
                                    6.2.6.9          UAMPS:  2.169 percent

                           6.2.7 San Juan Project  equipment and  facilities not
                  included in Sections 6.2.1 through 6.2.6 which were in service as of May 16, 1979 remain in individual one-half (1/2)
                  ownership, with each of PNM and TEP retaining title to an equal undivided one-half (1/2) interest therein; provided, however, that subsequent to the in-service date of Unit 4, PNM, on behalf of itself and the Participants to which PNM conveyed ownership interests and generation entitlements in the San Juan Project, shall have the right to use sixty-five percent (65%), and TEP, on behalf of itself and the Participants which succeeded to TEP-conveyed ownership interests and generation entitlements in the San Juan Project, shall have the right to use thirty-five percent (35%) of the real property associated with the San Juan Project, the water, the coal inventory, the then existing oil for ignition and flame stabilization, and the use of the 345 kV switchyard capacity up to the combined installed capacity of Units 1, 2, 3 and 4, except as otherwise provided in Section 7, and except that, subject to Section 15.2.3, PNM and TEP shall each be entitled to use 50 percent (50%) of switchyard capacity in excess of combined installed capacity of Units 1, 2, 3 and 4 for the San Juan Project.

                           6.2.8 Exhibit IV (a through h),  attached  hereto and
                  incorporated herein, is a partial list of equipment and facilities of the San Juan Project and reflects the

                  Participants' ownership interests therein. This exhibit is to provide the Engineering and Operating Committee, the Auditing Committee, the Fuels Committee and the Coordination Committee with guidelines for carrying out their duties under this Agreement.

                           6.2.9 In  areas  where  ownership  of  equipment  and
                  facilities is not clearly defined by Sections 6.2.1 to 6.2.7, the Engineering and Operating Committee shall make a determination of such ownership in accordance with Section 19. Disputes arising from such determination shall be resolved by the Coordination Committee in accordance with Section 18.

                           6.2.10  Materials and Supplies  shall be owned by the
                  Participants  in  proportion  to  their   respective   current
                  investments  in the Materials and Supplies.

                  6.3 The Emergency Coal Storage Pile shall be owned by the Participants in proportion to their respective investments in the Emergency Coal Storage Pile.

                  6.4 In the event that a Participant transfers or assigns any of its rights, titles or interests in and to the San Juan Project in accordance with the terms and conditions of this Agreement, the Participants (including the transferee or assignee of a Participant) shall jointly make, execute and deliver a supplement to this Agreement in recordable form which shall describe with particularity and in detail the rights, titles and interests of each Participant following such transfer or assignment.

                  6.5 PNM and TEP own as tenants in common the Switchyard Facilities described in Exhibit III in equal, undivided one-half (1/2) interests.

         7.0 CAPITAL IMPROVEMENTS AND RETIREMENTS OF SAN JUAN PROJECT AND PARTICIPANTS' SOLELY OWNED FACILITIES:

                  7.1 The  Participants  recognize that from time to time it may
         be  necessary  or  desirable  to  make  Capital   Improvements  to  and
         retirements of facilities comprising the San Juan Project.

                  7.2 Any such Capital Improvements and retirements shall be noted by an appropriate revision in or supplement to the appropriate exhibits hereto attached.

                  7.3 The rights, titles and interests, including Participation Shares, of a Participant in and to any Capital Improvements shall be as provided for the respective classes of property described in Section 6. The Participants shall be obligated for the costs of such Capital Improvements in the same percentages as their Participation Shares.

                  7.4 All Capital Improvements,  and a contingency allowance for capital expenditures necessitated by an Operating Emergency or otherwise deemed justifiable by the Operating Agent, shall be included in the annual capital expenditures budget. The Engineering and Operating Committee may authorize Capital Improvements not included in the annual capital expenditures budget; provided, that such Capital Improvements shall not exceed the sum of five hundred thousand dollars ($500,000) for each such Capital Improvement, unless also authorized by the Coordination Committee.

                  7.5 The  Operating  Agent shall submit to the  Participants  a forecast of cash requirements by months for Capital Improvements. Said forecast will be submitted on a yearly basis after final budget approvals have been made. A revised forecast shall be submitted when the capital expenditures budget is revised, or when significant changes in monthly expenditures from those previously forecast are anticipated. The Operating Agent shall be authorized to make additional expenditures related to Capital Improvements; provided, however, that such additional expenditures for Capital Improvements shall not exceed the sum of one hundred thousand dollars ($100,000) or cause the total expenditure limit contained in the capital expenditures budget to be exceeded, unless also authorized by the Engineering and Operating Committee, or by the Coordination Committee if the total expenditure for such Capital Improvement exceeds five hundred thousand dollars ($500,000).

                  7.6 In the event of the removal or retirement of any facilities comprising part of the San Juan Project, any proceeds realized from the salvage of such facilities shall be distributed to the Participants in accordance with their Participation Shares therein, or shall be applied on account of the Participant's obligations to pay for Capital Improvements replacing facilities removed or retired. Units of Property retired from service shall be disposed of by the Operating Agent on the best available terms as soon as practicable.

                  7.7 Each Participant shall have the right, at its own expense, to add facilities to the Switchyard Facilities, provided the Engineering and Operating Committee approves the design of such additional facilities and determines that space is available therefor, and that such committee also determines that such additional facilities will not (i) infringe upon the rights of another Participant in the Switchyard Facilities, (ii) unreasonably interfere with future expansion plans at the San Juan Project, (iii) impair or interfere with the contractual rights of another Participant, or (iv) jeopardize the reliability of another Participant's system. The Engineering and Operating Committee shall have authority to impose conditions on a Participant allowed to make such additions in order to protect the other Participants. Such facilities shall be and remain the sole and exclusive property of the Participant installing same until and unless the Coordination Committee determines that such facilities are necessary and beneficial for operation of the San Juan Project as a whole. In the event of such determination, the facilities shall be acquired as a part of the San Juan Project by the Participants and compensation shall be paid to the selling Participant by the Participants acquiring such interest based on the net book value of such facilities.

                  7.8 Each Participant shall have the right, at its own expense, to add protective relay or communication equipment to facilities solely owned by it, if the Participant determines the protective relay or communication equipment is needed for the protection of its electric system, provided the Engineering and Operating Committee approves the design of such additional equipment and determines that space is available therefor, and that such committee also determines that such additional facilities will not (i) infringe upon the rights of another Participant in the facilities, (ii) unreasonably interfere with future expansion plans at the San Juan Project, (iii) impair or interfere with the contractual rights of another Participant, or (iv) jeopardize the reliability of another Participant's system.

                  7.9 Transportation and motorized equipment which is to be utilized by the Operating Agent for Operating Work may be purchased or leased by the Operating Agent upon receipt of the approval referred to in Section 19.3.4. Ownership of such purchased equipment and the purchase price thereof shall be allocated between and paid by the Participants in proportion to the percentages established in Section 6. Lease payments made by the Operating Agent for such leased equipment shall be apportioned between and paid by the Participants in accordance with Section 22.1. No allowance to the Operating Agent for administrative and general expense shall be included in or added to such lease payments for transportation and motorized equipment which, in lieu of acquiring such equipment by purchase, has been leased on a long-term basis.

                  7.10 Upon retirement of leased transportation and motorized equipment utilized for Operating Work, an amount, which shall be treated as a charge (or credit), shall be determined by multiplying the difference between the salvage value and the unamortized balance owing to the leasing company for each piece of such equipment by a fraction, the numerator of which is the sum of the monthly lease payments for such equipment charged to Operating Work and the denominator of which is the sum of all monthly lease payments made by the Operating Agent for such equipment. Such charge or credit shall be allocated among the Participants in accordance with the applicable percentages set forth in
         Section 22.

                  7.11 Administrative and general expenses which have been incurred by the Operating Agent which are applicable to authorized Capital Improvements, shall be applied monthly to construction costs incurred during the preceding month. A rate will be developed by the Operating Agent every three (3) years in conjunction with the administrative and general ("A&G") expenses study referenced in Attachment A to Exhibit VI. The current methodology for calculating the A&G Ratio for Capital Improvements is set forth in Exhibit VI, Attachment E. If any Participant believes that the method used in determining the A&G Ratio for Capital Improvements results in an unreasonable burden on such Participant(s), such Participant(s) may request that said method used in determining said ratio be submitted to the Auditing Committee for review in accordance with the procedures set out in Sections 22.6.1 through 22.6.4.

                  7.12 Excluded from the charges in Section 7.11 are expenses incurred under Section 36.2.

         8.0      WAIVER OF RIGHT TO PARTITION:

                  8.1 The Participants accept title to their respective interests in the San Juan Project, water rights, lands, land rights and improvements thereon as tenants in common, and agree that their interests therein shall be held in such tenancy in common for the duration of the term of this Agreement, including any extensions thereof. While this Agreement, including any extensions thereof, remains in force and effect, each Participant agrees as follows:

                           8.1.1 That it hereby  waives  the right to  partition
                  the San Juan Project, water rights, lands, land rights or the improvements built thereon (whether by partitionment in kind or by sale and division of the proceeds thereof), and

                           8.1.2 That it will not resort to any action at law or
                  in equity to partition (in either such manner) the San Juan Project, water rights, lands, land rights or the improvements built thereon and waives the benefits of all laws that may now or hereafter authorize such partition.

         9.0      BINDING COVENANTS:

                  9.1 Except as otherwise provided in Section 9.3, all of the respective covenants and obligations of each of the Participants set forth and contained in the Project Agreements shall bind and shall be and become the respective obligations of:

                           9.1.1    Each Participant;

                           9.1.2 All  mortgagees,  trustees and secured  parties
                  under all present and future mortgages, indentures and deeds of trust, and security agreements which are or may become a lien upon any of the properties of each Participant;

                           9.1.3 All  receivers,  assignees  for the  benefit of
                  creditors, bankruptcy trustees and referees of a Participant;

                           9.1.4 All other persons, firms, partnerships or corporations claiming through or under any of the foregoing; and

                           9.1.5 Any successors or assigns of any of those mentioned in Sections 9.1.1 to 9.1.4, inclusive,

         and shall be obligations running with the Participants' rights, titles and interests in the San Juan Project, with all of the rights, titles and interests (if any) of each Participant in, to and under this Agreement and with their rights, titles and interests in the water rights, lands, land rights and the improvements thereon. It is the specific intention of this provision that all of such covenants and obligations shall be binding upon any party which acquires any of the rights, titles and interests of any of the Participants in the San Juan Project, in, to and under this Agreement, and/or in the water rights, lands, land rights or the improvements thereon, and that all of the above-described persons and groups shall be obligated to use such Participant's rights, titles and interests in the San Juan Project, in, to and under this Agreement, and in the water rights, lands, land rights and the improvements thereon, for the purpose of discharging its covenants and obligations under this Agreement.

                  9.2 The rights, titles and interests of each Participant in the San Juan Project, its rights, titles and interests in, to and under this Agreement and its rights, titles and interests in and to the water rights, lands, land rights and improvements thereon, shall inure to the benefit of its successors and assigns.

                  9.3 Any mortgagee, trustee or secured party, or any receiver or trustee appointed pursuant to the provisions of any present or future mortgage, deed of trust, indenture or security agreement creating a lien upon or encumbering the rights, titles or interests of any Participant in the San Juan Project, in, to and under this Agreement and/or in the water rights, lands, land rights or the improvements thereon, and any successor thereof by action of law or otherwise, and any purchaser, transferee or assignee of any thereof, shall not be obligated to pay any monies accruing on account of any of the obligations or duties of such Participant under this Agreement incurred prior to the taking of possession or the initiation of foreclosure or other remedial proceedings by such mortgagee, trustee or secured party.

                  9.4 In the  event  that any or all of the  provisions  of this
         Section 9 shall not be legally effective as to any Participant, or its mortgagees, trustees, secured parties, receivers, successors or assigns, then such Participant shall not be deemed in violation of this
         Section 9 by reason thereof.

                  9.5 Nothing in this Section 9 or in this Agreement shall be deemed to change any rights, titles or interests to water rights, lands, land rights and the improvements thereon.

         10.0     MORTGAGE AND TRANSFER OF PARTICIPANTS' INTERESTS:

                  10.1 The Participants shall have the right at any time and from time to time to mortgage, create or provide for a security interest in or convey in trust their respective rights, titles and interests in the San Juan Project, their respective rights, titles and interests in, to and under a Project Agreement and/or their rights, titles and interests in the water rights, lands, land rights or the improvements to be built thereon to a trustee or trustees under deeds of trust, mortgages or indentures, or to secured parties under a security agreement, as security for their present or future bonds or other obligations or securities, and to any successors or assigns thereof without need for the prior consent of the other Participants, and without such mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participants.

                  10.2 Any mortgagee, trustee or secured party under present or future deeds of trust, mortgages, indentures or security agreements of any of the Participants and any successor or assign thereof, and any receiver, referee, or trustee in bankruptcy or reorganization of any of the Participants, and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof may, without need for the prior consent of the other Participants, succeed to and acquire all the rights, titles and interests of such Participant in the San Juan Project, in, to and under the Project Agreements and/or the rights, titles and interests of such Participant in the water rights, lands, land rights and improvements thereon, and may take over possession of or foreclose upon said property, rights, titles and interests of such Participant.

                  10.3 Except as otherwise  provided in Sections  10.1,  10.2 or
         10.4 or, with respect to a transfer or assignment by a Participant to another Participant as provided in Section 11, no Participant shall transfer or assign its respective rights, titles and interests in the San Juan Project, in, to and under this Agreement and/or in the water rights, land, land rights and the improvements thereon, without the prior written consent of the other Participants, which consent shall not be unreasonably withheld.

                  10.4 Each Participant shall have the right to transfer or assign its respective rights, titles and interests in the San Juan Project, in, to and under this Agreement and/or in the water rights, land, land rights and the improvements thereon, without the need for prior consent of the other Participants, at any time to any of the following:

                           10.4.1 To any  corporation or other entity  acquiring
                  all or substantially  all of the property of such Participant;
                  or

                           10.4.2 To any  corporation  or entity  into  which or
                  with which such Participant may be merged or consolidated; or

                           10.4.3 To any corporation or entity the stock or ownership of which is wholly owned by a Participant; or

                           10.4.4 To any  corporation or other entity which owns
                  all of the outstanding common stock or other ownership interest of a Participant (its "Parent"); or

                           10.4.5 To any  corporation or other entity the common
                  stock or other ownership interest of which is wholly owned by the Parent of a Participant.

                  10.5 Except as otherwise provided in Sections 10.1, 10.2 and 9.3, any successor to the rights, titles and interests of a Participant in the San Juan Project, to the rights, titles and interests of a Participant in, to and under the Project Agreements and/or in the water rights, lands, land rights or improvements thereon shall assume and agree to fully perform and discharge all of the obligations hereunder of such Participant, and such successor shall notify the other Participants in writing of such transfer, assignment or merger, and shall furnish to the other Participants evidence of such transfer, assignment or merger. Any such successor shall specifically agree in writing with the remaining Participants at the time of such transfer, assignment or merger that it will not transfer or assign any rights, titles and interests acquired from the assigning Participant without complying with the terms and conditions of Section 11.

                  10.6 No Participant shall be relieved of any of its obligations and duties to the other Participants by a transfer, assignment or merger under this Section 10 without the express prior written consent of the remaining Participants, which consent shall not be unreasonably withheld.

                  10.7 Except as otherwise provided in Section 10.5, any transfer, assignment or merger made pursuant to the provisions of this
         Section 10 shall not be subject to the terms and conditions set forth and contained in Section 11.

         11.0     RIGHTS OF FIRST REFUSAL:

                  11.1 The purpose of this Section 11 is to set forth the manner in which all existing or future rights of first refusal, pertaining to the transfer of interests in the San Juan Project, shall be exercised. Except as provided in Section 10, PNM has a right of first refusal with respect to the proposed transfer of any ownership interest in the San Juan Project by any Participant and TEP has a right of first refusal with respect to PNM's proposed transfer of an interest in Unit 1 or Unit 2 and associated common property. The existence of other rights of first refusal shall be as provided in other instruments to which Participants are parties. Nothing in this Section 11 shall be construed to limit or expand the rights of first refusal of any Participant.

                  11.2 Except as provided in Section 10, should a Participant desire to assign, transfer, convey or otherwise dispose of (hereinafter collectively referred to as "Assign") its rights, titles and interests in the San Juan Project, or its rights, titles and interests in, to and under the Project Agreements, or its rights, titles and interests in the water rights, lands, land rights or the improvements thereon or any part thereof or interest therein (hereinafter referred to as "Transfer Interest"), to any person, company, corporation or governmental agency (hereinafter referred to as "Outside Party"), the Participant desiring to Assign shall first make an offer to sell the Transfer Interest to a Participant(s) having a right of first refusal, on the basis of the applicable amount as set out in either Section 11.2.1 or Section 11.2.2:

                           11.2.1 Where the Outside  Party  proposes to purchase
                  for a specified monetary amount, from the Participant desiring to Assign, an interest only in the San Juan Project and/or in contract rights, water rights, lands, land rights and improvements associated therewith, the amount of (i) a bona fide written offer from an Outside Party ready, willing and able (subject to obtaining any required regulatory approvals) to purchase the Transfer Interest; or, in the absence of a bona fide written offer, (ii) a purchase price set out in a bona fide purchase and sale agreement between the Participant desiring to Assign and an Outside Party ready, willing and able (subject to obtaining any required regulatory approvals) to purchase the Transfer Interest; or

                           11.2.2 Where the Outside  Party  proposes to purchase
                  from the Participant desiring to Assign, (i) as part of a non-monetary offer (such as in the case of an asset swap) or
                  (ii) when a segregated value for the Transfer Interest is not available (such as in the case of a bundled or packaged sale of assets), or (iii) where the Outside Party proposes to purchase an interest not only in the San Juan Project and/or in contract rights, water rights, lands, land rights and improvements associated therewith, but also in other property of the Participant desiring to Assign, the fair market value of the Transfer Interest. As used herein, the term "fair market value" means the amount of money which a purchaser, willing but not obligated to buy the property, will pay to an owner, willing but not obligated to sell it, taking into consideration all of the uses to which the Transfer Interest is adapted and might in reason be applied.

                  11.3 At least three (3) months prior to its intended date to Assign, and after its receipt of a bona fide written offer, or execution of a bona fide purchase and sale agreement, of the type described in Section 11.2, the Participant desiring to Assign its Transfer Interest shall serve written notice of its intention to do so upon the Participant(s) having a right of first refusal, in accordance with Section 42. Such notice shall: (i) have attached as an exhibit a copy of the bona fide offer of an Outside Party or of the bona fide purchase and sale agreement between the Outside Party and the Participant desiring to Assign (an "Outside Offer"); and (ii) shall contain a statement of the approximate proposed date to Assign.

                  11.4 The Participant(s) having the right of first refusal shall signify its (their) desire to purchase the entire Transfer Interest, or not purchase the entire Transfer Interest, by serving written notice of its (their) intention upon the Participant desiring to Assign pursuant to Section 42 within sixty (60) days after such service pursuant to Section 11.3 of the written notice of intention to Assign. Failure by a Participant to serve notice as provided hereunder within the time period specified shall be conclusively deemed to be notice of its intention not to purchase the Transfer Interest.

                  11.5 When intention to purchase the entire Transfer Interest has been indicated by notices duly given hereunder by the Participant(s) desiring to purchase the Transfer Interest, the affected Participants shall thereby incur the following obligations:

                           11.5.1 The Participant desiring to Assign and a Participant desiring to purchase the Transfer Interest shall be obligated to proceed in good faith and with diligence to obtain all required authorizations and approvals to Assign;

                           11.5.2 The  Participant  desiring to Assign  shall be
                  obligated to obtain the release of any liens imposed by or through it upon any part of the Transfer Interest and to Assign the Transfer Interest at the earliest practicable date thereafter; and

                           11.5.3 A Participant desiring to purchase the Transfer Interest shall be obligated to perform all terms and conditions required of it to complete the purchase of the Transfer Interest.

         The purchase of the Transfer Interest shall be fully consummated within six (6) months following the date upon which all notices required to be given under this Section 11 have been duly served, unless the Participant is then diligently pursuing applications to appropriate regulatory bodies (if any) for required authorizations to effect such assignment or is then diligently prosecuting or defending appeals from orders entered or authorizations issued in connection with such applications.

                  11.6 If the intention to purchase the entire Transfer Interest has not been indicated by notices given within the time periods specified in this Section 11 by a Participant desiring to purchase the Transfer Interest, the Participant desiring to Assign shall be free to Assign all, but not less than all, of its Transfer Interest to the Outside Party that made the Outside Offer, upon the terms and conditions set forth in the Outside Offer. If such assignment of the entire Transfer Interest to the Outside Party is not completed within three (3) years after the approximate proposed date to Assign specified in the notice given pursuant to Section 11.3, the Participant desiring to Assign its Transfer Interest must, unless it is then diligently pursuing its applications to appropriate regulatory bodies (if any) for required authorizations to effect such assignment, or is then diligently prosecuting or defending appeals from orders entered or authorizations issued in connection with such applications, give another complete new right of first refusal to the Participant(s) desiring to purchase pursuant to the provisions of this Section 11, before such Participant shall be free to Assign a Transfer Interest to said Outside Party.

                  11.7 No assignment of a Transfer Interest, whether to another Participant or to an Outside Party, shall relieve the assigning
         Participant from full liability and financial responsibility for performance after any such assignment: (i) of all obligations and duties incurred by such Participant prior to such assignment under the terms and conditions of the Project Agreements; and/or (ii) of all obligations and duties provided and imposed after such assignment upon such assigning Participant under the terms and conditions of the Project Agreements, unless and until the assignee shall agree in writing with the remaining Participants to assume the obligations and duties of a Participant hereunder; provided further, however, that such assignor shall not be relieved of any of its obligations and duties by an assignment under this Section 11, without the express prior written consent of the remaining Participants, which consent shall not be unreasonably withheld.

                  11.8 Any transferee, successor or assignee, or any party who may succeed to the Transfer Interest pursuant to this Section 11, shall specifically agree in writing with the remaining Participants at the time of such transfer or assignment that it will not transfer or assign all or any portion of the Transfer Interest so acquired without complying with the terms and conditions of this Section 11.

                  11.9 The provisions of Section 11.8 shall not be applicable to any assignment of a Transfer Interest by one Participant to another Participant, provided that payment in full of such Transfer Interest, as defined in Section 11, has been made by the Participant who is the assignee thereof.

                  11.10 A Participant may, for the purpose of financing its interest in pollution control systems and facilities at the San Juan Project, sell, transfer or convey such interests pursuant to the New Mexico Pollution Control Revenue Bond Act, and any such sale, transfer or conveyance shall not be deemed as an assignment, transfer, conveyance or other disposal within the meaning of this Section 11.

         12.0     RIGHTS OF PNM AND TEP IN WATER AND COAL:

                  12.1 If, pursuant to the terms and conditions of the Coal Sales Agreement, or the sublease dated August 18, 1980 (as amended to date and as such sublease may be amended from time to time), between Western Coal Company and Utah International, Inc. or their successors ("Sublease"), PNM and TEP succeed to any interest in coal lands, coal leases, water rights, or other property, the rights, titles and interests of PNM and TEP therein shall be held as tenants in common, with each of PNM and TEP having an equal undivided one-half (1/2) interest therein, and such rights, titles and interests shall be subject to all the terms and conditions set forth and contained in this Agreement.

         13.0     SEVERANCE OF IMPROVEMENTS:

                  13.1 All facilities, structures, improvements, equipment and property of whatever kind and nature constructed, placed or affixed on the rights-of-way, easements, patented lands, fee lands and leased lands as part of, or as Capital Improvements, to the San Juan Project, as against all parties and persons whomsoever (including, without limitation, any party acquiring any interest in the rights-of-way, easements, patented, fee or leased lands or any interest in or lien, claim or encumbrance against any of such facilities, structures, improvements, equipment and property of whatever kind and nature) shall be deemed to be and remain personal property of the Participants, not affixed to the realty.

                                    PART III
                   ENTITLEMENTS TO OUTPUT OF SAN JUAN PROJECT

         14.0     ENTITLEMENT TO CAPACITY AND ENERGY:

                  14.1 Subject to the provisions of Section 16, the Participants shall be entitled to the Net Effective Generating Capacity of each of Unit 1, Unit 2, Unit 3 and Unit 4 in proportion to their respective Participation Shares. Each Participant shall be entitled to schedule its Energy up to the Available Operating Capacity.

                  14.2 The Operating Agent shall keep the system dispatcher of each Participant advised of the Available Operating Capacity.

                  14.3 When a Participant's request for its share of the Available Operating Capacity necessitates the operation of a Unit, each Participant shall schedule for its account not less than its share of Minimum Net Generation. If, however, a Participant has scheduled an amount of Energy in excess of its share of the Minimum Net Generation, the other Participants shall be allowed to reduce their scheduled Energy to an amount that will maintain the Unit at the Minimum Net Generation level.

                  14.4 The delivery of Energy from the San Juan Project shall be scheduled by each Participant in advance with the Operating Agent and accounted for on the basis of integrated hourly actual generation, all in accordance with any operating procedures which may be established or approved by the Engineering and Operating Committee. Such operating procedures shall provide for modifying such schedules to meet the needs of day-to-day and hour-by-hour operation, including emergencies on a Participant's system.

                  14.5 The Operating Agent shall, to the extent possible, generate Energy at the San Juan Project in accordance with schedules submitted by each Participant, as such schedules may be revised from time to time, as long as such schedules do not jeopardize the operation of the San Juan Project.

                  14.6 The Participants shall revise their schedules in the event of an Operating Emergency or other incident beyond the control of the Operating Agent to reflect the actual Energy available from the San Juan Project during the period of the Operating Emergency or incident.

                  14.7 The Energy generated at the San Juan Project shall be controlled within PNM's Control Area; provided, that such control shall not diminish the rights of any Participant to receive its entitlement of Energy from the San Juan Project.

         15.0     CAPACITY ALLOCATION OF SWITCHYARD FACILITIES:

                  15.1 The electrical capacity in the Switchyard Facilities shall be made available to PNM and TEP in the manner and in the amounts as set forth in Section 6.2.7. For the purposes of this Agreement, the FC Line shall be considered a part of the Switchyard Facilities.

                           15.1.1 The transmission capacity of the FC Line shall
                  be as measured at the Four Corners terminal. PNM and TEP each shall be entitled to fifty percent (50%) of the designated FC Line Capacity.

                           15.1.2 The transmission capacity of the FC Line termination and other contract matters concerning the Four Corners Project shall be handled individually by PNM and TEP.

                  15.2 The points of attachment to the San Juan 345 kV Switchyard Facilities for the purposes of this Section 15 are:

                           No. 1:   TEP/PNM No. 1 345 kV transmission line;
                           No. 2:   TEP/PNM No. 2 345 kV transmission line;
                           No. 3:   PNM/TEP Four Corners Generating Plant 345
                                    kV switchyard (through the FC Line);
                           No. 4:   PNM's WW 345 kV transmission line;
                           No. 5:   PNM's OJ 345 kV transmission line;
                           No. 6:   Colorado  Public Service  Company/Western
                                    Area  Power  Administration/Tri-State  Rifle
                                    345 kV transmission line
                           No. 7:   Western Area Power Administration-Shiprock
                                    345 kV transmission line

                           15.2.1 The Participants collectively shall not schedule more Power and Energy through any of the foregoing individual points of attachment than the established rating of that facility.

                           15.2.2 The Participants' individual transmission capacity rights into or out of the Switchyard Facilities attachment points shall be the same as the ownership or contract rights of the Participant(s) in the attached facility up to the limits specified in this Section 15.

                           15.2.3 Any  transmission  capacity in the  Switchyard
                  Facilities specified to be available in Section 15.2.1 or otherwise determined to be available by the Engineering and Operating Committee, but not allocated to the individual Participants under Section 15.2.2, shall be declared "excess capacity" by the Engineering and Operating Committee. The Engineering and Operating Committee shall allocate such excess transmission capacity to PNM or TEP or such Participants having an ownership interest in the Switchyard Facilities, upon request in the amount requested for specified periods of time to the extent and for such time as the Engineering and Operating Committee finds such excess capacity to be available.

         16.0     USE OF FACILITIES DURING CURTAILMENTS:

                  16.1 If the Net Effective Generating Capacity of all Units is reduced because of factors (including, but not limited to, equipment failures, scheduled or unscheduled outages, fuel or fuel deliveries, water supply, air quality limitations) which commonly influence the total output of all Units, each Participant's entitlement to Capacity during such period shall be reduced in proportion to the percentages specified in Section 6.2.6 during each hour of such curtailment unless otherwise specified in a separate agreement.

                  16.2 If factors which influence the operation of a Unit cause a curtailment of that Unit, then the capacity entitlement from that Unit for each Participant in that Unit shall be in proportion to the Participant's Participation Share of that Unit.

                  16.3 If, because of factors which influence the operation solely of Units 1 and 2, or solely of Units 3 and 4, there shall be a curtailment of Units 1 and 2, or of Units 3 and 4, as the case may be, the curtailment for each Participant in Units 1 and 2, or Units 3 and 4, shall be allocated in proportion to the percentages specified in Sections 6.2.4 and 6.2.5, respectively.

                  16.4 To the extent that a curtailment results from scarcity of resources and not from mechanical or legal limitations, Participants may agree in writing to modify their schedules to allocate the use of such resources to such Unit(s) or to such times as to make the most efficient use thereof, consistent with Prudent Utility Practice, during the pendency of such curtailment. Notwithstanding the provisions of
         Section 23.2, the Operating Agent shall, during such curtailments, account for coal inventory on a Participant by Participant basis. Upon the conclusion of such curtailment, the provisions of Section 23.2 shall apply to any remaining coal inventory.

                  16.5   Curtailment  of  the   transmission   capacity  in  the
         Switchyard Facilities shall be allocated to the Participants in the manner and in the amounts as set forth in Section 6.2.7.

                  16.6 No Participant shall exercise its rights relating to the San Juan Project so as to endanger or unreasonably interfere with the operation of the San Juan Project or the right of any other Participant to use its share of Capacity and Energy from the San Juan Project.

         17.0     START-UP AND AUXILIARY POWER AND ENERGY REQUIREMENTS:

                  17.1 Each Participant shall be obligated to provide its Participation Share of the Energy requirements to start up and operate each Unit, and such requirements shall be provided by the Participants based upon the Participant's percentage of operating costs in accordance with Section 22.1. Appropriate metering facilities shall be installed to assure measurement of such Energy. Such requirements for Energy shall be scheduled in advance by the Operating Agent in accordance with operating procedures approved by the Engineering and Operating Committee.

                                     PART IV
                                 ADMINISTRATION

         18.0     COORDINATION COMMITTEE:

                  18.1 As a means of securing effective cooperation and interchange of information and of providing consultation on a prompt and orderly basis among the Participants in connection with various administrative and technical problems which may arise from time to time under this Agreement, the Coordination Committee shall remain in existence during the term of this Agreement. Except as otherwise expressly provided in this Agreement, the Coordination Committee shall have no authority to modify any of the provisions of this Agreement.

                  18.2 The Coordination Committee shall consist of one representative from each Participant who shall be an officer or other duly authorized representative of a Participant. Any of the Participants may designate an alternate or substitute to act as its representative on the Coordination Committee in the absence of the regular representative on the Coordination Committee or to act on specified occasions or with respect to specified matters. Each Participant shall notify the other Participants promptly, in writing, of the designation of its representative and alternate representative on the Coordination Committee and of any subsequent changes in such designations.

                  18.3 The Coordination Committee shall have the following functions and responsibilities:

                           18.3.1   Provide   liaison   between  and  among  the
                  Participants.

                           18.3.2   Exercise   general   supervision   over  the
                  Engineering and Operating Committee, the Fuels Committee and the Auditing Committee.

                           18.3.3 Consider and act upon all matters  referred to
                  the Coordination Committee by the Engineering and Operating Committee, the Fuels Committee and the Auditing Committee.

                  18.4 Any action or determination of the Coordination Committee shall require a vote of the Participants in accordance with Sections 18.4.1, 18.4.2 or 18.4.3. A Participant's Coordination Committee representative shall be entitled to vote on all matters except those actions or determinations which relate solely to a Unit or to common property in which such Participant does not have a Participation Share or as provided in Section 35.4.1. If a Participant's right to vote has been suspended pursuant to Section 35.4.1, the requisite majorities for actions or determinations specified in Sections 18.4.1, 18.4.2 and
         18.4.3 shall be adjusted in proportion to the number of Participants whose right to vote has not been suspended. An example of such an adjustment is provided in Exhibit VIII, attached hereto and incorporated herein. Maintenance scheduling and operation during periods of curtailment of the total San Juan Project are not matters which relate solely to a Unit, but are deemed to be matters affecting all Units.

                           18.4.1 Except as provided in Sections 18.4.2 and 18.4.3, any actions or determinations brought before the Coordination Committee shall require the following vote:

                                    (a) More  than a  sixty-six  and two  thirds
                           percent (66 2/3%) majority of the Participation Shares of the Participants in a Unit or common property as defined in Section 6.2; and

                                    (b) More  than a  sixty-six  and two  thirds
                           percent (66 2/3%) majority of the number of individual Participants having a Participation Share in a Unit or common property as defined in Section 6.2.

                           18.4.2 Any action or determination of the Coordination Committee related to common property as set forth in Section 6.2.6 and involving an expenditure greater than five million dollars ($5,000,000) shall require the following vote:

                                    (a) More than an  eighty-two  percent  (82%)
                           majority   of  the   Participation   Shares   of  the
                           Participants as defined in Section 6.2.6; and

                                    (b) A minimum  of  sixty-six  and two thirds
                           percent  (66  2/3%)  majority  of the  number  of the
                           individual   Participants.

                           18.4.3 Any action or determination of the Coordination Committee regarding any amendment of the Coal Sales Agreement, replacement of the Coal Sales Agreement with a new agreement or any interim coal pricing agreement related to the Coal Sales Agreement (or its successor) shall require the following vote:

                                    (a) More than an  eighty-two  percent  (82%)
                           majority   of  the   Participation   Shares   of  the
                           Participants as defined in Section 6.2.6; and

                                    (b) A minimum  of  sixty-six  and two thirds
                           percent   (66  2/3%)   majority   of  the  number  of
                           individual Participants.

                  18.5 The Coordination Committee shall keep written minutes and records of all meetings. Any action or determination made by the Coordination Committee shall be reduced to writing and shall become effective when signed by the representatives of the Participants entitled to vote thereon, representing a voting majority of the members of the Coordination Committee, as defined in Section 18.4; provided, however, in the event of an Operating Emergency, actions or determinations may be made on the basis of oral agreements among duly authorized representatives of the respective Participants entitled to vote thereon, and such action or determination subsequently shall be reduced to writing.


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

                  18.6 Except for matters subject to the voting  requirements of
         Section 18.4.3, in the event the Coordination Committee fails to reach agreement on any matter, which such committee is authorized to determine, approve or otherwise act upon after a reasonable opportunity to do so, then the Operating Agent shall be authorized and obligated to take such reasonable and prudent action, consistent with Prudent Utility Practice, as is necessary to the successful and proper operation and maintenance of the San Juan Project, pending the resolution, by arbitration or otherwise, of any such inability or failure to agree.

                  18.7 In the event the Coordination Committee fails to reach agreement on a matter subject to the voting requirements of Section 18.4.3, then an impasse shall be deemed to exist and the Participants which are signatories to the Coal Sales Agreement then in effect shall have the obligation and the responsibility, consistent with Prudent Utility Practice, to maintain a supply of coal to the San Juan Project.

         19.0     ENGINEERING AND OPERATING COMMITTEE:

                  19.1 The Engineering and Operating Committee shall remain in existence during the term of this Agreement. Except as expressly provided in this Agreement, the Engineering and Operating Committee shall have no authority to modify any of the provisions of this Agreement.

                  19.2 The Engineering and Operating Committee shall consist of up to two representatives from each Participant who shall collectively have one vote. Any of the Participants may designate an alternate or substitute to act as its representative on the Engineering and Operating Committee in the absence of a regular representative on the Engineering and Operating Committee or to act on specified occasions or with respect to specified matters. Each Participant shall notify the other Participants promptly, in writing, of the designation of its representatives and alternate representative on the Engineering and Operating Committee and of any subsequent change in the designation.

                  19.3 The Engineering and Operating Committee shall have the following functions and responsibilities:

                           19.3.1 Review and approve the following items related
                  to the performance of Operating Work.

                                    19.3.1.1 Capital Improvements and the annual
                           Capital Improvements budget.

                                    19.3.1.2 The annual staffing table.

                                    19.3.1.3    The   annual    operation    and
                           maintenance budget.

                                    19.3.1.4   Such   written    statements   of
                           operating procedures as may be submitted to the Engineering and Operating Committee.


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

                                    19.3.1.5  The  planned  annual   maintenance
                           schedule.

                                    19.3.1.6 The policies for  establishing  the
                           Emergency Spare Parts inventory.

                                    19.3.1.7 The policies for  establishing  the
                           inventory for Materials and Supplies.

                                    19.3.1.8 The statistical and  administrative
                           reports, budgets and information and other similar records, and the form thereof, to be kept and furnished by the Operating Agent, in accordance with
                           Section 28.3.15 (excluding accounting records used internally by the Operating Agent for the purpose of accumulating financial and statistical data, such as books of original entry, ledgers, work papers and source documents).

                                    19.3.1.9 The  determination of Net Effective
                           Generating Capacity, Minimum Net Generation and Net Energy Generation of the San Juan Project, based upon recommendations of the Operating Agent.

                                    19.3.1.10 The  principles and procedures for
                           establishing     communication     channels     among
                           Participants.

                                    19.3.1.11  The  operating   procedures   for
                           performance and efficiency testing.

                                    19.3.1.12  The  operating   procedures   for
                           maintaining complete and accurate Capacity and Energy accounting.

                                    19.3.1.13 The Operating Agent's estimate and
                           analysis of the total expenditures resulting from an Operating Emergency, as provided in Section 29.7.

                                    19.3.1.14  The results and  expenditures  of
                           programs and contracts on environmental control and data collection for which the Operating Agent has contracted.

                           19.3.2 Establish  procedures for the operation of the
                  San Juan Project during any period of curtailed operations which reduces or may reduce the Net Effective Generating Capacity.

                           19.3.3 Except for an Operating Emergency, as provided
                  in Section 29, designate a construction agent responsible for the design, construction and acquisition of Capital Improvements.

                          19.3.4  Approve  the  list  of   transportation   and
                  motorized equipment to be purchased or leased by the Operating Agent for use in the performance of Operating Work.

                           19.3.5    Perform    such   other    functions    and
                  responsibilities as may be assigned to it from time to time by the Coordination Committee.

                  19.4 Any action or determination of the Engineering and Operating Committee shall require a vote of the Participants, in the manner provided for in Sections 18.4.1 and 18.4.2. A Participant's Engineering and Operating Committee voting representative shall be entitled to vote on all matters except those actions or determinations which relate solely to a Unit or to common property in which such Participant does not have a Participation Share or as provided in
         Section 35.4.1. If a Participant's right to vote has been suspended pursuant to Section 35.4.1, the requisite majorities for actions or determinations specified in Sections 18.4.1 and 18.4.2 shall be adjusted in proportion to the number of Participants whose right to vote has not been suspended. An example of such an adjustment is provided in Exhibit VIII. Maintenance scheduling and operation during periods of curtailment of the total San Juan Project are not matters which relate solely to a Unit, but are deemed to be matters affecting all Units.

                  19.5  The  Engineering  and  Operating  Committee  shall  keep written minutes and records of all meetings. Any action or determination made by the Engineering and Operating Committee shall be reduced to writing and shall become effective when signed by the representatives of the Participants entitled to vote thereon, representing a voting majority of the members of the Engineering and Operating Committee, as defined in Section 19.4; provided, however, in the event of an Operating Emergency, actions or determinations may be made on the basis of oral agreements among duly authorized representatives of the respective Participants entitled to vote thereon, and such action or determination subsequently shall be reduced to writing.

                  19.6 In the event that less than a requisite majority of the Engineering and Operating Committee is obtained, the matter shall be referred to the Coordination Committee for decision upon the request of any Participant's Engineering and Operating Committee representative.

                  19.7 In the event the Engineering and Operating Committee fails to reach agreement on any matter which such committee is authorized to determine, approve or otherwise act upon after a reasonable opportunity to do so, then the Operating Agent shall be authorized and obligated to take such reasonable and prudent action, consistent with Prudent Utility Practice, as is necessary to the successful and proper operation and maintenance of the San Juan Project, pending the resolution, by arbitration or otherwise, of any such inability or failure to agree.

         20.0     FUELS COMMITTEE:

                  20.1  As a  means  of  establishing  a  centralized  forum  to facilitate the timely and candid consideration and discussion between all Participants of policies and issues associated with the procurement of coal for the San Juan Project, there is hereby established a Fuels Committee, which shall remain in existence during the term of this Agreement. The Participants do not intend that the operation of the Fuels Committee shall affect the day-to-day operational responsibilities of the fuels management department of the Operating Agent, except as otherwise specifically provided in this Section 20. The Fuels Committee shall have no authority to modify any of the provisions of this Agreement.

                  20.2 The Fuels Committee shall consist of one representative from each Participant. Any of the Participants may, by written notice to the other Participants, designate an alternate or substitute to act as its representative on the Fuels Committee in the absence of the regular representative on the Fuels Committee or to act on specified occasions or with respect to specified matters. Each Participant shall notify the other Participants promptly in writing of the designation of its representative on the Fuels Committee and of any subsequent change in such designation. The chairperson of the Fuels Committee shall be a representative employed by a Participant that is a signatory to the Coal Sales Agreement. The Fuels Committee shall meet regularly, but in no event less than semiannually. Special meetings shall be called by the chairperson if requested in writing by any three (3) Participants.

                  20.3 The Fuels Committee shall have the following functions and responsibilities:

                           20.3.1 To  conduct  studies,  or cause  studies to be
                  conducted, regarding criteria pertaining to the acquisition of coal supplies and the negotiation and approval of coal agreements. Such studies and recommendations may include, but are not limited to:

                                    20.3.1.1 Annual fuel supply budgets

                                    20.3.1.2 Coal cost

                                    20.3.1.3 Coal delivery rates and minimum
                                             take obligations

                                    20.3.1.4 Coal quality

                                    20.3.1.5 Contract terms

                                    20.3.1.6 Economic requirements

                                    20.3.1.7 Negotiation strategies

                                    20.3.1.8 Potential coal suppliers

                  provided, however, that prior to any such study being conducted, the Participant(s) desiring that the study be performed shall have made suitable arrangements therefor, including payment arrangements with the provider of the study. Nothing in this Section 20.3 shall be construed to require the Operating Agent or any Participant which is a signatory to the Coal Sales Agreement to undertake any uncompensated or unfunded study which it would not otherwise perform.

                           20.3.2 To obtain input from all Participants regarding individual criteria and economic requirements necessary to vote on matters entrusted to the Fuels Committee or to make collective recommendations to the Coordination Committee.

                           20.3.3 To receive  progress  reports from and provide
                  recommendations   to   negotiators   acting   on   behalf   of
                  Participants in the negotiation of coal supply agreements.

                           20.3.4 To  provide  regular  progress  reports to the
                  Engineering and Operating and to the Coordination Committees, as requested by such committees.

                           20.3.5  To  establish   the  amount  of  coal  to  be
                  maintained in the Emergency Coal Storage Pile.

                           20.3.6 To establish operating procedures for delivery
                  of coal to the Emergency Coal Storage Pile.

                           20.3.7  To   perform   such   other   functions   and
                  responsibilities as may be assigned to it from time to time by the Coordination Committee.

                  20.4 The following special procedures shall apply to all negotiations or discussions with SJCC regarding amendment, interim pricing agreements, termination or succession of the Coal Sales Agreement, or with any other coal supplier or potential supplier.

                           20.4.1 Each  Participant  which is a signatory to the
                  Coal Sales  Agreement  shall be  entitled to have at least two
                  (2) representatives present at any such negotiations or discussions. Participants not signatories to the Coal Sales Agreement or its successors (for purposes of this Section 20.4.1, the "Remaining Participants") shall have the collective right to have two (2) representatives present at any such negotiations or discussions. The Remaining Participants may jointly or separately designate representatives, but in no case may the total number of
                  representatives   so   designated  by  all  of  the  Remaining

                  Participants exceed two (2). Any dispute among the Remaining Participants regarding the naming of representatives shall be subject to resolution pursuant to Section 37 and shall not restrict the rights of any other representatives to engage in any ongoing negotiations or discussions. Representatives shall be designated in writing by the Participants which are signatories to the Coal Sales Agreement and Remaining Participants. If such representatives are not employees of a Participant or a Remaining Participant, such fact shall be disclosed in writing to all Participants and Remaining Participants. Representatives shall agree in writing to: (i) avoid any conflict of interest that would be detrimental to the operation of the San Juan Project; and (ii) maintain all proprietary information obtained through such negotiations and discussions in confidence. The form of such confidentiality agreements shall be prepared by the Fuels Committee, and shall be subject to the approval of the Participants which are signatories to the Coal Sales Agreement, such approval not to be unreasonably withheld. Such confidentiality agreements shall be executed by a Participant's Coordination Committee representative or, as appropriate, the person authorized by such Participant or Representative to execute such documents. Representatives may be changed by Participants or Remaining Participants by the giving of written notice to all other Participants and Remaining Participants.

                           20.4.2 Representatives shall make regular reports to,
                  coordinate with, and obtain the recommendations of the Fuels Committee regarding the progress of and issues involved in such coal negotiations or discussions. No representative or Participant shall engage in bilateral negotiations or discussions concerning coal supply to the San Juan Project with SJCC or any other coal supplier or potential supplier; provided, however, that nothing herein shall be construed to prevent the Operating Agent or the Participants which are signatories to the Coal Sales Agreement, in the regular conduct of its or their fuel-related activities, from maintaining routine business contacts and communications with SJCC or other coal suppliers or potential suppliers to the San Juan Project.

                  20.5 Any proposed action or determination regarding any amendment of the Coal Sales Agreement, replacement of the Coal Sales Agreement with a new agreement or any interim coal pricing agreement related to the Coal Sales Agreement (or its successor) shall be submitted to the vote of the representatives of the Participants on the Fuels Committee. Any such action or determination shall require the affirmative vote as established in Section 18.4.3, except that if a Participant's right to vote has been suspended pursuant to Section 35.4.1, the requisite majority for actions or determinations specified in Section 18.4.3 shall be adjusted in proportion to the number of Participants whose right to vote has not been suspended. An example of such an adjustment is provided in Exhibit VIII.

                           20.5.1 If, upon such vote,  the  requisite  votes are
                  obtained, the Participants which are signatories to the Coal Sales Agreement then in effect shall proceed in accordance with the affirmative vote of the Fuels Committee without further action of any other San Juan Project committee.

                           20.5.2 If, upon such vote,  the  requisite  votes are
                  not obtained, the matter giving rise to the vote shall, not later than thirty (30) days after the negative vote of the Fuels Committee, be submitted to the Coordination Committee for its vote in accordance with Section 18. If the requisite majorities are obtained in the Coordination Committee vote, the Participants which are signatories to the Coal Sales Agreement then in effect shall proceed in accordance with the affirmative vote of the Coordination Committee.

                           20.5.3 If the requisite votes are not obtained in the
                  Coordination Committee vote, then consistent with Section 18.7, the Participants which are signatories to the Coal Sales Agreement then in effect shall have the obligation and the responsibility, consistent with Prudent Utility Practice, to maintain a supply of coal to the San Juan Project.

                  20.6 The Fuels Committee shall keep written minutes and records of all meetings. Any action or determination made by the Fuels Committee shall be reduced to writing and shall become effective when signed by the representatives of the Participants representing a voting majority.

         21.0     AUDITING COMMITTEE:

                  21.1 The Auditing Committee shall remain in existence during the term of this Agreement. The Auditing Committee shall have no authority to modify any of the provisions of this Agreement.

                  21.2   The   Auditing   Committee   shall   consist   of   one
         representative from each Participant. Any of the Participants may designate an alternate or substitute to act as its representative on the Auditing Committee in the absence of the regular representative on the Auditing Committee or to act on specified occasions or with respect to specified matters. Each Participant shall notify the other
         Participants promptly, in writing, of the designation of its representative and alternate representative on the Auditing Committee and of any subsequent changes in such designation.

                  21.3 The Auditing Committee shall have the following functions and responsibilities under this Agreement:

                           21.3.1 Review accounting, financial and internal control aspects of Operating Work and Capital Improvements and, not less than every two years, audit the records maintained by the Operating Agent in its performance of Operating Work, Capital Improvements and any other records maintained by the Operating Agent in support of its billings to the Participants.

                           21.3.2 Review and approve the format and content of the Operating Agent's accounting records and reports for Operating Work and Capital Improvements.

                           21.3.3 Certify to the Participants, for management purposes and for the use of the Participants only, that the Operating Agent's results of operations and accounting methods and records, including any allocations for Operating Work and Capital Improvements, are in accordance with the Project Agreements and Accounting Practice.

                           21.3.4 Review and make recommendations to the Coordination Committee regarding a Participant's administrative and general expense allowance and other normal loadings when such Participant acts as construction agent for Capital Improvements.

                           21.3.5 Review and approve the Operating  Agent's cost
                  and expense allocations between (i) electric generation and related functions and (ii) unrelated functions.

                           21.3.6  Advise  and  make   recommendations   to  the
                  Coordination   Committee  and   Operating   Agent  on  matters
                  involving auditing and financial transactions.

                           21.3.7 Develop  procedures for proper  accounting and
                  financial liaison between Participants in connection with the Operating Work and Capital Improvements.

                           21.3.8 Perform such functions and responsibilities as
                  may be assigned to it from time to time by the Coordination Committee or as otherwise provided in this Agreement.

                  21.4 Any action or determination of the Auditing Committee shall require a vote of the voting Participants in accordance with
         Section 18.4.1. A Participant's Auditing Committee representative shall be entitled to vote on all matters except those actions or determinations which relate solely to a Unit or common property in which such Participant does not have a Participation Share except that if a Participant's right to vote has been suspended pursuant to Section 35.4.1, the requisite majority for actions or determinations specified in Section 18.4.1 shall be adjusted in proportion to the number of Participants whose right to vote has not been suspended. An example of such an adjustment is provided in Exhibit VIII.

                  21.5 The Auditing Committee shall keep written minutes and records of all meetings, and any action or determination by the Auditing Committee shall be reduced to writing and shall become effective when signed by the representatives of the Participants entitled to vote thereon, representing a voting majority of the members of the Auditing Committee.

                  21.6 In the event less than a requisite majority of the Auditing Committee is obtained, the matter shall be referred to the Coordination Committee for decision upon the request of any Participant's Auditing Committee representative.

                  21.7 In the event the Auditing Committee fails to reach agreement on a matter which such committee is authorized to determine, approve or otherwise act upon after a reasonable opportunity to do so, then the Operating Agent shall be authorized and obligated to take such reasonable and prudent action, consistent with Prudent Utility Practice, as is necessary to the successful and proper operation and maintenance of the San Juan Project, pending the resolution, by arbitration or otherwise, of any such inability or failure to agree.

                                     PART V

                         BUDGETS AND OPERATING EXPENSES

         22.0     OPERATION AND MAINTENANCE EXPENSES:

                  22.1 The expenses for the operation and maintenance of the San Juan Project in the performance of Operating Work (which, for purposes of this Section 22, and as defined more particularly herein, are referred to as the "O&M Expenses") shall be apportioned among the Participants, in accordance with the following percentages:

                           22.1.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2 only, in accordance with the following percentages:

                                    22.1.1.1 PNM  - 50 percent
                                    22.1.1.2 TEP  - 50 percent
                                    22.1.1.3 M-S-R - 0 percent
                                    22.1.1.4 Farmington - 0 percent
                                    22.1.1.5 Tri-State  - 0 percent
                                    22.1.1.6 LAC - 0 percent
                                    22.1.1.7 SCPPA -  0 percent
                                    22.1.1.8 Anaheim - 0 percent
                                    22.1.1.9 UAMPS - 0 percent

                           22.1.2 For Unit 3 and all  equipment  and  facilities
                  directly related to Unit 3 only, in accordance with the following percentages:

                                    22.1.2.1 PNM  - 50 percent
                                    22.1.2.2 TEP  - 0 percent
                                    22.1.2.3 M-S-R  - 0 percent
                                    22.1.2.4 Farmington - 0 percent
                                    22.1.2.5 Tri-State  - 8.2 percent
                                    22.1.2.6 LAC - 0 percent
                                    22.1.2.7 SCPPA  - 41.8 percent
                                    22.1.2.8 Anaheim - 0 percent
                                    22.1.2.9UAMPS - 0 percent

                           22.1.3  For  Unit  4  and  for  all   equipment   and
                  facilities directly related to Unit 4 only, in accordance with the following percentages:


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                                    22.1.3.1 PNM - 38.457 percent
                                    22.1.3.2 TEP - 0 percent
                                    22.1.3.3 M-S-R - 28.8 percent
                                    22.1.3.4 Farmington - 8.475 percent
                                    22.1.3.5 Tri-State - 0 percent
                                    22.1.3.6 LAC - 7.20 percent
                                    22.1.3.7 SCPPA  -  0 percent
                                    22.1.3.8 Anaheim - 10.04 percent
                                    22.1.3.9 UAMPS - 7.028 percent

                           22.1.4 For equipment and facilities common to Units 1
                  and 2 only, in accordance with the following percentages:

                                    22.1.4.1 PNM  - 50 percent
                                    22.1.4.2 TEP  - 50 percent
                                    22.1.4.3 M-S-R  - 0 percent
                                    22.1.4.4 Farmington  -  0 percent
                                    22.1.4.5 Tri-State  - 0 percent
                                    22.1.4.6 LAC - 0 percent
                                    22.1.4.7 SCPPA  - 0 percent
                                    22.1.4.8 Anaheim - 0 percent
                                    22.1.4.9 UAMPS - 0 percent

                           22.1.5 For equipment and facilities common to Units 3
                  and 4 only, in accordance with the following percentages:

                                    22.1.5.1 PNM - 44.119 percent
                                    22.1.5.2 TEP - 0 percent
                                    22.1.5.3 M-S-R  - 14.4 percent
                                    22.1.5.4 Farmington  - 4.249 percent
                                    22.1.5.5 Tri-State  - 4.1 percent
                                    22.1.5.6 LAC - 3.612 percent
                                    22.1.5.7 SCPPA - 20.9 percent
                                    22.1.5.8 Anaheim - 5.07 percent
                                    22.1.5.9 UAMPS - 3.55 percent

                           22.1.6  For  the  Switchyard   Facilities  except  as
                  otherwise provided in Section 15, in accordance with the following percentages:

                                    22.1.6.1 PNM  - 65 percent
                                    22.1.6.2 TEP  - 35 percent
                                    22.1.6.3 M-S-R  - 0 percent
                                    22.1.6.4 Farmington  - 0 percent
                                    22.1.6.5 Tri-State  - 0 percent
                                    22.1.6.6 LAC - 0 percent
                                    22.1.6.7 SCPPA  - 0 percent
                                    22.1.6.8 Anaheim - 0 percent
                                    22.1.6.9 UAMPS - 0 percent


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

                           22.1.7 Except as provided in Exhibit  V(g),  attached
                  hereto and incorporated herein, for equipment and facilities common to all of the Units, and all San Juan Project expenses not identifiable by Unit and not otherwise listed above, in accordance with the following percentages:

                                    22.1.7.1 PNM - 46.297 percent
                                    22.1.7.2 TEP - 19.8 percent
                                    22.1.7.3 M-S-R  - 8.7  percent
                                    22.1.7.4 Farmington  - 2.559 percent
                                    22.1.7.5 Tri-State - 2.49 percent
                                    22.1.7.6 LAC - 2.175 percent
                                    22.1.7.7 SCPPA  - 12.71 percent
                                    22.1.7.8 Anaheim  -  3.10 percent
                                    22.1.7.9 UAMPS - 2.169 percent

                           22.1.8 In the event of a permanent shutdown of either
                  of Unit 1 or Unit 2, the expenses incurred in connection with the shutdown (which may include removal, salvage, cleanup and protection service) shall be allocated as set forth in Section
                  22.1.1. In the event of a permanent shutdown of Unit 3, said expenses shall be allocated as set forth in Section 22.1.2. In the event of a permanent shutdown of Unit 4, said expenses shall be allocated as set forth in Section 22.1.3. Expenses which are attributable to equipment and facilities common to more than one Unit shall be apportioned in accordance with
                  Section 22.1, as applicable.

                           22.1.9 Exhibit V, attached hereto and incorporated herein, is a partial list of equipment and facilities of the San Juan Project for use by the Engineering and Operating Committee as a guideline in determining the allocation of operation and maintenance costs among the Participants.


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

                           22.1.10 In areas where the allocation of costs of operation and maintenance of equipment and facilities among the Participants is not clearly defined by Sections 22.1.1 to 22.1.8, the Engineering and Operating Committee shall make a determination of such allocation of costs.

                           22.1.11 The  following  shall apply in the event of a
                  declaration of default against a Participant and a suspension of that Participant's right to receive all or any part of its proportionate share of the Net Effective Generating Capacity, as provided for in Section 35.4.1: those non-defaulting Participant(s) having a Participation Share in each affected
                  Unit, who are entitled to schedule and receive for their accounts proportionate shares of the Net Effective Generating Capacity of the defaulting Participant, shall bear proportionate shares of the defaulting Participant's responsibility for expenses of the operation and maintenance of the San Juan Project, as provided in Section 35.5.

                  22.2 O&M Expenses chargeable to the following FERC Accounts shall be apportioned among the Participants in accordance with Sections 22.1.1, 22.1.2, 22.1.3, 22.1.4, 22.1.5 and 22.1.7, as applicable:

                           22.2.1 Power Production/Steam Power Generation: FERC Accounts 500, 502, 505, 506, 507, 509 and 510 through 514 (charged by on-site San Juan Project employees and operations-related departments located off-site); provided, however, that limestone costs (chemicals) chargeable to FERC Account 502 shall be apportioned among the Participants in accordance with Section 23.3.2.1.


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

                           22.2.2 Administrative and General Expenses directly chargeable to FERC Accounts 920, 921, 923, 926, 930.2, 931 and 935, by on-site San Juan Project employees and by A&G related departments located off-site as set forth in Exhibit VI, Attachment A, which have not been included as a part of the A&G Ratio or charged to FERC Account 935, in accordance with Section 22.4. Such direct A&G charges must be supported by the Operating Agent and are subject to audit and approval by the Auditing Committee. If the Auditing Committee is unable to agree on the appropriateness of direct A&G charges, the Auditing Committee shall submit the entire matter to the Coordination Committee.

                           22.2.3 O&M Expenses chargeable to FERC Account 501 shall be apportioned among the Participants in accordance with Section 23.
                           22.2.4 The cost of the property insurance for the San Juan Project chargeable to FERC Account 924 and any uninsured loss or expense thereunder and the cost of general liability or workers' compensation insurance for the San Juan Project chargeable to FERC Account 925 shall be apportioned among the Participants according to
         Section 22.1.
                           22.2.5 Costs or revenues chargeable to the following FERC Operating and Non-Operating Accounts: 411.8, 411.9, 412, 421 and 426.

                  22.3 Power Production Expense chargeable to FERC Account 500 (for employees of PNM's fuels management department), Non San Juan Project Specific, shall be allocated among all of PNM's fossil-fueled power plants, including the San Juan Project, based on the percentage of labor charged to each fossil-fueled power plant as a percentage of labor charged to all of PNM's fossil-fueled power plants.


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

                  22.4 The O&M Expenses for the Switchyard Facilities chargeable to FERC Accounts 560 through 573 and FERC Account 935 shall be apportioned among the Participants in accordance with Section 22.1.6.

                  22.5 The O&M Expenses for the portion of system control and load dispatching expenses (allocated between PNM and the San Juan Project based on the number of megawatts of San Juan Project capacity as a percentage of PNM's total generating capacity) chargeable to FERC Accounts 556, 560 and 561 shall be apportioned among the Participants in accordance with Section 22.1.7.

                  22.6 Payroll loads for administrative and general expenses, payroll taxes, injuries and damages and pension and benefits, shall be added to the monthly billings in proportion to the dollars of direct labor billed and apportioned among the Participants in accordance with Sections 22 and 23. The current methodologies for calculating the A&G Ratio, Payroll Tax Ratio, Injuries and Damages Ratio and Pension and Benefits Ratio are set forth in Exhibit VI (Attachments A, B, C and D thereto), attached hereto and incorporated herein.

                           22.6.1 If any  Participant  believes  that the method
                  used in determining A&G Ratio, Payroll Tax Ratio, Injuries and Damages Ratio and Pension and Benefits Ratio, in accordance with Exhibit VI (Attachments A, B, C and D thereto), results in an unreasonable burden on such Participant(s), such Participant(s) may request that said method used in determining said ratios be submitted to the Auditing Committee for review. After any such request, the Auditing Committee shall review said method and shall endeavor to agree upon whether or not said unreasonable burden does actually exist. If, after such review, the Auditing Committee determines that the application of said method does result in an unreasonable burden on the Participant, the Auditing Committee shall determine and recommend a modified method to the Coordination Committee to eliminate such unreasonable burden. If, after such review, the Auditing Committee is unable to agree upon whether or not such unreasonable burden does exist or is unable to agree on a modified method for eliminating said unreasonable burden, the Auditing Committee shall submit the entire matter to the Coordination Committee.


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

                           22.6.2 The  Coordination  Committee  shall review the
                  recommendation of the Auditing  Committee  pursuant to Section
                  22.6.1. If, as a result of such review, the Coordination Committee agrees that such unreasonable burden does exist and that a modified method eliminates such unreasonable burden, the Coordination Committee shall adopt said modified method.

                           22.6.3 If the Auditing  Committee has not submitted a
                  recommended modified method and the Coordination Committee agrees that such unreasonable burden does exist, the Coordination Committee shall endeavor to agree on a modified method. If, after such review, the Coordination Committee is unable to agree that such unreasonable burden does exist or on a modified method which will eliminate such unreasonable burden, upon request of a Participant, either matter may be submitted to arbitration pursuant to Section 37.

                           22.6.4 Any modified method adopted by the Coordination Committee or determined through arbitration shall be retroactive for the length of the period of inequity up to a maximum period of three (3) years and shall become effective on the first day following such date of adoption.


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

                  22.7 As soon as possible after the end of each calendar year, the Operating Agent shall calculate the actual ratios for: A&G, payroll tax, injuries and damages, and pension and benefits for such year in accordance with the methodologies described in Exhibit VI (Attachments A, B, C and D thereto). To the extent such expenses are more or less than those already paid by the Participants during said year, the Operating Agent shall bill or credit the Participants for the amount of such difference.

                  22.8 At the start of each calendar year, the Operating Agent shall calculate new ratios for: A&G, payroll tax, injuries and damages and pension and benefits. Such ratios shall be calculated in accordance with the methodologies described in Exhibit VI (Attachments A, B, C and D thereto). Such ratios may be adjusted to more nearly reflect the anticipated expenses of the current year because of tax legislation, labor contract negotiations or other factors not reflected in the prior year's costs.

                  22.9 The Operating Agent shall bill to the requesting Participant(s) the costs and expenses, including A&G expenses, incurred by the Operating Agent (including, but not limited to, fees of outside legal counsel or consultants, time of in-house legal counsel and other employees and agents of the Operating Agent) in performing tasks requested by a Participant in relation to (i) the offering or sale of bonds or other type of security by a Participant in connection with the acquisition or ownership of an interest in the San Juan Project; and
         (ii) the attempted or contemplated sale by a Participant of any portion of its ownership interest in the San Juan Project. The Operating Agent shall establish and maintain appropriate accounting procedures to identify such costs and expenses incurred by the Operating Agent.

         23.0     FUEL COSTS:

                  23.1 The quantity of coal delivered to the San Juan Project shall be determined by the belt scales, in accordance with the Coal Sales Agreement.

                  23.2 The Operating Agent shall maintain a coal inventory including an Emergency Coal Storage Pile for all Units, wherein the Participants shall have Participation Shares as provided in Section
         6.2.6. The Fuels Committee shall establish an optimum coal inventory tonnage for all Units in total. Coal inventory shall be accounted for in FERC Account 151.

                  23.3 Costs of the coal inventory and fuel expense shall be apportioned among and paid for by the Participants on the following basis:

                           23.3.1 Costs that are classified as Fixed Fuel Expenses shall be charged to FERC Account 151. Such Fixed Fuel Expenses shall then be charged monthly to FERC Account 501 and shall be apportioned among and paid for by the Participants on the basis of the percentage that each Participant's monthly Net Energy Generation and auxiliary generation bears to the total monthly Net Energy Generation and auxiliary generation. The Fixed Fuel Expense balance in FERC Account 151 shall be reduced to zero monthly by charging Fixed Fuel Expense to FERC Account 501. Such Fixed Fuel Expense shall be adjusted to an annual reconciliation among the Participants based on the Participation Shares as provided in Section 6.2.6.

                           23.3.2 Costs that are classified as Variable Fuel Expenses shall be charged to the fuel inventory or credited (as withdrawn) to FERC Account 151 and such costs shall be apportioned among and paid for by the Participants on the basis of the Participation Shares as provided in Section
                  6.2.6. Variable Fuel Expenses related to coal requirements shall be charged to FERC Account 501 as determined by dividing the total number of tons of coal at the beginning of the month, plus the coal delivered during the month, into the total recorded variable cost and multiplying the cost per ton so derived by the number of tons withdrawn. The Variable Fuel Expenses shall be apportioned among and paid for by the Participants on the basis of the percentage that each Participant's monthly Net Energy Generation bears to the total monthly Net Energy Generation of the Unit(s).


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

                                    23.3.2.1  Limestone    costs     (chemicals)
                  chargeable to FERC Account 502 shall be apportioned among and paid for by the Participants on the basis of the percentage that each Participant's monthly Net Energy Generation bears to the total monthly Net Energy Generation of the Unit(s).

                           23.3.3 All other  Variable Fuel Expenses  (including,
                  but not limited to, fuel oil, fuel handling and ash and gypsum disposal) incurred which are chargeable to FERC Account 501 shall be apportioned among the Participants in accordance with
                  Section 23.3.2.

                           23.3.4 All Participants acknowledge and recognize the
                  terms and conditions of the Coal Sales Agreement, wherein, among other terms and conditions, an annual Fixed Fuel Expense must be paid by the San Juan Project each year to SJCC. Each Participant shall pay its Participant's Minimum Fixed Fuel Expense plus a proportional share of Excess Fixed Fuel Expense. Such Excess Fixed Fuel Expense shall be allocated to the Participants based on each Participant's percentage share of Carry-over Tons created during that calendar year.

                           23.3.5 All  Participants  acknowledge  and  recognize
                  that the monthly allocation of Fixed Fuel Expenses based on the monthly Net Energy Generation, as described in Section 23.3.1, may result in an individual Participant having been allocated Minimum Fixed Fuel Expense and Excess Fixed Fuel Expense equal to, less than, or greater than its proportional share of such expenses. Any overpayment or underpayment of a Participant's Minimum Fixed Fuel Expense and Excess Fixed Fuel Expense shall be included as an adjustment to the final Participant fuel invoices in a given year. Payments received from Participants which have underpaid during the year shall be used by the Operating Agent to pay SJCC for any Minimum Fixed Fuel Expense not paid and to compensate other Participants which have overpaid.

                           23.3.6 All Participants acknowledge and recognize the
                  provisions of the Coal Sales Agreement that create Carry-over Tons. To the extent that Carry-over Tons are created and paid for by individual Participants, the Carry-over Tons will be allocated to each Participant's Carry-over Tons Account in proportion to each Participant's allocation of Excess Fixed Fuel Expense for the calendar year. At the direction of a Participant, the Operating Agent shall transfer Carry-over Tons from an individual Participant's Carry-over Tons Account to another Participant's Carry-over Tons Account. Carry-over Tons shall be accounted for on the basis of tonnage only, with no financial value attached thereto. Participants shall apply any existing Carry-over Tons from their account to the payment of a minimum tonnage deficiency invoice. When Carry-over Tons are used by the San Juan Project, Participants whose Carry-over Tons Accounts are reduced shall be compensated by Participants whose Carry-over Tons Accounts have no balance or an inadequate balance to meet their obligation for the Annual Minimum Coal Delivery. The value of this compensation shall be based on the actual cost billed by SJCC.

                           23.3.7 All Participants acknowledge and recognize the
                  provisions of Exhibit VII, attached hereto and incorporated herein, as representative of the allocation and billing methodology agreed upon. Exhibit VII reflects the allocation of expenses among the Participants based on actual expenses incurred for fuel expense for the month of January 1993.

                  23.4 The  Operating  Agent shall  provide the  Participants  a
         monthly   written  report  on  the  following  items  related  to  coal deliveries at the San Juan Project:



                           23.4.1   Annual Minimum Coal Delivery for the year.

                           23.4.2 Annual Minimum Coal Delivery  allocated  among
                  the Participants.

                           23.4.3 Total actual coal deliveries by SJCC to the San Juan Project for each month and for the year to date.

                           23.4.4 Total actual coal  deliveries  to the San Juan
                  Project for each month and for the year to date, allocated to the Participants.

                           23.4.5 Total cost and tonnage of inventory  allocated
                  to the Participants.

                           23.4.6 Fixed Fuel  Expense and Variable  Fuel Expense
                  allocated to the Participants for each month and for the year to date.

                           23.4.7 Status of Carry-over Tons for the San Juan Project, allocated to the Participants.

                  23.5 The Operating Agent shall replace the tons of coal withdrawn from inventory on a ton for ton basis according to the coal withdrawn from inventory for the month, except where modified to reflect anticipated generation usage in the following month. The cost of this replacement shall be apportioned among the Participants in accordance with Sections 23.2 and 23.3.

                  23.6 In the event that SJCC defaults in its obligations under the Coal Sales Agreement, the Operating Agent may assume or make such arrangements for the assumption of such of SJCC's operation as permitted by the Coal Sales Agreement. Costs associated with the coal operations shall become a part of the Total Monthly Coal Cost as applicable and, with the costs and expenses of fuel and emission residuals and ash disposal, shall be apportioned between and paid for by the Participants in accordance with this Section 23.

                  23.7 The monthly costs of coal allocated between the Participants in accordance with this Section 23 shall be estimated by the Operating Agent as soon as practicable after the end of each month and a preliminary bill shall be presented and paid in the manner set forth in Section 30.3.3. Adjustments in the estimated preliminary bill due to quality and quantity of coal delivered, and estimates of escalation, shall be made in the next succeeding month or on the earliest possible billing thereafter.

                  23.8 In the event of a catastrophic occurrence which results in a sustained outage of a Unit and a declaration that an uncontrollable force exists under the Coal Sales Agreement, then in such event, FERC Account 151 will be allocated to the commercial and non-commercial Units. The portion of FERC Account 151 allocated to the non-commercial Unit(s) shall remain frozen until such time as such Unit(s) is restored to commercial operation. New costs of coal chargeable to FERC Account 151 will be apportioned among the Participants on the basis of the Participants' Participation Share in the generating capacity of the commercial Units. At such time as a damaged Unit is restored to commercial operation, the frozen portion of Account 151 will be merged into the operating unit(s) portion of Account 151 and to the extent that a Participant is adversely impacted by an incremental increase in the average unit cost of coal an allocation of such incremental cost will be made and the net difference paid to the Participant having a credit balance.

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

                  23.9 The accounting practice as stated in this Section 23 is applicable at the present time. If, however, at a later time the practice is proven to be inadequate or another practice later proves to be more equitable in the opinion of the Auditing Committee, the Coordination Committee, upon the recommendation of the Auditing Committee, may authorize changes and revisions to the accounting practices.

         24.0     ANNUAL BUDGETS:

                  24.1 Not less than ninety (90) days prior to the beginning of each calendar year, the Operating Agent shall prepare and submit to the Engineering and Operating Committee for its review and approval the proposed capital budget, manpower budget and a budget for the performance of Operating Work for such calendar year.

                  24.2 The Engineering and Operating Committee shall approve the budgets described in Section 24.1 in final form not less than thirty
         (30) days prior to their effective date. In the event that any such budget is not so approved, the Operating Agent will nevertheless continue to perform Operating Work in a manner consistent with Prudent Utility Practice until such time as a budget has been approved.

                  24.3 Any information required from the Participants by the Operating Agent in preparing such proposed budgets will be supplied by the Participants, if possible, within thirty (30) days following a request by the Operating Agent.

                  24.4 The Engineering and Operating Committee may at any time during the year approve revisions to the approved capital expenditures budget, manpower budget and a budget for the performance of Operating Work.





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


         25.0     PAYMENT OF TAXES:

                  25.1 The Participants shall use their best efforts to have any taxing authority imposing any taxes or assessments on the San Juan Project, assess and levy such taxes or assessments directly against each Participant in accordance with its respective Participation Share in the property taxed.

                  25.2 All taxes or assessments levied against each Participant's ownership interest in the San Juan Project, excepting those taxes or assessments levied against an individual Participant on behalf of other Participants, shall be the sole responsibility of the Participant upon whom said taxes and assessments are levied.

                  25.3 If any property taxes and other taxes and assessments are levied and assessed in a manner other than specified in Section 25.1, it shall be the responsibility of the Coordination Committee to establish equitable standard practices and procedures for the apportionment among the Participants of such taxes and assessments and the payment thereof.

         26.0     MATERIALS AND SUPPLIES:

                  26.1 The Operating Agent from time to time may increase or reduce the inventory of Materials and Supplies by changing the maximum or the minimum quantities to be maintained in inventory in accordance with the procedures established by the Engineering and Operating Committee.

                  26.2 The Operating Agent shall prepare a list of the items for inclusion in Materials and Supplies for the operation and maintenance of each Unit. The list shall include the estimated cost of each individual item of such Materials and Supplies and specify the maximum and minimum quantity of each such individual item to be maintained in inventory. The list shall be submitted to the Engineering and Operating Committee by the Operating Agent for review and approval.

                  26.3 The Operating Agent shall purchase and take control of Materials and Supplies for inventory, so that the total inventory of Materials and Supplies on hand remains in accordance with the policies established by the Engineering and Operating Committee.

                  26.4 Materials and Supplies withdrawn from inventory and used in the operation and maintenance of the San Juan Project shall be accounted for as a component of operation and maintenance expense and allocated among the Participants in accordance with Section 22.

                  26.5 Materials and Supplies withdrawn from inventory and used in connection with Capital Improvements shall be accounted for as a capital expenditure and allocated among the Participants in accordance with Section 7.

                  26.6 Materials and Supplies removed from service shall be returned to inventory if reusable, or if junk or obsolete, shall be disposed of by the Operating Agent under the best available terms. The proceeds, if any, received shall be credited or distributed to the Participants in the same proportion as their Participation Shares therein.


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                  26.7  A  separate   Materials   and   Supplies   account   and
         undistributed stores expense account will be established by the Operating Agent in accordance with FERC Accounts. Such charges and credits so allocated to Materials and Supplies shall be allocated to the Participants as a component of operation and maintenance expense in accordance with Section 22, or as a Capital Improvement in accordance with Section 7, as the case may be.

                  26.8 The inventory value of any item withdrawn from or returned to Materials and Supplies shall be the average cost of like items in inventory.




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         27.0     EMERGENCY SPARE PARTS:

                  27.1 The Operating Agent shall prepare a list of the Emergency Spare Parts for each Unit and common facilities. Such list shall include the estimated costs for each individual item of such Emergency Spare Parts and shall specify the quantity of each such individual item to be maintained in inventory. Such list shall be submitted to the Engineering and Operating Committee by the Operating Agent for review and approval.

                  27.2 The Operating Agent shall purchase Emergency Spare Parts from time to time as replacements for those withdrawn from inventory in accordance with the policies established by the Engineering and Operating Committee.

                  27.3 Emergency Spare Parts shall be owned by and the costs thereof shall be allocated between the Participants in accordance with their Participation Shares.

                  27.4 The Operating Agent shall notify the Participants promptly after Emergency Spare Parts are withdrawn from inventory and shall also notify the Participants of the value of such parts so withdrawn and of the accounting treatment with respect thereto.



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                                     PART VI

                                 OPERATING AGENT

         28.0     OPERATION AND MAINTENANCE:

                  28.1 PNM is the Operating Agent, unless replaced in accordance with Section 33.

                  28.2 All Participants hereby appoint PNM as their agent, and PNM agrees to undertake, as the agent of the Participants and as principal on its own behalf, the responsibility for the performance of Operating Work in accordance with this Agreement.

                  28.3 Subject to the provisions, conditions, limitations and restrictions of this Agreement, the Operating Agent shall:

                           28.3.1 Perform the Operating Work in accordance  with
                  the Project Agreements and Prudent Utility Practice.

                           28.3.2 Contract for, furnish or obtain the services and studies necessary for performance of Operating Work.

                           28.3.3 Arrange for the placement and maintenance of Operating Insurance.

                           28.3.4 Execute all contracts in the name of the Operating Agent, acting as principal on its own behalf and as agent for the Participants, in connection with the performance of Operating Work.

                           28.3.5 Furnish and train the necessary  personnel for
                  performance of Operating Work.

                           28.3.6 Have the coal replaced  which has been removed
                  from the Emergency Coal Storage Pile at the earliest practical time following resumption of normal coal deliveries.


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                           28.3.7 Enforce and comply with all contracts  entered
                  into for the performance of Operating Work.

                           28.3.8 Comply with any and all laws and regulations applicable to the performance of Operating Work.

                           28.3.9 Maintain the Operating  Account and expend the
                  Operating Funds only in accordance with this Agreement.

                           28.3.10 Keep and maintain  records of monies expended
                  and received, obligations incurred, credits accrued and contracts entered into in the performance of this Agreement, and make such records available for inspection by the Participants at reasonable times and places.

                           28.3.11 Not suffer any liens to remain in effect unsatisfied against the San Juan Project (other than the liens permitted under Section 10.1, for taxes or assessments not yet delinquent, for labor and material not yet delinquent or undetermined charges or liens incidental to the performance of Operating Work); provided, that the Operating Agent shall not be required to pay or discharge any such lien as long as a proceeding shall be pending in which the lawfulness or validity of such lien shall be contested in good faith and which shall operate during the pendency thereof to prevent the collection or enforcement of such lien so contested.

                           28.3.12 Recommend minimum notification times and lead
                  times for changing scheduled Energy required for the Participants to the Engineering and Operating Committee for its approval.




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                           28.3.13 Act as operating  representative  or agent in
                  connection with the administration and enforcement of the Coal Sales Agreement.

                           28.3.14 Recommend programs to the Engineering and Operating Committee to make environmental studies and, upon approval of the Engineering and Operating Committee, supervise the performance of such programs.

                           28.3.15 Provide the Engineering and Operating Committee with all written statistical and administrative reports, written budgets, information and other records relating to Operating Work which may be necessary to permit such committee to perform its responsibilities under this Agreement.

                          28.3.16 Provide the Fuels Committee with all written reports, written budgets, information and other records relating to Operating Work which may be necessary to permit such committee to perform its responsibilities under this Agreement.
                           28.3.17 Provide the Auditing Committee with all accounting records, information, reports and other records relating to Operating Work, which may be necessary to permit such committee to perform its responsibilities under this Agreement.
                           28.3.18 Perform Operating Work so as to comply with the Water Contract and make such tests and measurements and keep such records as are required by the United States Bureau of Reclamation.

                           28.3.19 Keep the Participants fully and promptly advised of material changes in conditions or other material developments affecting the performance of Operating Work and furnish the Participants with copies of any notices given or received pursuant to the Project Agreements.




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

                           28.3.20 Present claims to any insurer for losses and damages covered by valid and collectible Operating Insurance procured by the Operating Agent directly from the insurer. Investigate, adjust, settle, decline and defend claims against the Participants arising out of the performance of Operating Work when said claims or portions thereof are not covered by valid and collectible Operating Insurance; provided that the Operating Agent shall obtain the agreement of the Participants, acting through the Coordination Committee, prior to disposing of any claims or combination of claims arising out of the same occurrence which exceeds one hundred thousand dollars ($100,000).

                           28.3.21 Assist, as requested,  other Participants and
                  their insurers in the investigation, adjustment and settlement of any loss or claim arising out of Operating Work for which payment may be made on account of valid and collectible additional insurance applicable thereto procured by any such Participant; provided, that the Operating Agent may agree (by separate agreement) that a Participant procuring any policy or policies of additional insurance shall have the authority and the responsibility to (i) present, investigate, adjust, settle, decline and defend claims or potential claims covered by said policies in favor of the Participants and against any one or more of said insurers; and (ii) present, investigate, adjust, settle, decline and defend claims against the Participants arising out of the performance of Operating Work when said claims or portions thereof are not covered by said policies; and provided further, that such Participant shall obtain the agreement of the Participants, acting through the Coordination Committee, prior to the settlement of any claim or combination of claims arising out of the same occurrence which exceeds one hundred thousand dollars ($100,000).




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

                           28.3.22  Notwithstanding  anything in Section 28.3.20
                  and 28.3.21 to the contrary, any Participant may at any time, at its own expense, employ its own counsel to assist in investigating, adjusting, settling, declining and defending claims of the types referred to in Sections 28.3.20 and
                  28.3.21 and the Operating Agent and its employees and counsel shall cooperate fully with such counsel and permit such counsel to participate fully in all of the foregoing activities.

                           28.3.23 Keep the Participants fully and promptly informed of any known default under the Project Agreements.

                           28.3.24 Determine switching and clearance  procedures
                  to be followed by the Participants at the San Juan Project.

                           28.3.25 Determine  Available  Operating Capacity from
                  time to time and make recommendations to the Engineering and Operating Committee regarding items referenced in Section 19.3.1.9.

                           28.3.26 Upon the request of a Participant, provide such Participant, in reasonable quantity without direct charge therefor, a copy or copies of any report, record, list, budget, manual, accounting or billing summary, classification of accounts, or other documents or revisions of any of the foregoing items, all as prepared in accordance with this Agreement.

                           28.3.27 In the event of the failure of the Participants which are signatories to the Coal Sales Agreement then in effect to reach agreement on a matter described in Sections 18.7 and 20.5.3, maintain a supply of coal to the San Juan Project, consistent with Prudent Utility Practice.


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

                           28.3.28 Manage the activities of the "designated representative" pursuant to the DR Agreement.

                           28.3.29 Perform all of the duties and obligations set
                  out in this Agreement as duties and obligations of the Operating Agent.

                  28.4 The Participants shall lend and be properly reimbursed for all necessary and available assistance as may be requested by the Operating Agent in the performance of Operating Work.

                  28.5 The Operating Agent shall be the agent of the Participants and shall exercise only such authority as is conferred upon it by this Agreement. The Operating Agent shall not receive any fee or profit hereunder, unless otherwise agreed unanimously by the Participants.



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

         29.0     OPERATING EMERGENCY:

                  29.1 In the event of an Operating Emergency, the Operating Agent shall take any and all steps reasonably necessary and required to terminate the Operating Emergency, subject to the provisions of this
         Section 29.

                  29.2 As soon as practicable after the commencement of an Operating Emergency, the Operating Agent shall advise the Participants of the occurrence of the Operating Emergency, its nature and the steps taken or to be taken to terminate the Operating Emergency, including a preliminary estimate of the expenditures required to terminate the Operating Emergency.

                  29.3 In the event that the estimated cost to cure an Operating Emergency with respect to any Unit or to any equipment and facilities common to any of the Units does not exceed two hundred and fifty thousand dollars ($250,000), the Operating Agent shall have the authority to expend, in its discretion, no more than two hundred and fifty thousand dollars ($250,000) to terminate such Operating Emergency.

                  29.4 In the event the Operating Agent determines that the estimated amount required to terminate the Operating Emergency exceeds the amount which it is authorized to expend, the Operating Agent shall so notify the Participants and shall call a meeting of the Engineering and Operating Committee to be held not later than five (5) days following such determination. At such meeting, the Operating Agent shall submit the following information:

                           29.4.1  The   estimated   date  when  the   Operating
                  Emergency can be terminated.

                           29.4.2 The person or persons  who would  perform  the
                  work and furnish the materials required to terminate the Operating Emergency.


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

                           29.4.3 The estimated amount of overtime, if any, which would be necessary in order to expedite the termination of the Operating Emergency.

                           29.4.4 The costs that are proposed to be capitalized,
                  and salvage realized.

                           29.4.5 The costs that are  proposed  to be charged as
                  maintenance expense.

                           29.4.6  The  proposed   administrative   and  general
                  expense allowance applicable to such repair or reconstruction.

                           29.4.7 Such other information as may be necessary and
                  required by the Engineering and Operating Committee to determine the manner in which the Operating Emergency is to be terminated.

                  29.5 The Engineering and Operating Committee shall review and approve the proposed repair or reconstruction, including the estimated cost thereof or shall agree upon an alternative.

                  29.6 Costs incurred in terminating an Operating Emergency may be billed to the Participants by the Operating Agent on the basis of its estimate of such costs with adjustment to be made in accordance with Section 29.8 when final cost determination has been made.

                  29.7 Following the termination of the Operating Emergency, the Operating Agent shall submit to the Participants a report containing a summary of the costs incurred and expenditures made in connection with the repair or reconstruction and such other information as may be required by the Engineering and Operating Committee.


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

                  29.8 The Operating Agent shall allocate to the Participants the costs incurred or expenditures made in such repair or reconstruction, as follows: (i) costs charged as maintenance expense, in accordance with Section 22; and (ii) any other such repair or reconstruction costs, in accordance with Section 7.



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


         30.0     PAYMENT OF EXPENSES BY PARTICIPANTS:

                  30.1 All amounts required to be advanced by the Participants in accordance with this Agreement shall be made payable to the Operating Account established by the Operating Agent. The Operating Funds shall be owned by the Participants in proportion to their respective balances therein at any given time, and the Operating Agent in its capacity as such shall not have any right or title therein except to maintain custody of and to disburse the Operating Funds as a conduit between the Participants and those to whom such disbursements shall be made.

                  30.2 The Engineering and Operating Committee shall establish a minimum amount for the Operating Funds which will be available to pay for expenditures or obligations incurred by or on behalf of the Participants in accordance with this Agreement. Such minimum amount of Operating Funds may be revised by the Engineering and Operating Committee at any time. The minimum amount of the Operating Funds and any increases therein shall be advanced by the Participants in accordance with the percentages set forth in Section 22, and shall be due and payable within fifteen (15) business days following notification of the establishment of the minimum amount to be kept in Operating Funds or the date on which any increase in such amount authorized by the Engineering and Operating Committee shall become effective. In the event the Engineering and Operating Committee decreases such minimum amount, then each Participant shall receive a credit which shall be equal to the product of its percentage, as set forth in Section 22, and the amount of any such decrease.


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

                  30.3 Each Participant shall advance Operating Funds on the basis of notices (hereinafter called bills) submitted by the Operating Agent reflecting such Participant's share of costs and expenses in accordance with this Agreement, as follows:

                           30.3.1 Expenses described in Sections 30 and 22 shall
                  be billed in writing as follows:

                                    30.3.1.1 The payroll costs to be paid to the
                           Operating Agent's employees for each pay period.

                                    30.3.1.2 On the 20th day of each month,  the
                           total expenses incurred the previous month and described in Section 22 less those expenses billed under Section 30.3.1.1.

                           30.3.2 Bills  submitted under Section 30.3.1 shall be
                  due and payable within seven (7) business days following receipt of the bill.

                           30.3.3 Expenses described in Sections 31 and 23 shall
                  be billed in writing at least ten (10) business days prior to their due date, and funds therefor shall be deposited with the Operating Agent not less than three (3) business days prior to their due date. If such bills do not have a specific due date, they shall be billed within a reasonable time following their incurrence.

                           30.3.4 Expenses described in Sections 7, 26, 27 and 29 shall be billed monthly, except when such expenses exceed the minimum amount in the Operating Funds in which case billing will be made immediately and payable within seven (7) business days following receipt of the bill.

         31.0     OPERATING INSURANCE:

                  31.1 Unless otherwise specified by the Coordination Committee, during the performance of Operating Work, the Operating Agent shall procure and maintain in force, or cause to be procured and maintained in force, policies of Operating Insurance providing coverage against the following risks, hazards and perils:

                           31.1.1 Risks covered by the standard form of commercial liability insurance, including bodily injury, personal injury and property damage risk, hazards of automobiles liability, contractual liability, contractor's protective liability and liability for products and completed operations, in an amount not less than twenty-five million dollars ($25,000,000).

                           31.1.2 Risks covered by the standard form of "all risk" property insurance providing coverage against all risk of loss, except those risks excluded in the standard form of "all risk" property insurance. Such insurance shall provide boiler and pressure vessel coverage, including reasonable expediting expense.

                           31.1.3 Risks covered by the standard form of workers'
                  compensation and employers liability insurance, covering employees of the Operating Agent engaged in the performance of Operating Work, or other compliance by the Operating Agent with requirements of the laws of the State of New Mexico as to such coverage.

                           31.1.4 Risks covered by the standard form of employee
                  dishonesty bond covering loss of property or funds due to dishonest or fraudulent acts committed by an officer or employee of the Operating Agent.

                  31.2  Except for  Operating  Insurance  described  in Sections
         31.1.3 and 31.1.4, each Participant shall be a named insured individually and jointly and in accordance with its Participation Share as established in Section 6. Operating Insurance referred to in Section
         31.1.1 shall carry cross-liability coverage.


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

                  31.3 In the event that another Participant's insurance program affords equal or better coverage on a more favorable cost basis than that available to the Operating Agent, the Participants may agree (by separate agreement) that such insurance program may be utilized to afford all or part of the insurance coverage required by Section 31.1.

                  31.4 The insurance company used, the insurable values, limits, deductibles, retentions and other special terms, covenants and conditions of the Operating Insurance shall be agreed upon by the Coordination Committee.

                           31.4.1  Any  deductibles   shall  be  shared  by  the
                  Participants in accordance with the percentages established in
                  Section 22.1.

                  31.5 The Operating Agent shall furnish each of the Participants with either a certified copy of each of the policies of Operating Insurance or a certified copy of each of the policy forms of Operating Insurance, together with a line sheet therefor (and any subsequent amendments) naming the insurers and underwriters and the extent of their participation. When the policies or policy forms of Operating Insurance have been approved in writing by all of the Participants, said policies or policy forms shall not be modified or changed by any Participant without the prior written consent of all of the Participants, except for minor and insubstantial changes or modifications, as to which notification shall be given by the Operating Agent to the Participants.

                  31.6 Each of the Operating Insurance policies shall be endorsed so as to provide that all named insureds shall be given thirty
         (30) days notice of cancellation or material change.


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

                  31.7 Operating Insurance policies shall be primary insurance for all purposes and shall be so endorsed. Any insurance carried by a Participant individually shall not participate with the Operating Insurance as respects any loss or claim for which valid and collectible Operating Insurance shall apply. Such other insurance shall apply solely as respects the individual interest of the Participant carrying such other insurance.

                  31.8 Nothing herein shall prohibit the Operating Agent or any Participant from furnishing a policy of Operating Insurance which combines the coverage required by this Agreement with coverage outside the scope of that required by this Agreement. If the Operating Agent or any Participant furnishes a policy of Operating Insurance which combines the coverage required by this Agreement with coverage outside the scope of that required by this Agreement, the Coordination Committee shall agree on the portion of the total premium cost which is allocable to Operating Insurance. If the Participants are unable to agree on such allocation, the Operating Agent may make an estimated allocation and bill the Participants on the basis thereof, with adjustment to be made when the dispute is resolved.

                  31.9 If a Participant desires changes in any Operating Insurance policy, such Participant shall notify the Operating Agent and the other Participants in writing of the desired changes. Upon agreement of the Coordination Committee to such change, the Operating Agent shall obtain the insurance within sixty (60) days from the date of agreement. If the Operating Agent is unable to obtain the type of policy or coverage required herein or believed by the Operating Agent to be adequate, then the Operating Agent shall immediately notify the Participants.


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

                  31.10 In the event the Coordination Committee is unable to agree upon any matters relating to the Operating Insurance, the Operating Agent, pending the resolution of such disagreement, shall procure or cause to be procured such policies of insurance, consistent with Prudent Utility Practice, as are necessary to protect the Participants against the insurable risks for which Operating Insurance is required. During any period of negotiations with an insurer, or other negotiations which are pending at the expiration of the period of coverage of an Operating Insurance policy, or in the event an Operating Insurance policy is canceled, the Operating Agent shall renew or bind policies as an emergency measure, or may procure policies of insurance which are identical to those which were canceled, or may to the extent possible secure replacement policies which will provide substantially the same coverage as the policy expiring or canceled.

                  31.11 Each Participant shall have the right to request that any mortgagee, trustee or secured party be named on all or any of the Operating Insurance policies as loss payees or additional assureds as their interests may appear. Such request shall be submitted to the Operating Agent specifying the name or names of such mortgagee, trustee or secured party and such additional information as may be necessary or required to permit it to be included on the policies of Operating Insurance.

                  31.12 On an annual basis, the Operating Agent shall advise the Participants on the status of insurance coverage for the San Juan Project and shall make appropriate recommendations concerning insurance issues to the Coordination Committee.



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


         32.0     SURPLUS OR RETIRED PROPERTY:

         The Operating Agent shall dispose of surplus property or property no longer used or useful in the operation of the San Juan Project and report such disposal to the Participants, both in accordance with practices and procedures established by the Engineering and Operating Committee. The proceeds from such disposition shall be credited to the Participants in accordance with their Participation Shares.

         33.0     REMOVAL OF OPERATING AGENT:

                  33.1 The Operating Agent shall serve as such during the term of this Agreement unless it resigns as Operating Agent by giving notice to the Participants at least one (1) year in advance of the date of resignation or until receipt by the Operating Agent of notice of its removal as provided in Section 33.2.

                  33.2 The Operating Agent may be removed as Operating Agent for any one of the following reasons:

                           33.2.1 The  Operating  Agent may be removed by action
                  of the Coordination Committee if, in the judgment of the Coordination Committee (voting as provided for in Section 18.4), the best interests of the San Juan Project require that a new Operating Agent be selected. Any Participant seeking a Coordination Committee determination to remove the Operating Agent shall provide to the Operating Agent and to all of the Participants a written statement, detailing the reasons why, in the judgment of the initiating Participant, the Operating Agent should be removed. Within thirty (30) days after receipt by the Operating Agent of this written statement, the Operating Agent shall prepare and serve upon all of the Participants its response which shall contain a detailed rebuttal of the allegations made in the initiating statement. Within the same thirty (30) day period, any other Participant may also prepare and serve upon the Operating Agent and the Participants a statement responding to the allegations in the initiating statement. Within twenty (20) days after service of all such response statements, the Coordination Committee shall meet to consider what action, if any, to take with regard to the removal of the Operating Agent. If, pursuant to this
                  Section 33.2.1, the Coordination Committee removes the Operating Agent, such removal shall be effective upon the date established by the Coordination Committee. If the Operating Agent or any Participant is dissatisfied with the action of the Coordination Committee, it shall have the right to seek arbitration under Section 37, but no demand for arbitration shall stay the decision of the Coordination Committee to remove the Operating Agent.


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                           33.2.2 If,  pursuant to the provisions of Section 34,
                  it is determined that the Operating Agent is in default of its obligations under this Agreement, the Operating Agent may be removed by written notice given by any Participant under
                  Section 34.1.2, which notice shall state the effective date of the removal of the Operating Agent.

                           33.2.3 Notwithstanding the pendency of any actions to
                  remove the Operating Agent, the Operating Agent shall continue in good faith to exercise its obligations as Operating Agent.

                  33.3 Prior to the effective date of a resignation of the Operating Agent, or prior to the date of removal of the Operating Agent in accordance with Section 33.2, the Coordination Committee shall by written agreement designate a new Operating Agent, which may, but need not, be a Participant. The Coordination Committee may designate an interim Operating Agent pending selection of a permanent Operating Agent. Acceptance by the new Operating Agent of its appointment as such shall constitute its agreement to perform the obligations of the Operating Agent under this Agreement.


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         34.0     DEFAULTS BY OPERATING AGENT:

                  34.1 The following provisions shall apply solely in regard to violations or allegations of violations of this Agreement by the Operating Agent on the basis of which removal of the Operating Agent is sought:

                           34.1.1 In the event any  Participant  shall be of the
                  opinion that an action taken or failed to be taken by the Operating Agent constitutes a violation of this Agreement, it may give written notice thereof to the Operating Agent and the other Participants, together with a statement of the basis for its opinion. Thereupon, the Operating Agent may prepare a statement of the reasons justifying its action or failure to take action. If agreement in settling the dispute is not reached between the Operating Agent and such Participant which gave such notice, then the matter shall be submitted to arbitration in the manner provided in Section 37. During the continuance of the arbitration proceedings, the Operating Agent may continue such action taken or failed to be taken in the manner it deems most advisable and consistent with this Agreement.

                           34.1.2 If it is determined  that the Operating  Agent
                  is violating this Agreement, then the Operating Agent shall act with due diligence to end such violation and shall, within thirty (30) days or within such lesser time following the determination as may be prescribed in the determination, take action or commence action in good faith to terminate such violation. In the event that the complaining Participant is of the opinion that the Operating Agent has not taken such action to correct, or to commence action to correct, the violation within such allowed period, the complaining Participant shall be entitled to submit the question of the Operating Agent's good faith action to terminate such violation to arbitration as provided in Section 37. If it is determined that the Operating Agent has not acted with due diligence or good faith to terminate such violation, it shall be deemed to be in default and shall be subject to removal, after the arbitration determination, within fifteen (15) days after receipt of notice executed by the complaining Participant in accordance with Section 42.


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                           34.1.3  The  provisions  of  Section  35,   excepting
                  Sections 35.8 and 35.9, shall not apply to disputes as to whether or not an action or non-action of the Operating Agent, in its capacity as Operating Agent, is a violation or default under this Agreement.




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                                    PART VII

                       DEFAULTS, LIABILITY AND ARBITRATION

         35.      DEFAULTS:

                  35.1 Each Participant shall pay all monies and carry out all other performances, duties and obligations agreed to be paid or performed by it pursuant to all of the terms and conditions set forth and contained in the Project Agreements, and a default by any Participant in the covenants and obligations to be by it kept and performed pursuant to the terms and conditions set forth and contained in any of the Project Agreements shall be an act of default under this Agreement.

                  35.2 In the event of a default by a Participant in any of the terms and conditions of this Agreement to be performed by that Participant, the following shall apply:

                           35.2.1 The Operating Agent shall give a written notice of the default to the defaulting Participant and the other Participants in accordance with Section 35.2.2.

                           35.2.2 The notice of default shall specify the existence, nature and extent of the default. Upon receipt of the notice of default, the defaulting Participant shall immediately take all steps necessary to cure the default as promptly and completely as possible.

                  35.3 In the event that any Participant shall dispute an asserted default by it, then such Participant shall pay the disputed payment or perform the disputed obligation, but may do so under protest. The protest shall be in writing, shall accompany the disputed payment or precede the performance of the disputed obligation(s), and shall specify the reason upon which the protest is based. Copies of such protest shall be mailed by such Participant to all other
         Participants and to the Operating Agent. Payments not made under protest shall be deemed correct, except to the extent that periodic or


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         annual audits may reveal over or under payment by a Participant  or may necessitate adjustments. In the event it is determined by arbitration, pursuant to the provisions of this Agreement or otherwise, that the protesting Participant is entitled to a refund of all or any portion of a disputed payment or payments, or is entitled to the reasonable
         equivalent  in  money  of   non-monetary   performance  of  a  disputed
         obligation  theretofore  made,  then,  upon  such  determination,   the
         non-protesting Participant(s) shall reimburse such amount to the protesting Participant, together with interest thereon at the rate of ten percent (10%) per annum, or the maximum legal rate of interest, whichever is lesser, from the date of payment or of the performance of a disputed obligation to the date of reimbursement.

                  35.4 In the event a default shall continue for a period of ten
         (10) days or more after the notice given by the Operating Agent in accordance with Section 35.2 without having been cured by the defaulting Participant, or without such defaulting Participant having commenced or continued action in good faith to cure such default, the following shall apply:

                           35.4.1 If the  defaulting  Participant  has failed to
                  cure such default or to commence such good faith action during said ten (10) day period, the Operating Agent shall make a written report to the Engineering and Operating Committee concerning the status of the default and shall, on the next working day after such ten (10) day period, notify the defaulting Participant in writing that the Operating Agent intends to declare the defaulting Participant in default under the Project Agreements unless there is a prompt cure of the default. Seven (7) days after the giving of such notice to the defaulting Participant, the Operating Agent shall make a second written report to the Engineering and Operating Committee concerning the status of the default and the





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                  efforts,  if any, of the  defaulting  Participant  to cure the default. If, within seven (7) additional days, the defaulting Participant has neither cured nor reasonably commenced to cure the default, the Operating Agent shall declare the defaulting Participant in default under the Project Agreements and shall provide written notification of the declaration of default to
                  the  defaulting   Participant   and  to  the  Engineering  and
                  Operating Committee. Thereafter, and for so long as the default is not remedied and the declaration of default is not revoked by the Operating Agent, all rights of the defaulting Participant under the Project Agreements shall be suspended, including the right to vote on all committees and to receive all or any part of its proportionate share of the Net Effective Generating Capacity.

                           35.4.2 Within seventeen (17) days after the notice by
                  the Operating Agent, as provided for in Section 35.2, the Operating Agent shall prepare special operating procedures for approval by the Engineering and Operating Committee that will apply during the period of suspension under Section 35.4.1. Upon approval by the Engineering and Operating Committee, the Operating Agent shall provide notice to each Participant of such special procedures. These special procedures shall include:

                                    35.4.2.1  A  tabulation  in form  similar to
                  Section 6.2 of the percentages of costs to be borne by the non-defaulting Participants pursuant to Section 35.5;

                                    35.4.2.2  Billing  and  accounting  of  such
                  costs;

                                    35.4.2.3  Dispatch  and  scheduling  of  the
                  defaulting Participant's proportionate share of Net Effective Generating Capacity; and


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                                    35.4.2.4  Any other items  required  for the
                  optimal use of the San Juan Project and the mitigation of damages by the non-defaulting Participants.

                                    35.4.2.5 If the Operating  Agent proposes to
                  broker all or a portion of the defaulting Participant's proportionate share of Net Effective Generating Capacity on behalf of one or more non-defaulting Participants, the form of such an agreement shall be incorporated in such procedures.

                           35.4.3 Within twenty (20) days after the  declaration
                  of a default, as provided for in Section 35.4.1, the defaulting Participant and the non-defaulting Participants shall convene a meeting to address the defaulting Participant's situation and its intentions with regard to curing its default. The defaulting Participant shall promptly prepare a cure plan for approval by the members of the Coordination Committee entitled to vote thereon. The cure plan shall address the defaulting Participant's plan to cure the default and restore itself to full participation as an owner of the San Juan Project. The Coordination Committee, by vote of the members of the Coordination Committee entitled to vote thereon, will monitor the defaulting Participant's compliance with the terms and conditions of the cure plan and if it appears to the Coordination Committee that the defaulting Participant is or will be unable to comply with the terms of an approved cure plan, the Coordination Committee shall consider what actions may be required to address such inability, including, but not limited to, directing the Operating Agent to take such actions as may be appropriate. It is the intent of the Participants that any defaults shall be cured on as expeditious a basis as reasonably possible.


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                           35.4.4  A  demand  for  arbitration  of  an  asserted
                  default pursuant to Section 37 shall not stay the suspension of the rights of the defaulting Participant, but in the event that the board of arbitrators shall determine that the
                  asserted   default  did  not  in  fact  exist  or  occur,  the
                  arbitrators shall specify a method of fully and fairly compensating the Participant which, under Section 35.4.1, was denied the right to vote on committee actions and to receive all or any part of its proportionate share of the Net Effective Generating Capacity.

                  35.5 During any period  when the  suspension  provided  for in
         Section 35.4.1 is in effect, the non-defaulting Participant(s) having a Participation Share in the affected Unit or Units: (i) shall bear a proportionate share of all expenses, including but not limited to, the operation and maintenance costs, insurance costs, fuel costs, capital expenditures and other expenses otherwise payable by the defaulting Participant under the Project Agreements, including any obligations related to common equipment and facilities, based upon the relation of the Participation Share of each such non-defaulting Participant(s) to the Participation Shares of all non-defaulting Participants in the specific Unit or Units; and (ii) shall be entitled to schedule and receive for their accounts their proportionate share of the Net Effective Generating Capacity of the defaulting Participant.

                  35.6 In connection with its cure of the default, the defaulting Participant shall pay promptly upon demand to the non-defaulting Participant(s) the total amount of money (and/or the reasonable equivalent in money of non-monetary performance) paid and/or made by such non-defaulting Participant(s) pursuant to Section 35.5 in order to cure any default by the defaulting Participant, together with interest thereon at the rate of ten percent (10%) per annum, or the maximum legal rate of interest, whichever is the lesser, from the date of the expenditure of such money (or the making of such other performance) by the non-defaulting Participant(s), to the date of such reimbursement by the defaulting Participant, or such greater amount as may be otherwise provided in the Project Agreements. Any payment obligation of the defaulting Participant shall be reduced by mitigation measures undertaken by the non-defaulting Participants; provided, however, that the payment obligations of the defaulting Participant shall not be reduced by any profits or gains achieved by the non-defaulting Participants as the result of taking a proportionate share of the Net Effective Generating Capacity due to the default of the defaulting Participant.



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                  35.7  The  suspension  of a  defaulting  Participant  shall be terminated and its full rights under the Project Agreements restored when the default(s) have been cured and all compensable costs incurred by the non-defaulting Participant(s) hereunder have been paid by the
         defaulting   Participant  or  other  arrangements   acceptable  to  the
         non-defaulting Participant(s) have been made.

                  35.8 No waiver by a non-defaulting Participant of its rights with respect to a default under this Agreement, or with respect to any other matter arising in connection with this Agreement, shall be effective unless the non-defaulting Participant(s) waive in writing their respective rights and any such waiver shall not be deemed to be a waiver with respect to any subsequent default or matter. No delay short of the statutory period of limitations in asserting or enforcing any right hereunder shall be deemed a waiver of such right.

                  35.9 The rights and remedies provided in this Agreement shall be in addition to the rights and remedies of the Participants as set forth and contained in any other Project Agreement or any rights and remedies the Participants have in law or equity.


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         36.0     LIABILITY:

                  36.1 Except for any judgment debt for damage resulting from Willful Action and except to the extent any judgment debt is collectible from valid insurance, and subject to the provisions of Sections 36.1.1, 36.4, 36.5, 36.6 and Section 37, each Participant hereby extends to all other Participants, their directors, members of their governing bodies, officers and employees, its covenant not to execute, levy or otherwise enforce a judgment obtained against any of them, including recording or effecting a judgment lien, for any direct, indirect, or consequential loss, damage, claim, cost, charge or expense, whether or not resulting from the negligence of such Participant, its directors, members of its governing body, officers, employees or any person or entity whose negligence would be imputed to such Participant from (i) Operating Work, the design and construction of Capital Improvements or the use or ownership of the San Juan Project or (ii) the performance or nonperformance of the obligations of any Participant under any of the Project Agreements, other than the obligation to pay any monies becoming due.

                           36.1.1 In the event any insurer  providing  insurance
                  refuses to pay any judgment obtained by a Participant against any other Participant, its directors, members of its governing body, officers or employees on account of liability referred to in Section 36.1, the Participant, its directors, members of its governing body, officers or employees against whom the judgment is obtained shall, at the request of the prevailing Participant and in consideration for the covenant granted in
                  Section 36.1, execute such documents as may be necessary to effect an assignment of its contractual rights against the nonpaying insurer and thereby give the prevailing Participant the opportunity to enforce its judgment directly against such insurer. In no event when a judgment debt is collectible from valid insurance shall the Participant obtaining the judgment execute, levy or otherwise enforce the judgment (including recording or effecting a judgment lien) against the Participant, its directors, members of its governing body, officers or employees against whom the judgment was obtained.


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                           36.1.2 To the extent that Section 41-3-5,  New Mexico
                  Statutes Annotated, 1978 compilation (as such section may be amended), shall be applicable and for the purpose of relieving each Participant, its directors, members of its governing
                  body,   officers  and  employees  of  any  liability  to  make
                  contribution  to  other   non-Participant   tortfeasors,   the
                  foregoing covenant not to execute hereby effects a reduction of all injured Participants' damages recoverable against all other non-Participant tortfeasors to the extent of the pro rata share (as referred to in Section 41-3-5, New Mexico Statutes Annotated, 1978 compilation, as such section may be amended) of the other Participants, their directors, members of their governing bodies, officers and employees.

                           36.1.3 Each Participant  agrees,  upon request by any
                  other Participant, to make, execute and deliver any and all documents or take such other action as may reasonably be required to effectuate the intent of this Section 36.1.

                  36.2 Except as provided in Sections 36.4, 36.5 and 36.6, the costs and expenses of discharging all work liability imposed upon one or more of the Participants, for which payment is not made by insurance, shall be allocated among the Participants in proportion to their respective Participation Shares in the property giving rise to the work liability. Work liability is defined as liability of one or more Participants for any loss, damage, claim, cost, charge or expense of any kind or nature (including direct, indirect or consequential) suffered or incurred by any party other than a Participant, whether or not resulting or to result in the future from the negligence of any Participant, its directors, members of its governing body, officers, employees or any other person or entity whose negligence would be imputed to such Participant, that has resulted or may result in the future from (i) performance or nonperformance of the work herein described, (ii) operation, maintenance, use or ownership of the San Juan Project, and (iii) past or future performance or nonperformance of the obligations of any Participant under any of the Project Agreements.


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                  36.3 If it cannot be  determined  which  property gave rise to work liability, the allocation for discharging costs and expenses associated therewith shall be as specified in Section 22.1.7.

                  36.4 Except for liability resulting from Willful Action (which subject to the provisions of Section 36.6 shall be the responsibility of the willfully acting Participant), any Participant whose electric customer shall have a claim or bring an action against any other Participant for any death, injury, loss or damage arising out of or in connection with electric service to such customer caused by the operation  or  failure  of  operation  of the San Juan  Project  or any portion thereof shall indemnify and hold harmless such other Participant, its directors, members of its governing body, officers and employees from and against any liability for such death, injury, loss or damage.

                  36.5 Each Participant shall be responsible for any damage, loss, claim, cost, charge or expense that is not covered by insurance and results from its own Willful Action as defined in Section 5.53.2 and shall indemnify and hold harmless the other Participants, their directors, members of their governing bodies, officers and employees, from any such damage, loss, claim, cost, charge or expense.

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                  36.6  Except  as  provided  in  Section  36.5,  the  aggregate liability of any Participant to all other Participants for Willful Action not covered by insurance shall be determined as follows:

                           36.6.1 All such liability for damages, losses, claims, costs, charges or expenses of such Participant shall not exceed ten million dollars ($10,000,000) per occurrence. Each Participant extends to each other Participant, its directors, members of its governing body, officers and employees its covenant not to execute, levy or otherwise enforce a judgment against any of them for any such aggregate liability in excess of ten million dollars ($10,000,000) per occurrence.

                           36.6.2  A  claim  based  on  Willful  Action  must be
                  perfected by filing suit in a court of competent jurisdiction within three (3) years after the Willful Action occurs. All claims made thereafter relating to the same Willful Action shall be barred by this Section 36.6.2. The award to each nonwillfully acting Participant from each Participant determined to have committed Willful Action shall be determined as follows: (i) Each Participant who successfully files suit for remuneration shall receive the lesser of (a) its final judgment awarded (or settlement made) or (b) its pro rata Participation Share of the ten million dollar ($10,000,000) maximum recovery established in Section 36.6.1;
                  (ii) When all pending suits are resolved, those Participants who were awarded judgments or reached settlements but whose claims were not fully satisfied pursuant to Section 36.6.2(i) shall be entitled to participate in any remaining portion of the ten million dollar ($10,000,000) maximum recovery limit, based upon the ratio of the unsatisfied portion of such Participant's judgment or settlement to the total unsatisfied portion of all such judgments and settlements. Such participation shall be limited to the Participants' unsatisfied judgments or settlements.

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                  36.7 The  provisions of this Section 36 shall not be construed so as to relieve any insurer of its obligation to pay any insurance proceeds in accordance with the terms and conditions of valid and collectible insurance policies.

                  36.8 If a court of competent jurisdiction determines upon a challenge by a Participant or third party that the provisions of
         Section 56-7-1, New Mexico Statutes Annotated, 1978 compilation, are applicable to this Agreement, the Participants agree that any agreement to indemnify contained in this Agreement shall not extend to liability, claims, damages, losses or expenses, including attorney's fees, arising out of:

                           (i) the  preparation  or approval of maps,  drawings,
                  opinions, reports, surveys, change orders, designs or specifications by the indemnitee, or the agents or employees of the indemnitee; or

                           (ii) the giving of or the failure to give  directions
                  or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

                  The word "indemnify" as used in this Section 36.8 includes, without limitation, an agreement to remedy damage or loss caused in whole or in part by the negligence, act or omission of the indemnitee, the agents or employees of the indemnitee, or any legal entity for whose negligence, acts or omissions any of the foregoing may be liable.

                  36.9 The Participants agree that the aggregate liability limit of ten million dollars ($10,000,000) referenced in Sections 36.6.1 and
         36.6.2 may be determined in the future to be inappropriate and shall, at the request of any Participant, make a good faith effort to evaluate and, if appropriate, revise said limit.

         37.0     ARBITRATION:

                  37.1 If a dispute between or among any of the Participants (which term, for purposes of this Section 37, shall be deemed to include the Operating Agent) should arise in relation to any aspect of the San Juan Project, any Participant(s) may call for submission of the dispute to arbitration, which call shall be binding upon all of the other affected Participant(s).

                  37.2 The Participant(s) calling for arbitration shall give written notice to all other Participants, setting forth in such notice in adequate detail the entity(ies) against whom relief is sought, the nature of the dispute, the amount or amounts, if any, involved in such dispute, and the remedy sought by such arbitration proceedings. Within twenty (20) days after receipt of such notice, any other Participant(s) involved may, by written response to the first Participant(s), as well as the other Participant(s), submit its or their own statement of the matter at issue and set forth in adequate detail additional related matters or issues to be arbitrated. Thereafter, the Participant(s) first submitting its or their notice of the matter at issue shall have ten (10) days in which to submit a written rebuttal statement, copies of which shall be provided to all other Participants.

                  37.3  Within  ten (10)  days  following  delivery  of the last written submittal pursuant to Section 37.2, the affected Participant(s), acting through their respective representatives, shall meet for the purpose of selecting arbitrators. Each affected Participant, or group of Participants, representing one side of the dispute, shall designate an arbitrator. The arbitrators so selected shall meet within twenty (20) days following their selection and shall select additional arbitrator(s), the number of which additional arbitrators shall be one (1) less than the total number of arbitrators selected by the affected Participants. If the arbitrators selected by the affected Participants, as herein provided, shall fail to select such additional arbitrator(s) within said twenty (20) day period, then the arbitrators shall request from the American Arbitration Association

         (or similar organization if the American Arbitration Association should not exist at the time) a list of arbitrators who are qualified and eligible to serve as hereinafter provided. The arbitrators selected by the affected Participants shall take turns striking names from the list of arbitrators furnished by the American Arbitration Association, and the last name(s) remaining on said list shall be the additional arbitrator(s). All arbitrators shall be persons skilled and experienced in the field which gives rise to the dispute, and no person shall be eligible for appointment as an arbitrator who is an officer or employee of any of the Participants to the dispute or is otherwise interested in the matter to be arbitrated.

                  37.4 Except as otherwise provided in this Section 37 or otherwise agreed by the Participants to the dispute, the arbitration shall be governed by the rules and practices of the American Arbitration Association (or rules and practices of a similar organization if the American Arbitration Association should not exist at that time) from time to time in force, except that if such rules and practices, as modified herein, shall conflict with New Mexico Rules of Civil Procedure or any other provisions of New Mexico law then in force which are specifically applicable to arbitration proceedings, such New Mexico laws shall govern.

                  37.5 Included in the issues which may be submitted to arbitration pursuant to this Section 37 is the issue of whether the right to arbitrate a particular dispute is permitted under the Project Agreements.

                  37.6 The arbitrators shall hear evidence submitted by the respective Participants or group or groups of Participants and may call for additional information, which additional information shall be furnished by the party having such information. The decision of a majority of the arbitrators shall be binding upon all the Participants and shall be based on the provisions of the Project Agreements and New Mexico law.

                  37.7 This agreement to arbitrate shall be specifically enforceable and the award of the arbitrators shall be final and binding upon the Participants to the extent provided by the laws of the State of New Mexico. Any award may be filed with the clerk of any court having jurisdiction over the Participants or any of them against whom the award is rendered, and, upon such filing, such award, to the extent permitted by the laws of the jurisdiction in which said award is filed, shall be specifically enforceable or shall form the basis of a declaratory judgment or other similar relief.

                  37.8 Each Participant or group of Participants shall be responsible for the fees and expenses of the arbitrator selected by that Participant or group of Participants, unless the decision of the arbitrators shall specify some other apportionment of such fees and expenses. The fees and expenses of the neutral arbitrators shall be shared among the affected Participants equally, unless the decision of the arbitrators shall specify some other apportionment of such fees and expenses. All other expenses and costs of the arbitration, including attorney fees, shall be borne by the Participant incurring the same.

                  37.9 In the event that any Participant(s) shall attempt to institute or to carry out the provisions herein set forth in regard to arbitration, and such Participant(s) shall not be able to obtain a valid and enforceable arbitration decree, such Participant(s) shall be entitled to seek legal remedies in a court having jurisdiction in the premises, and the provisions in this Section 37 referring to arbitration decisions shall then be deemed applicable to final decisions of such court.

                                    PART VIII

                          RETIREMENT AND RECONSTRUCTION

         38.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF A UNIT:

                  38.1 If all, or substantially all, of a Unit is destroyed, damaged or condemned, then the Participants with Participation Shares in that Unit by unanimous agreement may elect to repair or reconstruct the damaged, destroyed or condemned Unit in such a manner as to restore the Unit to substantially the same general character or use as the original, or to such other character or use as the Participants may then mutually agree. In the event of such election, it shall be the obligation of the Participants to pay for the costs of such repair or reconstruction in accordance with the Participation Shares of the respective Participants in such Unit, and, upon completion thereof, the Participants' rights, titles and interests therein shall be as provided in this Agreement.

                  38.2  Failure to reach  unanimous  agreement  as  provided  in
         Section 38.1 shall be deemed to be an election not to repair or reconstruct the damaged, destroyed or condemned Unit, in which event the proceeds from any insurance or from any award shall be distributed to the Participants in accordance with their respective Participation Shares in such Unit. The facilities not destroyed, damaged or condemned shall be disposed of by the Participants in a manner to be mutually agreed upon, and the proceeds from such disposition shall be distributed in accordance with the Participation Shares of the respective Participants in such Unit. Nothing in this section shall be deemed to preclude any Participant or group of Participants in the Unit from agreeing to repair, reconstruct or replace the damaged, destroyed or condemned Unit.

                  38.3 In the event that less than substantially all of a Unit is destroyed, damaged or condemned, then it shall be the obligation of the Participants having a Participation Share in such Unit to repair or reconstruct such Unit. Each Participant shall be obligated to pay its proportionate share of the costs of such repair or reconstruction in accordance with Section 6.2.

                  38.4 In the event that any common equipment and/or facility is destroyed, damaged or condemned, then it shall be the obligation of the Participants having a Participation Share in such common equipment and/or facilities to repair or reconstruct such damaged, destroyed or condemned equipment and/or facilities. Each Participant shall be obligated to pay its proportionate share of the costs of such repair or reconstruction in accordance with Section 6.2.

         39.0     RIGHTS OF PARTICIPANTS UPON TERMINATION:

                  39.1 In the event the Participants by unanimous agreement abandon, retire or otherwise terminate or suspend operation of the San Juan Project prior to the termination of this Agreement, the facilities forming the San Juan Project shall be disposed of by the Participants in a manner to be unanimously agreed upon and the proceeds from such disposition shall be distributed to the Participants in accordance with their respective Participation Shares.

         40.0     DECOMMISSIONING OF THE PROJECT:

                  40.1 The Participants acknowledge the appropriateness of incorporating in a future amendment to this Agreement, or in another appropriate contractual instrument, provisions which address the decommissioning of the San Juan Project and/or of one or more Units. It is recognized, however, that the resolution of issues associated with San Juan Project decommissioning will require protracted study. The Participants therefore agree to establish a task force or other forum for the careful and deliberate consideration of decommissioning issues so that these issues may be addressed and resolved in a timely manner. The Operating Agent shall propose to the Participants a methodology and a schedule for addressing decommissioning issues.

PART IX

                            MISCELLANEOUS PROVISIONS

         41.0     RELATIONSHIP OF PARTICIPANTS:

                  41.1 The covenants, obligations and liabilities of the Participants are intended to be several and not joint or collective, and nothing herein contained shall ever be construed to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any one or more of the Participants. Each Participant shall be individually responsible for its own covenants, obligations and liabilities as herein provided. No Participant or group of Participants shall be under the control of or shall be deemed to control any other Participant or the Participants as a group. No Participant shall be the agent of or have a right or power to bind any other Participant without its express written consent, except as expressly provided herein.

                  41.2 The Participants hereby elect to be excluded from the application of Subchapter "K" of Chapter 1 of Subtitle "A" of the Internal Revenue Code of 1986, or such portion or portions thereof as may be permitted or authorized by the Secretary of the Treasury or its delegate insofar as such subchapter, or any portion or portions thereof, may be applicable to the Participants hereunder.

         42.0     NOTICES:

                  42.1 Any notice, demand or request provided for in this Agreement, or served, given or made in connection with it, shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the persons specified below:

                           42.1.1 Public Service Company of New Mexico c/o Secretary
                                    Alvarado Square
                                    Albuquerque, New Mexico  87158

                           42.1.2   Tucson Electric Power Company
                                    c/o Secretary
                                    Post Office Box 711
                                    Tucson, Arizona  85702

                           42.1.3   City of Farmington
                                    c/o City Clerk
                                    800 Municipal Drive
                                    Farmington, NM  87401

                           42.1.4   M-S-R Public Power Agency
                                    c/o General Manager
                                    P. O. Box 4060
                                    Modesto, CA  95352

                           42.1.5 Southern California Public Power Authority c/o Executive Director
                                    225 South Lake Ave, Suite 1410
                                    Pasadena, CA  91101

                           42.1.6   City of Anaheim
                                    c/o City Clerk
                                    200 South Anaheim Boulevard
                                    Anaheim, CA  92805

                                    with a copy to:

                                    Public Utilities General Manager
                                    201 South Anaheim Boulevard
                                    Suite 1101
                                    Anaheim, CA 92805

                           42.1.7   Incorporated County of
                                    Los Alamos, New Mexico
                                    c/o Utilities Manager
                                    P.O. Drawer 1030
                                    901 Trinity Drive
                                    Los Alamos, NM  87544

                           42.1.8 Utah Associated Municipal Power Systems c/o General Manager
                                    2825 E. Cottonwood Parkway
                                    Suite 200
                                    Salt Lake City, UT 84121

                           42.1.9 Tri-State Generation and Transmission Association, Inc.
                                    c/o General Manager
                                    P. O. Box 33695
                                    Denver, CO  80233

                  42.2 A Participant may, at any time or from time to time, by written notice to the other Participants, change the designation or address of the person so specified as the one to receive notices pursuant to this Agreement.

                  42.3 The Operating Agent shall provide to each Participant a copy of any material notice, demand or request given or received by it in connection with the San Juan Project.

         43.0      OTHER PROVISIONS:

                  43.1  Each  Participant   agrees,   upon  request  by  another
         Participant, to make, execute and deliver any and all documents reasonably required to implement the terms of this Agreement.

                  43.2 No Participant shall be considered to be in default in the performance of any of the obligations hereunder (other than obligations of a Participant to pay costs and expenses) if failure of performance shall be due to uncontrollable forces. The term "uncontrollable forces" shall mean any cause beyond the control of the Participant affected, including but not limited to failure of facilities, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance, labor dispute, sabotage, restraint by court order or public authority, or failure to obtain approval from a necessary governmental authority which by exercise of due diligence and foresight such Participant could not reasonably have been expected to avoid and which by exercise of due diligence it shall be unable to overcome. Nothing contained herein shall be construed so as to require a Participant to settle any strike or labor dispute in which it may be involved. Any Participant rendered unable to fulfill any obligation by reason of uncontrollable forces shall exercise due diligence to remove such inability with all reasonable dispatch.

                  43.3 The captions and headings appearing in this Agreement are inserted merely to facilitate reference and shall have no bearing upon the interpretation of the provisions hereof.

                  43.4 This Agreement is made under and shall be governed by the laws of the State of New Mexico.

                  43.5 The covenants and obligations set forth and contained in this Agreement are to be deemed to be independent covenants, not dependent covenants, and the obligation of a Participant to perform all of the obligations and covenants to be by it kept and performed is not conditioned on the performance by another Participant of all of the covenants and obligations to be kept and performed by it.

                  43.6 In the event that any of the terms or conditions of this Agreement, or the application of any such term or condition to any person or circumstance, shall be held invalid by any court having jurisdiction in the premises, the remainder of this Agreement, and the application of such terms or conditions to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                  43.7 All costs or expenses, including all taxes that the Operating Agent is required to pay (but not specifically referred to in other sections of this Agreement), which are incurred by the Operating Agent in connection with the performance of its obligations under this Agreement and which are not specifically allocated to the Participants in accordance with this Agreement shall be equitably allocated among the Participants in a manner to be established by the Coordination Committee.

                  43.8 Should a change in circumstances, economic factors, or basic technology occur which results or may result in a substantial increase or decrease in the benefits to or expenses incurred by a Participant, including the Operating Agent, which such change was not within the reasonable contemplation of the Participants at the time of the execution of this Agreement, the Participants, including the Operating Agent, shall negotiate in good faith in order that an appropriate and equitable adjustment shall be made in the reimbursement of the Operating Agent and in the allocation of expenses among the Participants. Such adjustment shall be fair and equitable as to both the Operating Agent and the other Participants.

                  43.9 This Agreement shall be subject to filing with, and to such changes or modifications as may from time to time be directed by, competent regulatory authority, if any, in the exercise of its jurisdiction.

                  43.10 It is the intent of the Participants in executing this Agreement to set out in one instrument the entire agreement of the Participants with respect to the subject matter hereof, and on the effective date hereof to explicitly amend and restate, and to replace in their entirely, the Co-Tenancy Agreement and the Operating Agreement and all modifications thereto. Accordingly, on the effective date hereof, the Co-Tenancy Agreement and the Operating Agreement are no longer in force and effect except as incorporated herein; provided, however, that the interim coal billing arrangements reflected in side agreements shall continue in effect through their stated term.

                  43.11 The execution of this Agreement shall not affect any rights or obligations of the Participants which shall have accrued prior to the effective date of this Agreement, including any obligation to pay money or take other actions in accordance with the Co-Tenancy Agreement and the Operating Agreement or any other agreement.

44.0     EXECUTION IN COUNTERPARTS:

         44.1 This Agreement may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument as if all the Participants to the aggregated counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart thereof without impairing the legal effect of any signatures thereon and may be attached to any other counterpart of this Agreement identical in form thereto but having attached to it one or more additional pages.

45.0     AMENDMENTS:

         45.1 Except as provided in Section 45.2, this Agreement may be amended only by written instrument executed by all of the Participants with the same formality as this Agreement.

         45.2 The Coordination Committee, by unanimous vote, may amend any one or more of the exhibits attached to this Agreement. In the event of any such action by the Coordination Committee, a copy of the new exhibit shall be attached to this Agreement to replace the old or superseded exhibit, without the necessity of formally amending this Agreement. Any such action shall not affect other provisions of this Agreement, including other exhibits thereto.

         IN  WITNESS  WHEREOF,  the  Participants,   by  their  duly  authorized
representatives, have caused this Agreement to be made as of this 27th day of October, 1999.

PUBLIC SERVICE COMPANY
OF NEW MEXICO


By   /s/ Patrick J. Goodman
     -------------------------
 Its  Vice President
     -------------------------


TUCSON ELECTRIC POWER COMPANY



By   /s/ T. A. Delawder
     -------------------------
 Its  Vice President
     -------------------------


THE CITY OF FARMINGTON, NEW MEXICO



By   /s/ William E. Standley
     -------------------------
 Its  Mayor
     -------------------------



M-S-R PUBLIC POWER AGENCY



By   /s/ William C. Walbridge
     -------------------------
 Its  General Manager
     -------------------------



THE INCORPORATED COUNTY OF LOS ALAMOS,
    NEW MEXICO


By   /s/ Christine Chandler
     -------------------------
 Its  Council Chair
     -------------------------

SOUTHERN CALIFORNIA PUBLIC POWER
    AUTHORITY


By   /s/ Joseph F. Hsu
     -------------------------
 Its  President
     -------------------------



CITY OF ANAHEIM


By   /s/ Brian G. Thomas
     ---------------------------
 Its  Accounting General Manager
     ---------------------------


UTAH ASSOCIATED MUNICIPAL POWER SYSTEMS



By   /s/ Wayne McArthur
     -------------------------
 Its  Chairman
     -------------------------


TRI-STATE GENERATION AND TRANSMISSION
    ASSOCIATION, INC.


By   /s/ Frank R. Knutson
     -------------------------
 Its  General Manager
     -------------------------

STATE OF NEW MEXICO  )
                     )ss.
COUNTY OF BERNALILLO )


         The foregoing instrument was acknowledged before me on this 27th day of October, 1999, by Patrick J. Goodman, Vice President of Public Service Company of New Mexico, a New Mexico corporation, on behalf of the corporation.



                                          /s/ Bridgett S. Alvarez
                                          -----------------------
                                                Notary Public


My commission expires:



November 14, 2000
---------------------


STATE OF ARIZONA  )
                  )ss.
COUNTY OF PIMA    )


         The foregoing instrument was acknowledged before me on this 13th day of September, 1999, by T. Delawder, Vice President of Tucson Electric Power Company, an Arizona corporation, on behalf of the corporation.



                                          /s/ Bertha A. Kissinger
                                          -----------------------
                                                Notary Public


My commission expires:



January 21, 2003
---------------------

STATE OF NEW MEXICO   )
                      )ss.
COUNTY OF SAN JUAN    )


         The foregoing instrument was acknowledged before me on this 11th day of August, 1999, by William E. Standley, Mayor of The City of Farmington, New Mexico, a New Mexico municipal corporation, on behalf of the municipal corporation.



                                          /s/ Debra L. Jackson
                                          -----------------------
                                                Notary Public


My commission expires:



August 14, 2000
---------------------



STATE OF CALIFORNIA )
                    )ss.
COUNTY OF PLACER    )


         The foregoing instrument was acknowledged before me on this 21st day of July, 1999, by William Walbridge, who personally appeared before me and acknowledged to me that he is the General Manager of M-S-R Public Power Agency, a California joint powers agency, and that he executed the instrument on behalf of said joint powers agency.


                                          /s/ Alicia A. Phillips
                                          -----------------------
                                                Notary Public


My commission expires:


October 22, 2000
---------------------

STATE OF NEW MEXICO    )
                       )ss.
COUNTY OF LOS ALAMOS   )


         The foregoing instrument was acknowledged before me on this 7th day of October, 1999, by Christine Chandler, Council Chair of The Incorporated County of Los Alamos, New Mexico, a New Mexico Class H County, on behalf of said county.


                                        /s/ Sandra Cordova
                                        -------------------------
                                             Notary Public


My commission expires:



March 30, 2000
---------------------



STATE OF CALIFORNIA     )
                        )ss.
COUNTY OF LOS ANGELES   )


         The foregoing instrument was acknowledged before me on this 15th day of July, 1999, by Joseph F. Hsu, who personally appeared before me and acknowledged to me that he is the President of Southern California Public Power Authority, a California joint powers agency, and that he executed the instrument on behalf of said joint powers agency.


                                         /s/ Candace Toscano
                                         -----------------------
                                         Notary Public


My commission expires:



May 12, 2003
----------------------

STATE OF CALIFORNIA  )
                     )ss.
COUNTY OF ORANGE     )



         The foregoing instrument was acknowledged before me on this 25th day of August, 1999, by Brian G. Thomas, who personally appeared before me and acknowledged to me that he is the Accounting General Manager of the City of Anaheim, a California municipal corporation, and that he executed the instrument on behalf of the said municipal corporation.



                                         /s/ Lenorah Ertel
                                         --------------------------
                                             Notary Public


My commission expires:



November 29, 1999
----------------------



STATE OF UTAH        )
                     )ss.
COUNTY OF SALT LAKE  )


         The foregoing instrument was acknowledged before me on this 18th day of August, 1999, by Wayne McArthur, Chairman of Utah Associated Municipal Power Systems, a political subdivision of the State of Utah, on behalf of said entity.


                                          /s/ Jacqueline Makin
                                          --------------------------
                                              Notary Public


My commission expires:


April 23, 2001
----------------------

STATE OF COLORADO )
                  )ss.
COUNTY OF ADAMS   )


         The foregoing instrument was acknowledged before me on this 1st day of September, 1999, by Frank R. Knutson, General Manager of Tri-State Generation and Transmission Association, Inc., a Colorado cooperative corporation, on behalf of the said cooperative corporation.



                                         /s/ Robin S. Wilkins
                                         ------------------------
                                               Notary Public


My commission expires:



September 13, 2000
----------------------

                            REFERENCES TO EXHIBITS IN
                             PARTICIPATION AGREEMENT

Exhibit No.      References in Agreement            Subject Matter
----------       -----------------------            --------------
I              ss.ss.2.10, 6.1                       Real Property
II             ss. 5.3                               Annual Minimum Coal
III            ss.ss.5.43, 6.5                       Switchyard Facilities
IV             ss.ss.6.2, 6.2.8                      Ownership of Equipment
V              ss.ss.22.1.7, 22.1.9                  O&M of Equipment
VI             ss.ss.7.11, 22.2.2, 22.6, 22.7, 22.8  A&G Expenses
VII            ss.ss.5.21, 23.3.7                    Coal Allocation and Billing
VIII           ss.ss.18.4, 19.4, 20.5, 21.4          Adjustment of Voting
IX             ss. 5.21                              Fixed Fuel Expense

                      EXHIBIT I TO PARTICIPATION AGREEMENT


         This Exhibit I to the San Juan Project Participation Agreement contains a map of the San Juan Project Generating Station site and the River Weir site, showing Parcels A, B, C, C-1 D, E and F, the parcels of real property underlying the San Juan Project and River Weir sites. Also included in the Exhibit are property descriptions and separate maps showing Parcels A through F. PNM and TEP each has a one-half undivided ownership interest in the parcels described as Parcels A, B, C, D, E and F; and PNM and TEP each has a one-half leasehold interest in Parcel C-1.



                                   Exh. I - 1

                                    PARCEL A
                                    --------


     The following portions of Township 30 North, Range 15 West, N.M.P.M., San Juan County, New Mexico:

           Section 16:     SW 1/4
           Section 20:     NE 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4
           Section 21:     NW 1/4 NW 1/4
           Section 29:     NE 1/4


                                    PARCEL B
                                    --------

     The following portions of Township 30 North, Range 15 West, N.M.P.M, San Juan County, New Mexico:

           Section  19: SE 1/4 SW 1/4,  SW 1/4 SE 1/4 Section
           20: E 1/2 NW 1/4,  NE 1/4 SW 1/4  Section  29:  NW
           1/4,  N 1/2 SW 1/4  Section  30: NE 1/4,  E 1/2 NW
           1/4, N 1/2 SE 1/4

                                    PARCEL C
                                    --------

     That part of Lot 6 in Section 4 and of Lot 5 in Section 3, Township 29 North, Range 15 West, N.M.P.M., San Juan County, New Mexico, described as follows:

     Beginning at a point which is 772.69 feet, South 88(degree)12' 03" East from Northwest Corner of Lot 6:

          Thence, S. 55(degree)50'29" E., 205.55 feet; thence, N. 78(degree)21'34" E., 457.06 feet; thence N. 88(degree)29'07"E., 746.61 feet; thence, S. 25(degree)38'00" W., 1,177.50 feet; thence, N. 54(degree)32'00" W., 1,291.70 feet; thence, N. 32(degree)1'00" E.,
          372.20 feet to the point of beginning. Containing 21.039 acres, more or less.

                                   Exh. I - 2

                                   PARCEL C-1
                                   ----------

     A tract of land situated adjacent to the southerly side of the San Juan River in Sections 3, 4, 9 and 10, Township 29 North, Range 15 West, N.M.P.M., San Juan County, New Mexico, and more particularly described as follows:

          Beginning at point A, from which the comer common to Sections 33 and 34, T.30 N., R. 15 W., and Sections 4 and 3, T. 29 N., R. 15 W., bears
          N.  06(degree)09'45" E., 4,966.7 feet; thence N.  49(degree)00'00" E.,
          351.95 feet to point B located on the approximate centerline of the San Juan River; thence along the centerline of the River S. 50(degree)44'26" E., 268.63 feet to point C; thence continuing along the centerline of the River, S. 41(degree)18'31" E., 263.59 feet to point D; thence S. 21(degree)12'40" E., 678 feet to point E; thence S. 51(degree)00'00" W., 209 feet to point F; thence N. 39(degree)00'00" W., 1,160.00 feet to the point of beginning; containing 9.3 76 acres, more or less.

                                    PARCEL D
                                    --------

     The following portions of Township 30 North, Range 15 West, N.M.P.M., San Juan County, New Mexico:

     Section 17:  SE 1/4 SW 1/4, S 1/2 SE 1/4

                                    PARCEL E
                                    --------

     The following portions of Township 30 North, Range 15 West, N.M.P.M., San Juan County, New Mexico:

     Section 19:  SE  1/4  SE 1/4 NE 1/4 SE 1/4 E 1/2 NW 1/4 SE
                  1/4 S 1/2 S 1/2 SE 1/4 NE 1/4

     Section 20:  SE 1/4 SW 1/4
                  SW 1/4 SW 1/4
                  NW 1/4 SW 1/4
                  S 1/2 SW 1/4 SW 1/4 NW 1/4

     Containing 235 acres, more or less.

                                    PARCEL F
                                    --------

     The following portion of Township 30 North, Range 15 West, N.M.P.M., San Juan County, New Mexico:

     Section 20:  SE 1/4 SE 1/4

                                   Exh. I - 3

                                   EXHIBIT II

                        EXHIBIT H TO COAL SALES AGREEMENT

                           SAN JUAN GENERATING STATION
                         FUEL SOURCE MINIMUM DELIVERIES
                                    1981-2017

 COLUMN 1           COLUMN 2              COLUMN 3              COLUMN 4
              San Juan Surface Mine     Total Annual     La Plata Surface Mine
                Fruitland Leases     Minimum Deliveries     La Plata Leases
   Year            Annual Tons              Tons              Annual Tons

   1980    280,834                        289,296
   1981              4,058,000          4,307,120
   1982              4,900,000          5,283,120
   1983              4,725,000          5,988,370
   1984              4,425,000          5,967,174
   1985              4,425,000          5,989,620
   1986              4,000,000          5,909,565                600,000
   1987              3,900,000          5,877,554              1,500,000
   1988              3,871,000          5,587,667              1,500,000
   1989              3,939,000          5,649,750              1,500,000
   1990              3,942,000          5,873,500              1,500,000
   1991              4,100,000          5,873,500              1,500,000
   1992              4,100,000          5,873,500              1,500,000
   1993              4,100,000          5,873,500              1,500,000
   1994              4,100,000          5,857,500              1,500,000
   1995              4,100,000          5,857,500              1,500,000
   1996              4,100,000          5,857,500              1,500,000
   1997              4,100,000          5,857,500              1,500,000
   1998              4,100,000          5,857,500              1,500,000
   1999              4,100,000          5,857,500              1,500,000
   2000              4,100,000          5,817,500              1,500,000
   2001              4,100,000          5,692,500              1,500,000
   2002              4,100,000          5,512,500              1,500,000
   2003              4,100,000          5,480,500              1,500,000
   2004              4,100,000          5,480,500              1,500,000
   2005              3,667,000          5,126,000              1,500,000
   2006              1,000,000          5,126,000              1,500,000
   2007              1,000,000          5,126,000              1,500,000
   2008              1,000,000          5,118,000              1,500,000
   2009              1,000,000          4,810,000              1,500,000
   2010              1,000,000          4,810,000              1,500,000
   2011              1,000,000          4,810,000              1,500,000
   2012              1,000,000          4,810,000              1,500,000
   2013              1,000,000          4,500,000              1,500,000
   2014              1,000,000          4,500,000              1,500,000

                                   Exh. II - 1

 COLUMN 1           COLUMN 2              COLUMN 3              COLUMN 4
              San Juan Surface Mine     Total Annual     La Plata Surface Mine
                Fruitland Leases     Minimum Deliveries     La Plata Leases
   Year            Annual Tons              Tons              Annual Tons

   2015              1,000,000          3,860,000              1,500,000
   2016              1,000,000          3,860,000              1,500,000
   2017              1,000,000          1,086,000              1,500,000
                   -----------        -----------             ----------
                   115,798,834        195,014,866             47,100,000





                                   Exh. II - 2

                                   EXHIBIT III

                                   EXHIBIT III

                     SAN JUAN PROJECT SWITCHYARD FACILITIES

                                  Material List
                                  -------------

Phase I - Project (DWG, ED-54, ED-55)

      QUANTITY                           DESCRIPTION
      --------                           -----------

         5       345 kV Circuit Breakers - (G.E. A.T.B.'s)
         16      345 kV Motor Operated Disconnect Switches with Stands
         2       345 kV S&C Circuit Switches with Stands
        Lot      Strain Bus and Fittings
        Lot      Rigid Bus and Fittings
         4       Line Deadend Towers
         5       Intermediate Bus Towers
         1       Start-Up Transformers 345/12.47/4.16 kV, 24/32/40 MVA
         1       Set of 4.16 kV Switchgear
         1       4.16 kV Start-Up Cable Run into Plant
         2       4.16 kV Station Service Transformers
         1       Set of 12.45 kV Switchgear
         3       12.47 kV Zig-Zag Grounding Transformer
         6       345 kV PCM Potential Transformers with Stands (Bus #1, Bus #2)
         6       345 kV Bus Lightning Arresters with Stands

         1       Control House 40' x 72'
         2       Sets of Batteries & Chargers, 125 v and 48 v
         1       Microwave Tower
        Lot      Cable Troughs, Equipment Controls, Breaker Failure Relaying,
                   Fault Recorder
        Lot      Metering - Indication, Billing and Telemetry Transducers
        Lot      Switchyard Foundations, Fencing, Grading, Grounding

         1       Line Trap (FC Line)
         1       345 kV PCM Potential Transformer/Coupling Capacitor with Stand
         3       345 kV Line Lightning Arresters with Stands
        Lot      Line Relaying, Carrier, Microwave
         1       345-69-12470 Transformer
         1       345/230-12470 Transformer, 230 yard
         1       Reactor - 12.47 kV, 345 yard


                                  Exh. III - 1

Phase 2 - Project  (DWG. SK-135)
-----------------  -------------

      QUANTITY                           DESCRIPTION
      --------                           -----------

         4         345 kV Circuit Breakers
         3         345 kV Motor Operated Disconnect Switches with Stands

        Lot        Strain Bus and Fittings
        Lot        Rigid Bus and Fittings
         1         Intermediate Bus Tower
        Lot        Cable Troughs, Equipment Controls, Breaker Failure Relaying
        Lot        Metering - Indication, Billing and Telemetry Transducers
        Lot        Switchyard Foundations, Grounding

Phase 3 - Project (DWG. SK-316)
-------------------------------

         3         345 kV Circuit Breakers
         6         345 kV Motor Operated Disconnect Switches with Stands
        Lot        Strain Bus and Fittings
        Lot        Rigid Bus and Fittings
         1         Line Deadend Tower
         2         Intermediate Bus Towers
        Lot        Cable Troughs, Equipment Controls, Breaker Failure Relaying
        Lot        Metering - Indication, Billing and Telemetry Transducers
        Lot        Switchyard Foundations and Grounding

Phase 3 - Project (DWG. SK-317)
-------------------------------

         2         345 kV Circuit Breakers
         4         345 kV Motor Operated Disconnect Switches with Stands
        Lot        Strain Bus and Fittings
        Lot        Rigid Bus and Fittings
         1         Intermediate Bus Tower
        Lot        Switchyard Foundations, Grounding


                                  Exh. III - 2

                                   EXHIBIT IV

                                  EXHIBIT IV(a)


                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 1

                                    Ownership

                 PNM -      50%                            TEP -      50%
               M-S-R -       0%                     Farmington -       0%
           Tri-State -       0%                             LAC-       0%
               SCPPA -       0%                        Anaheim -       0%
                                                         UAMPS -       0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a. Condensate Pumps
    b. Feedwater Heaters
    c. Boiler Feed Pumps
    d. Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

12. Fly Ash System


                                  Exh. IV - 1

                                  EXHIBIT IV(a)
                                   (continued)


13. Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15. Emergency Diesel Generator

16. Electrical and Control Systems

17. SSR Protection System

18. Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
    Hydrogen




                                  Exh. IV - 2

                                  EXHIBIT IV(b)


                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 2

                                    Ownership

                   PNM -      50%                         TEP -      50%
                 M-S-R -       0%                  Farmington -       0%
             Tri-State -       0%                         LAC -       0%
                 SCPPA -       0%                     Anaheim -       0%
                                                        UAMPS -       0%


1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a. Condensate Pumps
    b. Feedwater Heaters
    c. Boiler Feed Pumps
    d. Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

12. Fly Ash System


                              Exh. IV - 3

                                  EXHIBIT IV(b)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen


                              Exh. IV - 4

                                  EXHIBIT IV(c)


                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 3

                                    Ownership

                     PNM -        50%                     TEP -      0%
                   M-S-R -         0%              Farmington -      0%
               Tri-State -       8.2%                     LAC -      0%
                   SCPPA -      41.8%                 Anaheim -      0%
                                                        UAMPS -      0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.       Condensate Pumps
    b.       Feedwater Heaters
    c.       Boiler Feed Pumps
    d.       Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 3A and 3B Transformers*

11. Bottom Ash System including: Hopper, Dewatering Tank, Setting Tank, Surge Tank, Storage Tank, and Pump House

12. Fly Ash System


                              Exh. IV - 5

                                  EXHIBIT IV(c)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3C Conveyor to the Secondary Crusher Building

20.  SSR Protection System

21.  Auxiliary Steam Header Piping System:

     a. Including the Unit Specific Branch Line to the Reheat System
     b. Not included is the Branch Line to the Chemical Plant






* PNM and TEP each owns a 50% interest in the main unit transformer


                              Exh. IV - 6

                                  EXHIBIT IV(d)


                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 4

                                    Ownership

                   PNM -        38.457%                TEP -          0%
                 M-S-R -          28.8%         Farmington -      8.475%
             Tri-State -             0%                LAC -        7.2%
                 SCPPA -             0%            Anaheim -      10.04%
                                                     UAMPS -      7.028%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a. Condensate Pumps
    b. Feedwater Heaters
    c. Boiler Feed Pumps
    d. Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Setting Tank, Surge Tank, Storage Tank, and Pump House

12. Fly Ash System

                              Exh. IV - 7

                                  EXHIBIT IV(d)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3D Conveyor to the Secondary Crusher Building

20.  Auxiliary Steam Header Piping System:

     a. Including the Unit Specific Branch Line to the Reheat System
     b. Not included is the Branch Line to the Chemical Plant




                              Exh. IV - 8

                                  EXHIBIT IV(e)


                        FACILITIES AND EQUIPMENT SPECIFIC
                          TO SAN JUAN UNITS NO. 1 AND 2

                                    Ownership

                    PNM -      50%                      TEP -      50%
                  M-S-R -       0%               Farmington -       0%
              Tri-State -       0%                      LAC -       0%
                  SCPPA -       0%                  Anaheim -       0%
                                                      UAMPS -       0%


1.  Bearing Cooling Water System

2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

3.  Demineralizer System including: Clarifier, Storage Tanks, and Sump Pump

4.  Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization)

5. Premix Tank Facility (This was the wastewater neutralizer facility and is now operated as part of the Water Management System.)

6.  Instrument Air system, except Unit Piping

7.  Chemical Feed System, except Unit Piping

    a.  Condensate and Feedwater System
    b.  Boiler
    c.  Bearing Cooling Water System
    d.  Cooling Tower Systems
    e.  Chlorination System

8.  Plant Air System, except Unit Piping

9.  Sootblowing Air System, except Unit Piping

10. Hydrogen Storage System, except Unit Piping



                              Exh. IV - 9

                                  EXHIBIT IV(e)
                                   (continued)


11. Coal Handling Reclaim Systems A and B including: Hoppers, Feeders, Reclaim Conveyors, Belt Scales, and Sprinkler System

12.  Coal Tripper System south of column, Line 12 including Dust Collection
     System

13.  Turbine Lube Oil Storage and Transfer System

14.  Control Room, Equipment Rooms, and Associated HVAC System

15.  Turbine Crane south of column, Line 12

16.  Fuel Oil, Ash, and Water Pipe Racks

17.  Boiler Fill System for Units 1 and 2

18.  All spare parts common to either unit

19.  SO2 Backup Scrubber-Absorber Transformer

20.  SAR Multiplexer Control System


                              Exh. IV - 10

                                  EXHIBIT IV(f)


                        FACILITIES AND EQUIPMENT SPECIFIC
                          TO SAN JUAN UNITS NO. 3 AND 4

                                    Ownership

                     PNM -      44.119%                  TEP -            0%
                   M-S-R -        14.4%           Farmington -        4.249%
               Tri-State -         4.1%                  LAC -        3.612%
                   SCPPA -        20.9%              Anaheim -         5.07%
                                                       UAMPS -         3.55%

1.  Bearing Cooling Water System

2.  Demineralizer System: including Sump Pumps, Filter Beds, and Storage Tanks

3. Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization except Ignitor Heaters and Unit Specific Piping)

4. Wastewater Neutralizer Facility (This facility is operated as part of Water Management System.)

5.  Instrument Air System except Unit Piping

6.  Chemical Feed System except Unit Piping

    a.  Condensate and Feedwater System
    b.  Boiler
    c.  Bearing Cooling Water System
    d.  Cooling Tower Systems
    e.  Chlorination System

7.  Plant Air System except Unit Piping

8.  Sootblowing Air System except Unit Piping

9.  Start-Up Transformers and Nonseg Bus to Units 3 and 4 Switchgear

10. Hydrogen Storage System except Unit Piping

11. Coal Tripper System Serving Units 3 and 4 including Dust Collection Systems


                              Exh. IV - 11

                                  EXHIBIT IV(f)
                                   (continued)


12.  Turbine Lube Oil Storage and Transfer System

13.  Control Room, Equipment Rooms, and Associated HVAC System

14.  Boiler Fill System for Units 3 and 4

15. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

16.  CO2 Storage System

17.  Start-Up Boiler Feed Pump

18.  Turbine Bay Crane north of column, Line 12

19.  Fuel Oil, Ash, and Water Pipe Racks

20.  Fire Water Booster and Jockey Pumps

21.  Halon Fire Protection System

22.  Cooling Tower Multiplex Control System

23.  All spare parts common to either unit



                              Exh. IV - 12

                                  EXHIBIT IV(g)


                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                                    Ownership

                    PNM -       46.29%                 TEP -         19.8%
                  M-S-R -         8.7%          Farmington -        2.559%
              Tri-State -        2.49%                 LAC -        2.175%
                  SCPPA -       12.71%             Anaheim -         3.10%
                                                     UAMPS -        2.169%


1.  River and Raw Water System including:

    a. Diversion and intake structures, including all equipment and pump building.
    b. Raw Water line to reservoir.
    c. Reservoir, pump buildings, and all equipment.
    d. Raw water lines to plant yard.
    e. All above and underground fire protection system to each vendor supplied or unit specific fire protection system.

2.  Auxiliary Boiler

3.  SO2 Removal System except Absorbers

    NOTE: The new SO2 Absorber Feed System is being placed in-service to replace the SO2 Chemical Plant previously used by the Project. The SO2 Chemical Plant facilities will be retired in place and will be salvaged or decommissioned at a later date. Section 3.1 describes the new SO2 Absorber Feed System while
Section 3.2 describes the old SO2 Chemical Plant.

    3.1  SO2 Absorber Feed System

         a.  Limestone Handling System
         b.  Limestone Preparation System
         c.  Dewatering System
         d.  Gypsum Stack Out System


                              Exh. IV - 13

                                  EXHIBIT IV(g)
                                   (continued)


    3.2  SO2 Chemical Plant

         a.  Double effect evaporator train systems.
         b.  Fly ash filter system.
         c.  Absorber product and feed tanks.
         d.  Condensate collection, storage, and transfer systems.
         e.  Soda ash storage, mixing, and distribution systems.
         f. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.
         g. Sulfuric acid plant system including storage tanks and load out system.
         h.  Auxiliary. No. 2 cooling tower, pumps, and systems.

4.  Spare-Main Transformer 345/24 kV for all units.

5.  Maintenance, Office, and Warehousing Facilities

6.  Chemical Laboratory

7.  Coal and Ash Handling Control Facilities

8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

9.  Potable Water System

10. Environmental Monitoring systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific.

11. Transportation such as trucks, cars, and dozers (not otherwise charged).

12. Water Management System

    a.  Wastewater Recovery System -- Northside

        1. Reverse osmosis system including lime/soda softening clarifier system.
        2.  Brine concentrator Nos. 4 and 5.
        3.  Process pond No. 3 and pump system
        4.  North evaporation ponds 1, 2, and 3.


                              Exh. IV - 14

                                  EXHIBIT IV(g)
                                   (continued)


    b.  SO2 Waste Treatment System -- Southside

        1.  Process ponds 1A, 1 B, 2 and pumping system.
        2.  Premix tank and clarifier system.
        3.  Oxidation towers.
        4.  Brine concentrator Nos. 2 and 3.
        5.  South evaporation ponds Nos. 1, 2, 3, 4, and 5.

    c.  Data Acquisition System
    d.  Solid Waste Disposal Pit
    e.  Coal pile runoff pond

13. Coal Transfer Facilities from the Reclaim Conveyors to the Head-End of Plat Belts 4A and 4B and Dust Suppression Systems

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15. Sewage Treatment Facilities

16. On each of Units 1 and 2, the Chemical Plant 165-pound Control Valve, and Branch Line from the Unit Specific 650-pound Rehear Steam Line

17. On each of Units 3 and 4, the Chemical Plant Branch Steam Line from the Unit Specific Auxiliary Steam Header System




                              Exh. IV - 15

                                  EXHIBIT IV(h)


                                SAN JUAN PROJECT
                              SWITCHYARD FACILITIES

                               Cost Allocation (%)

                                                     Replacements/Improvements
                                                     -------------------------
                                  Installed Cost           Betterments
                                  --------------           -----------
                                 PNM          TEP       PNM           TEP
                                 ---          ---       ---           ---

345 kV Bus 1 & 3 (East Bus)      50            50        50           50
             Bus 2 (West Bus)    50            50        50           50

Circuit Breakers
----------------

06582 (345/230)                  50            50        50           50
05482                            50            50        50           50
04382 (OJO)                      50            50        50           50

12982 (McKinley)                 50            50        50           50
11882                            50            50        50           50
10782 (Unit 4)                   50            50        50           50

09882 (McKinley)                58.33        41.67      62.5         37.5
08782                           54.16        45.84     56.25         43.75
07682 (Unit 3)                   50            50        50           50

15282 (Four Comers)              50            50        50           50
14182                            50            50        50           50
13082 (Unit 2)                   50            50        50           50

18582 (West Mesa)                50            50        50           50
17482                            50            50        50           50
16382 (Unit 1)                   50            50        50           50
20782                            50            50        50           50

Shunt Reactors
--------------

Ojo                              100           0        100            0
McKinley 1                      5.36         94.64      5.36         94.64
McKinley 2                      16.67        83.33       25           75
WW (BA)                          100           0        100            0


                              Exh. IV - 16

                                  EXHIBIT IV(h)
                                   (continued)

                                                     Replacements/Improvements
                                                     -------------------------
                                  Installed Cost           Betterments
                                  --------------           -----------
                                 PNM          TEP       PNM           TEP
                                 ---          ---       ---           ---
Transformers
------------

Station Aux. No. 2              100           0          100            0
     400 MVA, 345/230-12.5
Station Aux. No. 1              50            50         50             50
     345/4.16-12.5
Station Aux. No. 3              50            50         50             50
     90 MVA, 345/69-12.5

Future Facilities
-----------------

345/69/12 kV                   66.67        33.33       66.67         33.33
2-345 kV Bkrs (Durango)         50            50         50             50

Lower Voltage
-------------

230 kV Control Hse             83.33        16.67       83.33         16.67
230/69 kV Trf                  66.67        33.33       66.67         33.33
Shiprock 230 kV line            100           0          100            0


                                  Exh. IV - 17

                                    EXHIBIT V

                                  EXHIBIT V(a)


                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                         Operation and Maintenance Costs

                   PNM -      50%                   TEP -      50%
                 M-S-R -       0%            Farmington -       0%
             Tri-State -       0%                   LAC -       0%
                 SCPPA -       0%               Anaheim -       0%
                                                  UAMPS -       0%

1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12. Fly Ash System


                                  Exh. V - 1

                                  EXHIBIT V(a)
                                   (continued)


13. Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15. Emergency Diesel Generator

16. Electrical and Control Systems

17. SSR Protection System

18. Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
    Hydrogen



                                  Exh. V - 2

                                  EXHIBIT V(b)


                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                         Operation and Maintenance Costs

                   PNM -      50%                     TEP -      50%
                 M-S-R -       0%              Farmington -       0%
             Tri-State -       0%                     LAC -       0%
                 SCPPA -       0%                 Anaheim -       0%
                                                    UAMPS -       0%


1.   Turbine Generator

2.   Condenser

3.   Condensate and Feedwater System

     a. Condensate Pumps
     b. Feedwater Heaters
     c. Boiler Feed Pumps
     d. Storage Tanks

4.   Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
     Tanks

5.   Forced Draft Fans and Primary Air Fans

6.   Precipitator

7.   Stack and Stack Monitoring System

8.   Cooling Tower

9.   Circulating Water Pumps

10.  Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

12.  Fly Ash System


                                  Exh. V - 3

                                  EXHIBIT V(b)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen



                                  Exh. V - 4

                                  EXHIBIT V(c)


                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                         Operation and Maintenance Costs

                  PNM -        50%                     TEP -      0%
                M-S-R -         0%              Farmington -      0%
            Tri-State -       8.2%                     LAC -      0%
                SCPPA -      41.8%                 Anaheim -      0%
                                                     UAMPS -      0%


1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.  Condensate Pumps
    b.  Feedwater Heaters
    c.  Boiler Feed Pumps
    d.  Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
    Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 3A and 3B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Setting Tank, Surge Tank, and Pump House

12. Fly Ash System


                                  Exh. V - 5

                                  EXHIBIT V(c)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen

19.  SSR Protection System

20.  Auxiliary Steam Header Piping System:

     a.  Including the Unit Specific Branch Line to the Reheat System
     b.  Not included is the Branch Line to the Chemical Plant





                                  Exh. V - 6

                                  EXHIBIT V(d)


                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                         Operation and Maintenance Costs

                PNM -        38.457%                  TEP -          0%
              M-S-R -          28.8%           Farmington -      8.475%
          Tri-State -             0%                  LAC -        7.2%
              SCPPA -             0%              Anaheim -      10.04%
                                                    UAMPS -      7.028%


1.  Turbine Generator

2.  Condenser

3.  Condensate and Feedwater System

    a.   Condensate Pumps
    b.   Feedwater Heaters
    c.   Boiler Feed Pumps
    d.   Storage Tanks

4.  Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
   Tanks

5.  Forced Draft Fans and Primary Air Fans

6.  Precipitator

7.  Stack and Stack Monitoring System

8.  Cooling Tower

9.  Circulating Water Pumps

10. Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Setting Tank, Surge Tank, and Pump House

12. Fly Ash System


                                  Exh. V - 7

                                  EXHIBIT V(d)
                                   (continued)


13.  Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the Reheat Steam Line from the Auxiliary Steam Header

15.  Emergency Diesel Generator

16.  Electrical and Control Systems

17.  Fuel Oil Ignitor Heaters and Unit Specific Piping

18.  Unit Specific Piping for all Air Systems, Chemical Feed Systems, and
     Hydrogen

19.  Auxiliary Steam Header Piping System:

     a.  Including the Unit Specific Branch Line to the Reheat System
     b.  Not included is the Branch Line to the Chemical Plant





                                  Exh. V - 8

                                  EXHIBIT V(e)


                            FACILITIES AND EQUIPMENT
                      COMMON TO SAN JUAN UNITS NO. 1 AND 2

                         Operation and Maintenance Costs

                PNM -      50%                     TEP -      50%
              M-S-R -       0%              Farmington -       0%
          Tri-State -       0%                     LAC -       0%
              SCPPA -       0%                 Anaheim -       0%
                                                 UAMPS -       0%


1.  Bearing Cooling Water System except Unit Piping

2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

3.  Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization)

4.  Instrument Air System, except Unit Piping

5.  Chemical Feed System, except Unit Piping

    a.  Condensate and Feedwater System
    b.  Boiler
    c.  Bearing Cooling Water System
    d.  Cooling Tower Systems
    e.  Chlorination System

6.  Plant Air System, except Unit Piping

7.  Sootblowing Air System, except Unit Piping

8.  Hydrogen Storage System, except Unit Piping

9.  Coal Tripper System including Dust Collection System

10. Turbine Lube Oil Storage and Transfer System

11. Control Room, Equipment Rooms, and Associated HVAC System



                                  Exh. V - 9

                                  EXHIBIT V(e)
                                   (continued)


12.  SO2 Backup Scrubber-Absorber Transformer

13.  Turbine Crane south of column, Line 12

14.  Fuel Oil, Ash, and Water Pipe Racks

15.  Boiler Fill System

16.  SAR Multiplexer Control System



                                  Exh. V - 10

                                  EXHIBIT V(f)


                            FACILITIES AND EQUIPMENT
                      COMMON TO SAN JUAN UNITS NO. 3 AND 4

                         Operation and Maintenance Costs

                 PNM -      44.119%                  TEP -            0%
               M-S-R -        14.4%           Farmington -        4.249%
           Tri-State -         4.1%                   LAC-        3.612%
               SCPPA -        20.9%              Anaheim -         5.07%
                                                   UAMPS -         3.55%


1.  Bearing Cooling Water System except Unit Piping

2. Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization except Ignitor Heaters and Unit Specific Piping)

3.  Instrument Air System except Unit Piping

4.  Chemical Feed System except Unit Piping

    a. Condensate and Feedwater System
    b. Boiler
    c. Bearing Cooling Water System
    d. Cooling Tower Systems
    e. Chlorination System

5.  Plant Air System except Unit Piping

6.  Sootblowing Air System except Unit Piping

7.  Start-Up Transformers and Nonseg Bus to Units 3 and 4 Switchgear

8.  Hydrogen Storage System except Unit Piping

9.  Coal Tripper System including Dust Collection Systems

10. Turbine Lube Oil Storage and Transfer System

11. Control Room, Equipment Rooms, and Associated HVAC System


                                  Exh. V - 11

                                  EXHIBIT V(f)
                                   (continued)


12. Boiler Fill System

13. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

14. CO2 Storage System except Unit Piping

15. Start-Up Boiler Feed Pump except Unit Piping

16. Turbine Bay Crane north of column, Line 12

17. Fuel Oil, Ash, and Water Pipe Racks

18. Fire Water Booster and Jockey Pumps

19. Halon Fire Protection System

20. Cooling Tower Multiplex Control System



                                  Exh. V - 12

                                  EXHIBIT V(g)


                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                         Operation and Maintenance Costs

                 PNM -      46.297%                TEP -         19.8%
               M-S-R -         8.7%         Farmington -        2.559%
           Tri-State -        2.49%                LAC -        2.175%
               SCPPA -       12.71%            Anaheim -         3.10%
                                                 UAMPS -        2.169%


1.   River and Raw Water System including:

     a. Diversion and intake structures, including all equipment and pump building.
     b.  Raw Water line to reservoir.
     c.  Reservoir, pump buildings, and all equipment.
     d.  Raw water lines to plant yard.
     e. All above and underground fire protection system to each vendor supplied or unit specific fire protection system.

2.   Auxiliary Boiler

3.   SO2 Removal System except Absorbers

     NOTE: In April 1998 the new SO2 Absorber Feed System went in-service and replaced the SO2 Chemical Plant previously used by the Project. The SO2 Chemical Plant facilities are retired in place and will be salvaged or decommissioned at a later date. Section 3.1 describes the new SO2 Absorber Feed System while
Section 3.2 describes the old SO2 Chemical Plant.

     3.1  SO2 Absorber Feed System

          a.  Limestone Handling System
          b.  Limestone Preparation System
          c.  Dewatering System
          d.  Gypsum Stack Out System


                                  Exh. V - 13

                                  EXHIBIT V(g)
                                   (continued)


     3.2  SO2 Chemical Plant

          a.  Double effect evaporator train systems.
          b.  Fly ash filter system.
          c.  Absorber product and feed tanks.
          d.  Condensate collection, storage, and transfer systems.
          e.  Soda ash storage, mixing, and distribution systems.
          f. Sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system.
          g. Sulfuric acid plant system including storage tanks and load out system.
          h.  Auxiliary No. 2 cooling tower, pumps, and systems.

4.  Spare-Main Transformer 345/24 kV for all units.

5.  Maintenance, Office, and Warehousing Facilities

6.  Chemical Laboratory

7.* Coal and Ash Handling Control Facilities

8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

9.  Potable Water System

10. Environmental Monitoring systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific.

11. Transportation such as trucks, cars, and dozers (not otherwise charged).

12. Water Management System

    a.  Wastewater Recovery System -- Northside

        1. Neutralization system including premix tank, neutralization tank, clarifier/thickener, and pumps. 2. Reverse osmosis system including lime/soda softening clarifier system.
        3. Brine concentrator Nos. 4 and 5.
        4. Process pond No. 3 and pump system.
        5. North evaporation ponds 1, 2, and 3.


                                  Exh. V - 14

                                  EXHIBIT V(g)
                                   (continued)


    b.  SO2 Waste Treatment System -- Southside

        1. Process ponds 1A, 1B, 2 and pumping system.
        2. Premix tank and clarifier system.
        3. Oxidation towers.
        4. Brine concentrator Nos. 2 and 3.
        5. South evaporation ponds Nos. 1, 2, 3, 4, and 5.

    c.  Data Acquisition System
    d.  Solid Waste Disposal Pit
    e.  Coal pile runoff pond

13.* Coal Handling Equipment -- all equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers. feeders. feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and controls, and heating and ventilation systems.

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.  Sewage Treatment Facilities

16. All Demineralizer Systems including: Clarifier, Storage Tanks, Sump Pumps, Filter Beds, and Control Systems.

17. The Chemical Plant 165-pound Control Valve and Branch Line from each of Units 1 and 2 Unit Specific 650-pound Reheat Steam Line.

18. The Chemical Plant Branch Steam Line from (but not including) the Unit Specific Auxiliary, Steam Header System on each of Units 3 and 4.





*Maintenance Only

                                  Exh. V - 15

                                  EXHIBIT V(h)


                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                              Operation Costs Only


                        PNM)
                      M-S-R)
                        TEP)
                 Farmington)
                  Tri-State)        Variable split based on generation by unit
                        LAC)
                      SCPPA)
                    Anaheim)
                      UAMPS)


1.  Coal and Ash Handling Control Facilities

2.  Coal Handling Equipment

    All equipment from all reclaim hoppers ending at the chutes to the tripper conveyors. This includes: hoppers, feeders, feeder belts, reclaim conveyors, plant conveyors, belt scales, fire protection systems, dust suppression systems, magnetic separators, all electrical and control, and heating and ventilation systems.


                                  Exh. V - 16

                                  EXHIBIT V(i)


                       SWITCHYARD FACILITIES AND EQUIPMENT

                         OPERATION AND MAINTENANCE COSTS


                 PNM - 65%                              TEP - 35%









                                  Exh. V - 17

                                   EXHIBIT VI

                    San Juan Project Participation Agreement
                             Exhibit VI-Attachment A


       A&G RATIO APPLICABLE TO OPERATION AND MAINTENANCE FOR THE SAN JUAN
       ------------------------------------------------------------------
                           GENERATING STATION ("SJGS")
                           ---------------------------

         The Operating Agent determines, in accordance with Accounting Practice, the appropriate A&G expense incurred for the benefit of the SJGS and to be billed to the SJGS as follows:

         1. A&G expenses directly chargeable by on-site San Juan Project employees as set forth in Section 22.2.2;

         2. A&G expenses directly chargeable by A&G related departments located off-site as set forth in Section 22.2.2; and

         3. Indirect A&G expenses included in the development of the A&G ratio.

         Except as set forth in Section 22.0, individuals located off-site must either charge their time and expenses direct to the SJGS or be included in the A&G pool in the development of the A&G Ratio. Costs incurred for the same purpose must be either all charged direct to the SJGS or all be included in the A&G pool, e.g., all staff persons within the same department must either charge direct to the SJGS or to the A&G pool.

A. The Operating Agent conducts an A&G study every three years. However, periodic reviews will be performed to determine if significant organizational changes have occurred that may require the Operating Agent to conduct an A&G study on a basis more frequently than three years. This study determines the appropriate amount of indirect A&G expense to utilize in the development of the A&G Ratio described below.

         The FERC A&G accounts included in the A&G study are: 920, 921, 923, 930.2, 931 and 935.

         Background
         ----------

         The responsibility for the SJGS resides in the Operating Agent's Bulk Power Business Unit. The A&G expenses charged to this Business Unit are derived from two areas. The first component is an allocation of A&G expenses from the Operating Agent's Corporate Office to the Bulk Power Business Unit. These allocations are based on pre-determined methodologies. The second component of costs are A&G expenses that are directly charged to the Bulk Power Business Unit. Note: Any A&G expenses charged directly to the SJGS are excluded from the determination of the A&G Ratio and are not subject to the A&G Ratio.


                                   Exh. VI - 1

         A questionnaire is sent to all managers that have A&G charges to the Bulk Power Business Unit to determine what percentage of their A&G expenses should be included in the development of the A&G Ratio.

         The percentages derived from the questionnaires are then applied to the actual A&G amounts charged to the Bulk Power Business Unit for the study year. Amounts are split between labor and other.

B. Labor Ratios for Payroll Taxes (FERC Account 408), Injuries and Damages (FERC Account 925) and Pension and Benefits (FERC Account 926) (See
         Exhibit VI Attachments B, C and D) are applied to the labor portion of the A&G determined above.

C. Other costs included in the development of the A&G Ratio are Depreciation of General Plant (FERC Account 403), Property Insurance (FERC Account 924) and Property Taxes (FERC Account 408) for the Operating Agent's headquarters buildings and energy management facility and Amortization of Computer Software (FERC Account 404) for certain software applications that provide benefit to the SJGS.

         The portion of the costs related to the Operating Agent's headquarters buildings included in the development of the A&G Ratio are derived by applying certain ratios obtained from the A&G study questionnaires. The costs included in the A&G Ratio for the Operating Agent's energy management facility are based on the number of MW of SJGS capacity as a percentage of the Operating Agent's total generating capacity. In addition, ratios for determining the amount of software costs to include in the A&G Ratio are based on the specific software application. For example, if the Operating Agent installed a new payroll system, the amount of costs for this system that would be included in the A&G Ratio calculation would be based on the number of employees at the SJGS as a percent of the Operating Agent's total employees. The Operating Agent reviews each specific software application to determine the method for assigning the appropriate amount of costs to be included in the A&G Ratio calculation.

The A&G ratio shall be applied to the following SJGS costs:

         1) Labor charged to the operation and maintenance expenses included in Sections 22.2.1, 22.3, 22.4, 22.5 and 23.3.3 of the San Juan Project Participation Agreement. Such labor dollars are utilized as the denominator in the calculation of the A&G Ratio described below.

The A&G Ratio shall be derived annually based on the preceding year's experience, as set forth herein unless otherwise agreed to by the participants. The A&G Ratio will be adjusted to actuals at year-end and the adjustment will be used in the computation of the A&G Ratio for the following year.

                                 A&G Ratio = A/B



                                   Exh. VI - 2

Where   A =   Administrative  and  general  expense  chargeable to FERC Accounts
              920,  921, 923,  930.2,  931 and 935,  including  Labor Ratios for
              Payroll  Taxes (FERC  Account  408),  Injuries  and Damages  (FERC
              Account  925) and Pension and  Benefits  (FERC  Account  926) plus
              other  related  costs  for  the  Operating  Agent's   headquarters
              buildings and energy  management  facility for Property Taxes FERC
              Account (408), Depreciation of General Plant FERC Account (403), and Property Insurance FERC Account (924) plus amortization of certain Computer Software costs charged to FERC Account (404).

        B = Total SJGS operation and maintenance labor paid and accrued excluding labor expenses chargeable to FERC accounts 920 through 935 inclusive.

Note: Any modifications to the methodology utilized for calculating the A&G Ratio described above shall be developed by the San Juan Auditing Committee and approved by the San Juan Coordination Committee.



                                   Exh. VI - 3

                    San Juan Project Participation Agreement
                             Exhibit VI-Attachment B
                             -----------------------


         PAYROLL TAX RATIO FOR THE SAN JUAN GENERATING STATION ("SJGS")
         --------------------------------------------------------------


The Payroll Tax Ratio shall be applied to the following SJGS costs:

         1) Labor charged to operation and maintenance expenses included in Sections 22.2.1, 22.2.2, 22.2.4, 22.2.5 22.3, 22.4, 22.5 and 23.3.3
            of the San Juan Project Participation Agreement.
         2) Labor charged to other primary accounts including, but not limited to, FERC Accounts 107, 108, 163, 183, 186 and 188.

The Payroll Tax Ratio shall be determined annually on the basis of the Operating Agent's preceding years experience adjusted for known changes to comply with regulations applicable to Social Security and Unemployment Compensation as set forth herein unless otherwise agreed to by the participants. The Payroll Tax Ratio will be adjusted to actuals at year-end and the adjustment will be used in the computation of the ratio for the following year.

                             Payroll Tax Ratio = T/P

Where T = The Operating Agent's total payroll tax expense chargeable to FERC Account 408.

         P  =   The Operating Agent's total base labor paid and accrued,  less wages paid for time-off allowances plus accruals for time-off allowances.


Notes:   (1     Base labor is defined as an  employee's  hourly rate times the number of hours worked plus an accrual for time-off  allowances.
                In addition, base labor also includes overtime pay and special pay.

         (2) Time-off allowances are defined as vacation, illness and holiday time.

         (3) Special pay is defined as any other compensation an employee receives that is not part of his/her regular base pay. Examples include employee recognition awards as well as results based pay, the Operating Agent's bonus pay plan.

         (4) Any modifications to the methodology utilized for calculating the Payroll Tax Ratio described above shall be developed by the San Juan Auditing Committee and approved by the San Juan Coordinating Committee.



                                   Exh. VI - 4

                    San Juan Project Participation Agreement
                             Exhibit VI-Attachment C
                             -----------------------


                       INJURIES AND DAMAGES RATIO FOR THE
                       ----------------------------------
                      SAN JUAN GENERATING STATION ("SJGS")
                      ------------------------------------

The Injuries and Damages Ratio shall be applied to the following SJGS costs:

         1) Labor charged to operation and maintenance expenses included in Sections 22.2.1, 22.2.2, 22.2.4, 22.2.5 22.3, 22.4, 22.5 and 23.3.3
            of the San Juan Project Participation Agreement.
         2) Labor charged to other primary accounts including, but not limited to, FERC Accounts 107, 108, 163, 183, 186 and 188.

The Injuries and Damages Ratio shall be determined annually on the basis of the Operating Agent's preceding year's experience as set forth herein unless otherwise agreed to by the participants. The Injuries and Damages Ratio will be adjusted to actuals at year-end and the adjustment will be used in the computation of the ratio for the following year.

                        Injuries and Damages Ratio = I/P

Where     I =   The  Operating  Agent's  total  injuries and damages  expense chargeable to FERC Account 925, including payroll taxes, and pension and benefits on labor chargeable to FERC Account 925.
                The amount of payroll taxes and pension and benefits to be added are based on the ratios included in Exhibit VI, Attachments B and D, respectively. Note: Any injuries and damages expense charged direct to the SJGS are excluded from the determination of the Injuries and Damages Ratio.

          P = The Operating Agent's total base labor paid and accrued, less wages paid for time-off allowances plus accruals for time-off allowances less special pay and wages charged direct to FERC Account 925.

Notes:   (1)    Special pay is defined as any other  compensation  an employee receives that is not part of his/her regular base pay. Examples include employee recognition awards as well as results based pay, the Operating Agent's bonus pay plan.

          (2)   Any  modifications  to the methodology  utilized for calculating the Injuries and Damages Ratio described above shall be developed by the San Juan Auditing Committee and approved by the San Juan Coordination Committee.


                                   Exh. VI - 5

                    San Juan Project Participation Agreement
                             Exhibit VI-Attachment D
                             -----------------------


                       PENSION AND BENEFITS RATIO FOR THE
                       ----------------------------------
                      SAN JUAN GENERATING STATION ("SJGS")
                      ------------------------------------


The Pension and Benefits Ratio shall be applied to the following SJGS costs:

         1) Labor charged to operation and maintenance expenses included in Sections 22.2.1, 22.2.2, 22.2.4, 22.2.5 22.3, 22.4, 22.5 and 23.3.3
             of the San Juan Project Participation Agreement.
         2) Labor charged to other primary accounts including, but not limited to, FERC Accounts 107, 108, 163, 183, 186 and 188.

The Pension and Benefits Ratio shall be determined annually on the basis of the Operating Agent's preceding year's experience as set forth herein unless otherwise agreed to by the participants. The Pension and Benefits Ratio will be adjusted to actuals at year-end and the adjustment will be used in the computation of the ratio for the following year.

                        Pension and Benefits Ratio = B/P

Where     B  =  The Operating  Agent's  total  pension and benefits  expense chargeable to FERC Account 926, including payroll taxes, and injuries and damages on labor chargeable to FERC Account 926.
                The amount of payroll taxes and injuries and damages to be added are based on the ratios included in Exhibit VI, Attachments B and C, respectively.

          P = The Operating Agent's total base labor paid and accrued, less wages paid for time-off allowances plus accruals for time-off allowances, less overtime, part-time, special pay not eligible for pension and benefits and wages charged direct to FERC Account 926.

Notes:    (1)   Special pay is defined as any other  compensation  an employee receives that is not part of his/her regular base pay.  Examples include  employee  recognition  awards as well as results  based pay, the Operating Agent's bonus pay plan. Employee  recognition awards are not eligible for pension and benefit loadings.
          (2)   Any  modifications  to the methodology  utilized for calculating
                the  Pension  and  Benefits  Ratio   described  above  shall  be
                developed by the San Juan Auditing Committee and approved by the San Juan Coordination Committee.




                                   Exh. VI - 6

                    San Juan Project Participation Agreement
                             Exhibit VI-Attachment E
                             -----------------------


        CAPITALIZED A&G RATIO APPLICABLE TO CAPITAL PROJECTS FOR THE SAN
        ----------------------------------------------------------------
                        JUAN GENERATING STATION ("SJGS")
                        --------------------------------

         The Operating Agent determines the appropriate A&G expense incurred for the benefit of the SJGS and to be billed to the SJGS as follows:

A. The Operating Agent conducts an A&G study every three years. However, periodic reviews will be performed to determine if significant organizational changes have occurred that may require the Operating Agent to conduct an A&G study on a basis more frequently than three years. This study determines the appropriate amount of indirect A&G expense to utilize in the development of the Capitalized A&G Ratio described below.

         The FERC A&G accounts included in the A&G study are: 920, 921, 923, 930.2, 931 and 935.

         Background
         ----------

         The responsibility for the SJGS resides in the Operating Agent's Bulk Power Business Unit. The A&G expenses charged to this Business Unit are derived from two areas. The first component is an allocation of A&G expenses from the Operating Agent's Corporate Office to the Bulk Power Business Unit. These allocations are based on pre-determined methodologies. The second component of costs are A&G expenses that are directly charged to the Bulk Power Business Unit. Note: Any A&G expenses charged directly to the SJGS are excluded from the determination of the Capitalized A&G Ratio. Two Capitalized A&G Ratios are calculated, one for major construction projects (Projects greater than $10,000,000) and one for minor construction projects (Projects less than $10,000,000).

         A questionnaire is sent to all managers that have A&G charges to the Bulk Power Business Unit to determine what percentage of their A&G expenses are capital-related and should be included in the development of the Capitalized A&G Ratios. Amounts are split between labor and other.

B. Labor Ratios for Payroll Taxes (FERC Account 408), Injuries and Damages (FERC Account 925) and Pension and Benefits (FERC Account 926) (see
         Exhibit VI Attachments B, C and D) are applied to the labor portion of the A&G determined above.

The Capitalized A&G Ratios, shall be applied to all SJGS construction costs except for long-term leased transportation and motorized equipment. The total amount of these construction dollars are utilized as the denominator in the calculation of the A&G Ratio described below.

                                   Exh. VI - 7

                           Capitalized A&G Ratio = A/B

Where    A =   Administrative  and  general  expense  chargeable  to  FERC
               Accounts 920,  921,  923,  930.2,  931 and 935,  including  Labor
               Ratios for Payroll Taxes (FERC Account 408), Injuries and Damages
               (FERC Account 925) and Pension and Benefits (FERC Account 926) as categorized separately in the A&G questionnaire for major and minor construction expenditures for the study period.

         B = Total SJGS capital project amounts for the Bulk Power Business Unit as categorized between major and minor construction projects for the study period chargeable to FERC Accounts 107 and 108.


Note: Any modifications to the methodology utilized for calculating the A&G Ratio described above shall be developed by the San Juan Auditing Committee and approved by the San Juan Coordination Committee.


                                   Exh. VI - 8

                                   EXHIBIT VII

                                                                    Attachment C
                                                                          Page 1

                                BHP MINERALS INC.
                              SAN JUAN COAL COMPANY
                                  P. O. BOX 155
                           FRUITLAND, NEW MEXICO 87416


February 9, 1993                                 cc:    Tani Cambra - BHP
                                                        Chris Seymour - SJM
Public Service Company of New Mexico                    Rick Franklin - TEP
414 Silver Avenue, S.W.                                 Rick Sarracino - PNM
Albuquerque, New Mexico  87102                          Harry Schanning - PNM
                                                        Jay Clatworthy - LPM

Attention:  Suzy Braun, Fuel Accounting

Dear Ms. Braun:

Enclosed is the current billing for coal sales for the month of January 1993.

The following invoices are included:

     INVOICE             SAN JUAN        LA PLATA       SJ TRANSPORTATION
--------------------   -------------   -------------   --------------------

ASH DISPOSAL           $  273,244.00
  93-01                $9,324,192.00*  $3,384,804.00**   $ 1,259,928.00***
                       -------------   -------------     --------------
                       $9,597,436.00   $3,384,804.00     $ 1,259,928.00
                       =============   =============     ==============

TOTAL PAYMENT DUE                                        $14,242,168.00
                                                         ==============

If you have any questions, please call me at (505) 598-4235.

Sincerely,


Ed A. Becenti
San Juan Coal Company

Enclosures

  * Detail on Attachment C, Page 1
 ** Detail on Attachment C, Page 4
*** Detail on Attachment C, Page 6

                                                                    Attachment C
                                                                          Page 2

SAN JUAN COAL COMPANY                             INVOICE NO.:   593-01
P. O. BOX 15                                      DATE:          JAN. 31, 1993
FRUITLAND, NM  87416

SAN JUAN COAL SALES AGREEMENT

TO:  PUBLIC SERVICE COMPANY OF NEW MEXICO
         P. O. BOX 2267
         ALBUQUERQUE, NM  87103
--------------------------------------------------------------------------------

JAN. 1993                     COAL DELIVERIES
---------                     ---------------

TONS OF COAL DELIVERED CURRENT MONTH (SCHEDULE P)                      369,845
TONS OF COAL DELIVERED PREVIOUSLY DURING THE YEAR                            0
                                                                --------------

TOTAL COAL DELIVERED YEAR TO DATE                                      369,845
                                                                ==============

       PARAGRAPH                      INVOICE AMOUNT
       ---------                      --------------

9.2(A), 9.3(A),9.4, 9.5(A)   OPERATING COSTS (SCHEDULE A)        $5,759,716.00
9.2(B), 9.3(B), 9.5(B)       CAPITAL INVEST. ELEMENT (SCH. B)     2,833,025.00
9.2(D), 9.3(D), 9.5(D)       ADMINISTRATIVE COMPONENT (SCH. D)      161,231.00
9.6                          EFFICIENCY ELEMENT (SCHEDULE E)              0.00
                                                                 -------------

                               TOTAL SALES VALUE                  8,753,972.00

     LESS:  INVOICE NUMBER N/A                                            0.00
                                                                 -------------

                               ADJUSTED SALES VALUE              $8,753,972.00

     PLUS:  TAX (SCHEDULE T)                                        570,220.00
                                                                 -------------
                               SUBTOTAL INVOICE                  $9,324,192.00

LESS:  INCREMENTAL TONS                                                   0.00
                                                                 -------------

                               TOTAL INVOICE                     $9,324,192.00
                                                                 =============

REMIT TO:     SAN JUAN COAL COMPANY
              C/O BHP MINERALS INC.
              550 CALIFORNIA STREET
              SAN FRANCISCO, CA  94104
              ATTENTION:  TREASURY DEPARTMENT

COPIES TO:    PUBLIC SERVICE COMPANY OF NEW MEXICO (3)
              TUCSON ELECTRIC POWER COMPANY (1)
              BHP MINERALS INC - SAN FRANCISCO OFFICE (2)
              SAN JUAN COAL COMPANY (2)

*    Details on Attachment C, Page 3

                                                                   Attachment C
                                                                         Page 3
SAN JUAN COAL COMPANY                                                SCHEDULE B

                                                  INVOICE NO.: S93-01
                                                  DATE:        JAN. 31, 1993
                                                  MONTH:       JAN. 1993

I. FRUITLAND CAPITAL INVESTMENT ELEMENT
---------------------------------------

FRUITLAND TONS MINED & DELIVERED (SCHEDULE P)

TIMES:  C1  (SCHEDULE S-2)

         =        256,849  X        $6.131           =        $1,574,741.00

LESS:  DISCOUNT TONS

         =              0  X        $0.000           =        $        0.00
                                                              -------------

     SUBTOTAL                                                  1,574,741.00

II.  PROCESSING CAPITAL INVESTMENT ELEMENT
------------------------------------------

TONS APPLICABLE (SCHEDULE P)

TIMES:  PC1  (SCHEDULE S-3)

         =        564,760  X        $2.228           =         1,258,284.00
                                                              -------------

TOTAL CAPITAL INVESTMENT ELEMENT                              $2,833,025.00*
                                                              =============

* Forward to Attachment C, Page 2

                                                                  Attachment  C
                                                                         Page 4
SAN JUAN COAL COMPANY
C/O LA PLATA MINE                                                 L93-01
P.O. BOX 155                                                      JAN. 31, 1993
FRUITLAND, NM  87416

SAN JUAN COAL SALES AGREEMENT
-----------------------------

TO:  PUBLIC SERVICE COMPANY OF NEW MEXICO
     P.O. BOX 2267
     ALBUQUERQUE, NM  87103

JAN. 1993                           COAL DELIVERIES
---------                           ---------------

TONS OF COAL DELIVERED CURRENT MONTH (SCHEDULE P)                       112,996
TONS OF COAL DELIVERED PREVIOUSLY DURING THE YEAR                             0
                                                                  -------------
TOTAL COAL DELIVERED YEAR TO DATE                                       112,996
                                                                  =============

PARAGRAPH                  INVOICE AMOUNT

   9.3 (A)      OPERATING COSTS (SCHEDULE A)                      $2,064,762.00
   9.3 (B)      CAPITAL INVEST. ELEMENT (SCH. B)                   1,071,767.00*
   9.3 (C)      MIN. AGGREGATE CAPITAL INVEST. ELEMENT (SCH. C)            0.00
   9.3 (D)      ADMINISTRATIVE COMPONENT (SCH. D)                     43,199.00
                                                                  -------------
                    TOTAL SALES VALUE                             $3,179,728.00

   LESS:  INVOICE NUMBER N/A                                               0.00
                                                                  -------------
                    ADJUSTED SALES VALUE                          $3,179,728.00

   PLUS:  TAX (SCHEDULE T)                                           205,076.00
                                                                  -------------
                    SUBTOTAL INVOICE                              $3,384,804.00

   LESS:  INCREMENTAL TONS                                                 0.00
                                                                  -------------
                    TOTAL INVOICE                                 $3,384,804.00
                                                                  =============

REMIT TO:   SAN JUAN COAL COMPANY
            C/O BHP MINERALS INC.
            550 CALIFORNIA STREET
            SAN FRANCISCO, CA  94104
            ATTENTION:  TREASURY DEPARTMENT

COPIES TO:  PUBLIC SERVICE COMPANY OF NEW MEXICO (3)
            TUCSON ELECTRIC POWER COMPANY (1)
            SAN JUAN COAL COMPANY (1)

* Details on Attachment C, Page 5

                                                                   Attachment C
                                                                         Page 5
SAN JUAN COAL COMPANY                                                SCHEDULE B
LA PLATA MINE
                                             INVOICE NO.:    L93-01
                                             DATE:           JAN. 31, 1993
                                             MONTH:          JAN. 1993

I. LA PLATA MINING CAPITAL INVESTMENT ELEMENT
---------------------------------------------

LA PLATA TONS MINED & DELIVERED (SCHEDULE P)

TIMES:  NC1  (SCHEDULE S-2)

         =        112,996  X        $9.485           =          $1,071,767.00

LESS:  DISCOUNT TONS

         =              0  X        $2.250           =          $        0.00
                                                                -------------


TOTAL CAPITAL INVESTMENT ELEMENT                                $1,071,767.00*
                                                                =============

* Forward to Attachment C, Page 4

                                                                  Attachment  C
                                                                         Page 6

SAN JUAN TRANSPORTATION COMPANY                   INVOICE NO:  T93-01
P.O. BOX 155                                                   JAN. 31, 1993
FRUITLAND, NM  87416

SAN JUAN TRANSPORTATION AGREEMENT
---------------------------------

TO:  PUBLIC SERVICE COMPANY OF NEW MEXICO
     P.O. BOX 2267
     ALBUQUERQUE, NM  87103

JAN. 1993                           COAL DELIVERIES
---------                           ---------------

TONS OF COAL DELIVERED CURRENT MONTH (SCHEDULE P)                      112,996
TONS OF COAL DELIVERED PREVIOUSLY DURING THE YEAR                            0
                                                                 -------------

TOTAL COAL DELIVERED YEAR TO DATE                                      112,996
                                                                 =============

PARAGRAPH                  INVOICE AMOUNT

   7.2 (A)      OPERATING COSTS (SCHEDULE A)                     $  525,827.00
   7.2 (B)      CAPITAL INVEST. ELEMENT (SCH. B)                    658,993.00*
   7.3 (C)      MIN. AGGREGATE CAPITAL INVEST. ELEMENT (SCH. C)           0.00
   7.3 (D)      ADMINISTRATIVE COMPONENT (SCH. D)                     8,011.00
                                                                 -------------

                         TOTAL SALES VALUE                       $1,192,831.00

   LESS:  INVOICE NUMBER N/A                                              0.00
                                                                 -------------

                         ADJUSTED SALES VALUE                    $1,192,831.00

   PLUS:  GROSS RECEIPTS TAX @ 5.625%                                67,097.00
                                                                 -------------

                         TOTAL INVOICE                           $1,259,928.00
                                                                 =============

REMIT TO:   SAN JUAN COAL COMPANY
            C/O BHP MINERALS INC.
            550 CALIFORNIA STREET
            SAN FRANCISCO, CA  94104
            ATTENTION:  TREASURY DEPARTMENT

COPIES TO:  PUBLIC SERVICE COMPANY OF NEW MEXICO (3)
            TUCSON ELECTRIC POWER COMPANY (1)
            SAN JUAN COAL COMPANY (1)

* Details on Attachment C, Page 7

                                                                 Attachment C
                                                                       Page 7

SAN JUAN COAL COMPANY                                              SCHEDULE B

                                                   INVOICE NO.:  T93-01
                                                   DATE:         JAN. 31, 1993
                                                   MONTH:        JAN. 1993

I.  CAPITAL INVESTMENT ELEMENT
------------------------------

TONS DELIVERED

TIMES:  C1  (SCHEDULE S-2)

         =        112,996  X        $5.832           =          $658,993.00
                                                                -----------

     TOTAL CAPITAL INVESTMENT ELEMENT                           $658,993.00*
                                                                ===========

* Forward to Attachment C, Page 6

                                                                   Attachment C
                                                                         Page 8

                         MONTHLY FIXED COST CALCULATION
                                  January 1993

A)  San Juan CIE (Schedule B) (Attachment C, Page 3)    1,574,741.00
B)  Processing (Schedule B) (Attachment C, Page 3)      1,258,284.00
C)  Royalty @12.5%                                        434,954.00  J X .125
                                                        ------------
D)  Sub-Total                                           3,267.979.00  A + B + C

E)  Sub-Total--Royalty Subject to RET and CT            2,833,025.00  D - C

F)  Resource Excise Tax @ .75%                             21,247.69  E X .0075
G)  Conservation Tax @ .18%                                 5,099.45  E X .0018
                                                        ------------
H)  Amount Subject to GRT                               3,294,326.14  D + F + G

I)  Gross Receipts Tax @ 5.625%                           185,305.85  H X .05625
                                                        ------------
J)  TOTAL SAN JUAN CIE & PROCESSING                     3,479,631.99  H + I

A)  La Plata CIE (Schedule B) (Attachment C, Page 5)    1,071,767.00
B)  Royalty @ 12.5%                                       164,548.26  I X .125
                                                        ------------
C)  Sub-Total                                           1,236,315.26  A + B

D)  Sub-Total--Royalty Subject to RET and CT            1,071,767.00  C - B

E)  Resource Excise Tax @ .75%                              8,038.25  D X .0075
F)  Conservation Tax @ .18%                                 1,929.18  D X .0018
                                                        ------------
G)  Amount Subject to GRT                               1,246,282.69  C + E + F

H)  Gross Receipts Tax @ 5.625%                            70,103.40  G X .05625
                                                        ------------

I)  TOTAL LA PLATA CIE                                  1,316,386.09  G + H
    Transportation CIE (Schedule B)
      (Attachment C, Page 7)                              658,993.00
                                                        ------------
                                                          658,993.00
    Gross Receipts Tax @ 5.625%                            37,068.36
                                                        ------------
    TOTAL TRANSPORTATION CIE                              696,061.36
                                                        ------------
    TOTAL FIXED COSTS INVOICED 1/93:                    5,492,079.44
                                                        ------------

                                                                  Attachment C
                                                                        Page 9

Removal of Fixed Expenses from Coal Inventory

Total Coal Invoice                                              $14,242,168.00
(Attachment C, p. 1)

Less Ash Expense                                                   $273,244.00
(Attachment C, p. 1)

Less Fixed Fuel Expenses

San Juan & Processing CIE                                        $3,479,631.99
(Attachment C, p. 8)

La Plata CIE                                                     $1,316,386.09
(Attachment C, p. 8)

Transportation CIE                                                 $696,061.36
(Attachment C, p. 8)

Net Variable Fuel Expense
To Inventory                                                     $8,476,844.56


                                                                                                       Attachment C
                                                                                                            Page 10

                                                 TONS                        COST
SAN JUAN COAL INVENTORY                        DELIVERED     TOTAL         DELIVERED                        AVERAGE
-----------------------                         BURNED        TONS           BURNED        TOTAL COST        PRICE
        DATE                 DESCRIPTION       AND SOLD     TO DATE         AND SOLD        TO DATE         PER TON
        ----                 -----------       --------     -------         --------        -------         -------
                Beg. Bal.                                     744,453                    $21,422,710.42
January 1993
                Deliveries                        369,845   1,114,298     8,476,844.56**  29,899,554.98
                Stockpile deliveries                    0   1,114,298             0.00    29,899,554.98
                Adjustment to deliveries                0   1,114,298             0.00    29,899,554.98
                Employee sales                          0   1,114,298             0.00    29,899,554.98
                Adjustments to prior burns              0   1,114,298             0.00    29,899,554.98    26.832638
                Unit 1 burn gen.               (92,339.05)  1,021,959    (2,477,700.30)   27,421,854.68
                Unit 2 burn gen.               (92,202.40)    929,757    (2,474,033.62)   24,947,821.06
                Unit 3 burn gen.              (143,098.82)    786,658    (3,839,718.84)   21,108,102.22
                Unit 4 burn gen.              (162,852.47)    623,805    (4,369,761.37)   16,738,340.85
                Unit 1 burn chem.                    0.00     623,805             0.00    16,738,340.85
                Unit 2 burn chem.                    0.00     623,805             0.00    16,738,340.85
                Unit 3 burn chem.               (5,240.98)    618,564      (140,629.32)   16,597,711.53
                Unit 4 burn chem.               (6,032.98)    612,531      (161,880.77)   16,435,830.76
                Adjustments to burn                  0.00     612,531             0.00    16,435,830.76
                                              -----------  ----------   --------------   --------------

                Total Tons/Dollars            (501,766.70)    612,531   (13,463,724.22)   16,435,830.76
                                              -----------  ----------   --------------   --------------

**Attachment C, Page 9

                                                                                        Attachment C
                                                                                             Page 11
MONTHS--January 1993 CIE Revision


GENERATION DATA                  UNIT 1         UNIT 2         UNIT 3        UNIT 4         TOTALS
---------------                  ------         ------         ------        ------         ------
1)  METERED GROSS GEN.         179,880.00     172,030.00     271,300.00    316,450.00     939,660.00

     A.  START-UP POWER            685.00         698.00         200.00          0.00       1,583.00
     B.  UNIT AUXILIARY         20,440.00      20,941.30      28,230.00     23,840.00      93,451.30
     C.  COMMON AUXILIARY        2,431.80       2,304.50       3,707.40      4,463.00      12,906.70
     D.  1 & 2 COMMON AUX.           0.00           0.00           0.00          0.00           0.00
     E.  3 & 4 COMMON AUX.           0.00           0.00           0.00          0.00           0.00

2)  TOTAL METERED AUX.          23,556.80      23,943.80      32,137.40     28,303.00     107,941.00
3)  METERED NET GEN.           156,323.20     148,086.20     239,162.60    288,147.00     831,719.00

4)  PNM'S SHARE-----*           80,603.30      74,833.80     127,017.10    179,725.50     462,179.70
5)  TEP'S SHARE-----*           75,719.90      73,252.40      91,928.20          0.00     240,900.50
6)  COF'S SHARE-----*                0.00           0.00      11,934.50     11,972.70      23,907.20
7)  MSR'S SHARE-----*                0.00           0.00           0.00     83,843.30      83,843.30
8)  LAC SHARE-------*                0.00           0.00       8,282.80     12,605.50      20,888.30
9)  # OF DAYS IN MONTH              31.00




                        SAN JUAN FUEL EXPENSE ALLOCATION                                                      Attachment C, Page 12


For the month ended January 1993 CIE Revision

Unit 1 Breakdown
----------------
                                       PNM         TEP       CITY     MSR      CPC      LAC       TOTAL    (Attachment C, Page 11)
                                       ---         ---       ----     ---      ---      ---       -----
Start-up                               342.50      342.50                                          685.00  (Attachment C, Page 11)
Unit auxiliary                      10,220.00   10,220.00                                       20,440.00  (Attachment C, Page 11)
Common auxiliary                     1,253.98      481.50    62.23   211.57   369.83   52.69     2,431.80  (Attachment C, Page 11)
Units 1 and 2 common auxiliary           0.00        0.00                                            0.00  (Attachment C, Page 11)
                                   -----------  ----------  ------   ------   ------  ------   ----------
Total start-up and auxiliary        11,816.48   11,044.00    62.23   211.57   369.83   52.69    23,556.60

Net generation (metered shares)     80,603.30   75,719.90                                      156,323.20  (Attachment C, Page 11)
                                   -----------  ----------  ------   ------   ------  ------   ----------
Total                               92,419.78   86,763.90    62.23   211.57   369.83   52.69   179,880.00

Gross generation--Unit 1           179,860.00

FUEL COST CALCULATION
---------------------
Chemical cost for the month                          $        0.00
Coal cost for the month                              $2,477,700.30
Oil cost for the month                               $   55,628.38
                                                     -------------
Total fuel cost for the month                        $2,533,328.68
                                                     -------------

UNIT 1 ALLOCATION PERCENTAGE (From Total Line-Unit 1 Breakdown above)
----------------------------
PNM               0.5138
TEP               0.4823
CITY              0.0003
MSR               0.0012
CPC               0.0021
LAC               0.0003         1.0000

ALLOCATION OF UNIT 1 FUEL EXPENSE
---------------------------------
             COAL          OIL       CHEM       Unit 1 Coal Burn (984)        CHEM        GEN            TOTAL

PNM      $1,273,042.42  $28,560.83   $0.00   1-501001-770-722-1656-5850       $0.00   $1,273,042.42   $1,273,042.42
TEP      $1,194,994.85  $28,628.60   $0.00   1-501001-789-722-1656-5850       $0.00   $1,194,994.85   $1,194,994.85
CITY           $743.31      $16.89   $0.00   1-501001-774-722-1656-5850       $0.00         $743.31         $743.31
MSR          $2,973.24      $68.75   $0.00   1-501001-773-752-1656-5850       $0.00       $2,973.24       $2,973.24
CPC          $5,203.17     $118.82   $0.00   1-501001-772-722-1656-5850       $0.00       $5,203.17       $5,203.17
LAC            $743.31      $16.89   $0.00   1-501001-771-722-1656-5850       $0.00         $743.31         $743.31
         -------------  ----------   -----
Total    $2,477,700.30  $55,628.38   $0.00   1-151000-768-800-1998-0000-1998  $0.00                                      $55,628.38

         ACCOUNTING ENTRY
         ----------------

                 1-501401-770-722-1658-5850       $28,580.83
                 1-501401-769-722-1656-5850       $28,528.80
                 1-501401-774-722-1656-5850           $16.89
                 1-501401-773-722-1656-5850           $68.75
                 1-501401-772-722-1656-5850          $116.82
                 1-501401-771-722-1656-5850           $16.89

  $2,477.700.30  1-501001-765-800-1998-0000-1998


                        SAN JUAN FUEL EXPENSE ALLOCATION                                                     Attachment C, Page 13


For the month ended January 1993 CIE Revision

Unit 2 Breakdown
----------------
                                       PNM         TEP       CITY     MSR      CPC      LAC       TOTAL     (Attachment C, Page 11)
                                       ---         ---       ----     ---      ---      ---       -----

Start-up                               349.00      349.00                                           698.00  (Attachment C, Page 11)
Unit auxiliary                      10,470.65   10,470.65                                        20,941.30  (Attachment C, Page 11)
Common auxiliary                     1,188.34      456.29    59.07   200.40   350.28    50.12     2,304.50  (Attachment C, Page 11)
Units 1 and 2 common auxiliary           0.00        0.00                                             0.00  (Attachment C, Page 11)
                                   ----------   ---------   ------   ------   ------   ------   ----------
Total start-up and auxiliary        12,007.99   11,275.94    59.07   200.40   350.28    50.12    23,943.60

Net generation (metered shares)     74,833.80   73,252.40                                       148,086.20  (Attachment C, Page 11)
                                   ----------   ---------   ------   ------   ------   ------   ----------
Total                               86,841.79   84,528.34    59.07   200.40   350.28    50.12   172,030.00

Gross generation--Unit 2           172,030.00

FUEL COST CALCULATION
---------------------
Chemical cost for the month                 $        0.00
Coal cost for the month                     $2,474,033.62
Oil cost for the month                      $   57,921.54
                                            -------------
Total fuel cost for the month               $2,531,955.16
                                            -------------

UNIT 2 ALLOCATION PERCENTAGE (From Total Line-Unit 2 Breakdown above)
----------------------------
PNM               0.5048
TEP               0.4814
CITY              0.0003
MSR               0.0012
CPC               0.0020
LAC               0.0003         1.0000

ALLOCATION OF UNIT 2 FUEL EXPENSE
---------------------------------
              COAL           OIL          CHEM       Unit 1 Coal Burn (984)          CHEM         GEN            TOTAL
PNM        $1,248,892.17   $29,236.79     $0.00   1-501002-770-722-1656-5850         $0.00   $1,248,892.17   $1,248,892.17
TEP        $1,215,740.12   $28,483.64     $0.00   1-501002-789-722-1656-5850         $0.00   $1,215,740.12   $1,215,740.12
CITY             $742.21       $17.38     $0.00   1-501002-774-722-1656-5850         $0.00         $742.21         $742.21
MSR            $2,968.04       $50.31     $0.00   1-501002-773-752-1656-5850         $0.00       $2,968.84       $2,968.84
CPC            $4,949.07      $115.84     $0.00   1-501002-772-722-1656-5850         $0.00       $4,949.07       $4,949.07
LAC              $742.21       $17.38     $0.00   1-501002-771-722-1656-5850         $0.00         $742.21         $742.21
           -------------   ----------    ------
Total      $2,474,033.82   $57,921.34     $0.00   1-151000-768-800-1998-0000-1998    $0.00

               ACCOUNTING ENTRY
               ----------------

                  1-501402-770-722-1656-5850         $29,236.78
                  1-501402-769-722-1656-5850         $28,483.64
                  1-501402-774-722-1656-5850             $17.38
                  1-501402-773-722-1656-5850             $50.31
                  1-501402-772-722-1656-5850            $115.84
                  1-501402-771-722-1656-5850             $17.38

   $2,474.033.62  1-501001-765-800-1998-0000-1998                 $57,921.34

                        SAN JUAN FUEL EXPENSE ALLOCATION                                                     Attachment C, Page 14

For the month ended January 1993 CIE Revision

Unit 3 Breakdown
----------------

                                      PNM      TEP      CITY      MSR       CPC       LAC         TOTAL    (Attachment C, Page 11)
                                      ---      ---      ----      ---       ---       ---         -----
Start-up                              100.00    0.00                         100.00                200.00  (Attachment C, Page 11)
Unit auxiliary                     11,857.14    0.00   1,220.76           14,115.00  1,037.10   28,230.00  (Attachment C, Page 11)
Common auxiliary                    1,911.75  734.07      94.87  322.54      563.52     80.64    3,707.40  (Attachment C, Page 11)
Units 3 and 4 common auxiliary          0.00    0.00       0.00    0.00        0.00      0.00        0.00  (Attachment C, Page 11)
                                  ----------  ------  ---------  ------  ----------  --------  ----------
Total start-up and auxiliary       13,868.89  734.07   1,315.63  322.54   14,778.52  1,117.74   32,137.40

Net generation (metered shares)   127,017.10    0.00  11,934.50           91,928.20  8,282.80  239,162.60  (Attachment C, Page 11)
                                  ----------  ------  ---------  ------  ----------  --------  ----------
Total                             140,885.99  734.07  13,250.13  322.54  106,706.72  9,400.54  271,300.00

Gross generation--Unit 3          271,300.00

FUEL COST CALCULATION
---------------------
Chemical cost for the month                       $  140,829.32
Coal cost for the month                           $3,838,718.84
Oil cost for the month                            $   25,465.56
                                                  -------------
Total fuel cost for the month                     $4,005,013.72
                                                  -------------

UNIT 3 ALLOCATION PERCENTAGE (From Total Line-Unit 3 Breakdown above)
----------------------------
PNM                 0.5194
TEP                 0.0027
CITY                0.0488
MSR                 0.0012
CPC                 0.3933
LAC                 0.0346         1.0000

ALLOCATION OF UNIT 3 FUEL EXPENSE
---------------------------------

              COAL            OIL           CHEM       Unit 1 Coal Burn (984)              CHEM          GEN            TOTAL
PNM        $1,994,349.97    $13,226.81     $72,516.91  1-501003-770-722-1656-5850        $72,516.91   $1,994,349.97   $2,066,866.88
TEP           $10,367.24        $68.78     $27,844.61  1-501003-789-722-1656-5850        $27,844.61      $10,367.24      $38,211.85
CITY         $187,378.28     $1,242.72      $3,598.70  1-501003-774-722-1656-5850         $3,598.70     $187,378.28     $190,976.98
MSR            $4,607.66        $30.56     $12,234.75  1-501003-773-752-1656-5850        $12,234.75       $4,607.66      $16,842.41
CPC        $1,510,161.42    $10,015.60     $21,375.66  1-501003-772-722-1656-5850        $21,375.66   $1,510,161.42   $1,531,537.08
LAC          $132,854.27       $881.11      $3,058.69  1-501003-771-722-1656-5850         $3,058.69     $132,854.27     $135,912.96
           -------------    ----------    -----------
Total      $3,838,718.84    $25,465.58    $140,629.32  1-151000-768-800-1998-0000-1998


         ACCOUNTING ENTRY
         ----------------


                 1-501403-770-722-1656-5850         $13,226.81
                 1-501403-769-722-1656-5850             $68.76
                 1-501403-774-722-1656-5850          $1,242.72
                 1-501403-773-722-1656-5850             $30.58
                 1-501403-772-722-1656-5850         $10,015.60
                 1-501403-771-722-1656-5850            $881.11

  $3,980.348.16  1-501001-765-800-1998-0000-1998                  $25,465.58


                        SAN JUAN FUEL EXPENSE ALLOCATION                                                    Attachment C, Page 15


For the month ended January 1993 CIE Revision

Unit 4 Breakdown
----------------

                                     PNM       TEP      CITY        MSR      CPC       LAC       TOTAL     (Attachment C, Page 11)
Start-up                                0.00    0.00       0.00       0.00    0.00       0.00        0.00  (Attachment C, Page 11)
Unit auxiliary                     15,105.62    0.00   1,010.22   6,865.92    0.00     858.24   23,840.00  (Attachment C, Page 11)
Common auxiliary                    2,301.39  583.37     114.21     388.28  678.38      97.07    4,463.00  (Attachment C, Page 11)
Units 3 and 4 common auxiliary          0.00    0.00       0.00       0.00    0.00       0.00        0.00  (Attachment C, Page 11)
                                  ----------  ------  ---------  ---------  ------  ---------  ----------
Total start-up and auxiliary       17,407.01  583.37   1,124.43   7,254.20  678.38     955.31   28,303.00

Net generation (metered shares)   179,725.80    0.00  11,972.70  83,843.30    0.00  12,905.50  288,147.00  (Attachment C, Page 11)
                                  ----------  ------  ---------  ---------  ------  ---------  ----------
Total                             197,132.81  583.37  13,097.13  91,097.50  678.38  13,860.81  316,450.00

Gross generation--Unit 4          318,450.00

FUEL COST CALCULATION
---------------------
Chemical cost for the month                       $  161,880.77
Coal cost for the month                           $4,369,761.37
Oil cost for the month                            $   24,896.56
                                                  -------------
Total fuel cost for the month                     $4,556,538.70
                                                  -------------

UNIT 4 ALLOCATION PERCENTAGE (From Total Line-Unit 4 Breakdown above)
----------------------------
PNM               0.6229
TEP               0.0028
CITY              0.0414
MSR               0.2879
CPC               0.0021
LAC               0.0429         1.0000

ALLOCATION OF UNIT 4 FUEL EXPENSE
---------------------------------
               COAL           OIL          CHEM       Unit 1 Coal Burn (984)               CHEM          GEN            TOTAL
PNM         $2,721,924.36   $15,508.07    $83,475.43  1-501004-770-722-1656-5850         $83,475.43   $2,721,924.38   $2,805,399.79
TEP            $12,235.33       $69.71    $32,052.39  1-501004-789-722-1656-5850         $32,052.39      $12,235.33      $44,287.72
CITY          $180,908.12    $1,030.72     $4,142.43  1-501004-774-722-1656-5850          $4,142.43     $180,908.12     $185,050.65
MSR         $1,258,054.30    $7,167.72    $14,083.83  1-501004-773-752-1656-5850         $14,083.83   $1,258,054.30   $1,272,137.93
CPC             $9,176.50       $52.28    $24,805.88  1-501004-772-722-1656-5850         $24,605.88       $9,176.50      $33,782.38
LAC           $187,462.76    $1,068.06     $3,320.81  1-501004-771-722-1656-5850          $3,320.91     $187,462.76     $190,983.67
            -------------   ----------  ------------
Total       $4,369,761.37   $24,896.56   $161,880.77  1-151000-768-800-1998-0000-1998


                  ACCOUNTING ENTRY


                 1-501404-770-722-1656-5850          $15,508.07
                 1-501404-769-722-1656-5850              $69.71
                 1-501404-774-722-1656-5850           $1,030.72
                 1-501404-773-722-1656-5850           $7,167.72
                 1-501404-772-722-1656-5850              $52.28
                 1-501404-771-722-1656-5850           $1,068.06

  $4,531.642.14  1-501001-767-800-1998-0000-1998                    $24,896.56

                                                                   Attachment C
                                                                        Page 16

                    JAN               JAN AS PROPOSED
                   BURN             UNDER MODIFICATION 8
                   TONS              BASE BURN EXPENSE

   Unit 1       92,339.05     Unit 1      2,477,700.30  (Attachment C, Page 12)
      Stm            0.00        Stm              0.00
   Unit 2       92,202.40     Unit 2      2,474,033.62  (Attachment C, Page 13)
      Stm            0.00        Stm              0.00
   Unit 3      143,098.82     Unit 3      3,839,718.84  (Attachment C, Page 14)
      Stm        5,240.98        Stm        140,629.32
   Unit 4      162,852.47     Unit 4      4,369,761.37
      Stm        6,032.98        Stm        161,880.77  (Attachment C, Page 15)
    Total      501,766.70      Total     13,463,724.22

Participation Allocation (%)          Participation Allocation (%)
Unit 1 (Attachment C, Page 12)        Unit 1
         PNM              0.5138          PNM              0.5138
         TEP              0.4823          TEP              0.4823
         COF              0.0003          COF              0.0003
         MSR              0.0012          MSR              0.0012
         CPC              0.0021          CPC              0.0021
         LAC              0.0003          LAC              0.0003
                          1.0000                           1.0000

Unit 2 (Attachment C, Page 13)        Unit 2
         PNM              0.5048          PNM              0.5048
         TEP              0.4914          TEP              0.4914
         COF              0.0003          COF              0.0003
         MSR              0.0012          MSR              0.0012
         CPC              0.0020          CPC              0.0020
         LAC              0.0003          LAC              0.0003
                          1.0000                           1.0000

Unit 3 (Attachment C, Page 14)        Unit 3
         PNM               0.5194          PNM             0.5194
         TEP               0.0027          TEP             0.0027
         COF               0.0488          COF             0.0488
         MSR               0.0012          MSR             0.0012
         CPC               0.3933          CPC             0.3933
         LAC               0.0346          LAC             0.0346
                           1.0000                          1.0000

Unit 4 (Attachment C, Page 15)        Unit 4
         PNM               0.6229          PNM             0.6229
         TEP               0.0028          TEP             0.0028
         COF               0.0414          COF             0.0414
         MSR               0.2879          MSR             0.2879
         CPC               0.0021          CPC             0.0021
         LAC               0.0429          LAC             0.0429
                           1.0000                          1.0000

                                           CIE:                    5,492,079.44

                   TONS                 BASE BURN        CIE*         TOTAL 501
                  BURNED                 EXPENSE        EXPENSE        EXPENSE

         PNM     275,567.44    PNM    7,394,201.26   3,016,219.03  10,410,420.29
         TEP      92,917.98    TEP    2,493,234.54   1,017,032.27   3,510,266.81
         COF      14,069.18    COF      377,513.15     153,993.99     531,507.14
         MSR      48,259.23    MSR    1,294,922.42     528,220.63   1,823,143.05
         CPC      58,714.71    CPC    1,575,470.70     642,660.93   2,218,131.63
         LAC      12,238.16    LAC      328,382.15     133,952.59     462,334.74

                 501,766.70          13,463,724.22   5,492,079.44  18,955,803.66

*Attachment C, page 8

                                  EXHIBIT VIII

                                  EXHIBIT VIII


                 Proportional Adjustment of Voting Requirements
                 ----------------------------------------------
       in Case of a Default and Suspension of the Rights of a Participant
       ------------------------------------------------------------------
                       to Vote Pursuant to Section 35.4.1.
                       -----------------------------------

        Example Calculation Based on Hypothetical Ownership Percentages:


In the following table, Participant D with Participation Shares in Units 3 and 4 is assumed to be the defaulting Participant. Participation Shares for Voting and Number of Participants for Voting are shown under original or pre-default conditions and are then adjusted as provided in Sections 18.4, 19.4, 20.5, and
21.4 after the right of Participant D to vote is suspended pursuant to Section 35.4.1.

Participation Shares for voting pursuant to Sections 18.4.1(a), 18.4.2(a), and 18.4.3(a) are adjusted as follows:

         For Units:

                  The Adjusted Participation Share for a Participant = (That Participant's Participation Share)/(The sum of the Participation Shares of all non-defaulting Participants in the affected Unit)

         For Common Facilities:

                  Adjustments related to common facilities shall be proportional to any differing Participation Shares between Units. The above formula would be applied to each Unit and then summed and normalized over the applicable common facilities. Because San Juan Units are of unequal ratings, the normalization will be in proportion to each Unit's rating rather than the even fractions in the example below where equally sized units were used for simplicity.

The  numbers  of  Participants   used  for  voting  purposes   pursuant  to  the
requirements of Sections 18.4.1(b), 18.4.2(b), and 18.4.3(b) are adjusted by subtracting the number of defaulting Participants from the total number of Participants voting under those Sections.



                                 Exh. VIII - 1

                                     Original                       Adjusted
                    Original         Number of       Adjusted       Number of
                  Participation    Participants    Participation  Participants
                    Shares for      For Voting      Shares for     for Voting
                      Voting:        Purposes:      for Voting-     Purposes -
                   ss.18.4.1(a),    ss.18.4.1,     ss.18.4.1(a),   ss.18.4.1(b),
                  ss.18.4.2(a),&  ss.18.4.1(b),&  ss.18.4.2(a),&  ss.18.4.2(b),&
Unit or Facility   ss.18.4.3(a)     ss.18.4.3(b)   ss.18.4.3(a)    ss.18.4.3(b)
----------------  --------------  --------------  --------------  --------------

Unit 1                                  2                               2
  Participant A         50.00%                        50.00%
  Participant B         50.00%                        50.00%

Unit 2                                  2                               2
  Participant A         50.00%                        50.00%
  Participant B         50.00%                        50.00%

Unit 3                                  4                               3
  Participant A         20.00%                        28.57% 1
  Participant B         20.00%                        28.57%
  Participant C         30.00%                        42.86%
  Participant D         30.00%                         0.00%

Unit 4                                  5                               4
  Participant A         10.00%                        12.50% 2
  Participant B         10.00%                        12.50%
  Participant C         20.00%                        25.00%
  Participant D         20.00%                         0.00%
  Participant E         40.00%                        50.00%

Unit 1 & 2 Common                       2                               2
  Participant A         50.00%                        50.00%
  Participant B         50.00%                        50.00%


--------
1 Computed  on  Unit  3  Participation  Shares  as  follows:  (Participant  A)/
  (Participant A + Participant B + Participant C) = 20%/(20%+20%+30%) = 28.57% 2 Computed on Unit 4 Participation Shares as follows: (Participant A)/
  (Participant   A  +  Participant   B  +  Participant  C  +  Participant E) =
  10%/(10%+10%+20%+40%) = 12.50%


                                 Exh. VIII - 2

                                     Original                       Adjusted
                    Original         Number of       Adjusted       Number of
                  Participation    Participants    Participation  Participants
                    Shares for      For Voting      Shares for     for Voting
                      Voting:        Purposes:      for Voting-     Purposes -
                   ss.18.4.1(a),    ss.18.4.1,     ss.18.4.1(a),   ss.18.4.1(b),
                  ss.18.4.2(a),&  ss.18.4.1(b),&  ss.18.4.2(a),&  ss.18.4.2(b),&
Unit or Facility   ss.18.4.3(a)     ss.18.4.3(b)   ss.18.4.3(a)    ss.18.4.3(b)
----------------  --------------  --------------  --------------  --------------

Unit 3 & 4 Common                         5                             4
  Participant A         15.00%                        20.536% 3
  Participant B         15.00%                        20.536%
  Participant C         25.00%                        33.928%
  Participant D         25.00%                          0.00%
  Participant E         20.00%                        25.000%

Plant Common                              5                             4
  Participant A         32.50%                        35.268% 4
  Participant B         32.50%                        35.268%
  Participant C         12.50%                        16.964%
  Participant D         12.50%                          0.00%
  Participant E         10.00%                        12.500%


3 Computed  on Unit 3 and 4  Common  Participation  Shares  as  follows:  Unit 3
  Contribution = (Participant  A) / (Participant A + Participant B + Participant
  C) =  20%/(20%+20%+30%)  = 28.571%;  Unit 4 Contribution  = (Participant  A) /
  (Participant A + Participant B + Participant C + Participant E) = 10%/(10%+10%+20%+40%) = 12.500%. Unit 3 & 4 Common = (Unit 3 Rating)/(Sum of
  Unit 3 and 4 Ratings) * (Unit 3 Contribution) + (Unit 4 Rating)/(Sum of Unit 3 and 4 Ratings) * (Unit 4 Contribution) = 1/2 (28.571%) + 1/2 (12.500%) =
  20.536%

4 Computed on Plant Common Participation Shares as follows:  Unit 1 Contribution
  = (Participant A) / (Participant A + Participant B) = 50%/(50%+50%) = 50.000%; Unit 2 Contribution = (Participant A) / (Participant A + Participant B) = 50%/(50%+50%) = 50.000%. Unit 3 Contribution = (Participant A) / (Participant A + Participant B + Participant C) = 20%/(20%+20%+30%) = 28.571%; Unit 4
  Contribution = (Participant A) / (Participant A + Participant B + Participant C + Participant E) = 10%/(10%+10%+20%+40%) = 12.500%. Plant Common = (Unit 1
  Rating)/(Plant Rating) * (Unit 1 Contribution) + (Unit 2 Rating)/(Plant Rating) * (Unit 2 Contribution) + (Unit 3 Rating)/(Plant Rating) * (Unit 3 Contribution) + (Unit 4 Rating)/(Plant Rating) * (Unit 4 Contribution) = 1/4 (50.000%) + 1/4 (50.000%) + 1/4 (28.571%) + 1/4 (12.500%) = 35.268%


                                 Exh. VIII - 3

                                   EXHIBIT IX

                                   EXHIBIT IX


                               FIXED FUEL EXPENSE




SAN JUAN COAL SALES AGREEMENT (As Amended)
------------------------------------------

    SECTION 9.2(B):
        San Juan (Fruitland) Mine Capital Investment Element

    SECTION 9.3(b):
        La Plata Mine Capital Investment Element

    SECTION 9.5(b):
        Processing Capital Investment Element


TRANSPORTATION AGREEMENT (As Amended)
-------------------------------------

    SECTION 7.2(b):
        Transportation Capital Investment Element









                                  Exh. IX - 1